[E.V. LOGO]                          MUTUAL FUNDS
EATON VANCE-Registered Trademark-    FOR PEOPLE                 [EDUCATION SIGN]
MUTUAL FUNDS                         WHO PAY
                                     TAXES-Registered Trademark-



SEMIANNUAL REPORT FEBRUARY 28, 2001
                                                                         Alabama
                                                                        Arkansas
[CARSON                       EATON VANCE                                Georgia
 HIGHWAY                       MUNICIPALS                               Kentucky
  PHOTO]                         TRUST                                 Louisiana
                                                                        Maryland
                                                                        Missouri
                                                                  North Carolina
              [BRIDGE PHOTO]                                              Oregon
                                                                  South Carolina
                                                                       Tennessee
                                                                        Virginia

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001
LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS J. FETTER]
Thomas J. Fetter
President

As most fixed-income investors know, municipal bonds have long occupied a unique position among investment asset classes. Historically, the $1.5 trillion municipal market has financed a broad range of important public projects, including utilities, transportation facilities, hospitals, education, economic development and housing projects. These projects address the needs of local and state communities, generate new employment opportunities and improve the quality of life for many citizens. We thought it might be helpful to shareholders to begin a series of discussions with a broad overview of this vital market.

REVENUE BONDS: PROVIDING FINANCING FOR ESSENTIAL, FEE-BASED SERVICES...

Roughly two-thirds of all municipal bond issuance over the past decade has consisted of revenue bonds. These bonds are issued by entities that charge their customers a fee to provide essential services and include a very broad range of issuers. Electric and water utilities, airport and turnpike authorities, housing projects and hospitals are just a few examples of entities that issue revenue bonds. Interest payments to bondholders are paid from user fees paid for services: water bills paid by homeowners; highway tolls paid by motorists; hospital fees paid by patients and health insurers.

Credit quality is, of course, a critical determinant in the municipal market. Municipal bond analysts look for trends that may impact an issuer's revenue base. For revenue bonds, those factors may include shifts in demographics within the customer base, a rise or fall in competitive rates for water or electric power, or changes in insurance reimbursements for medical procedures. Those trends bear close watching, for any significant change may have a major impact on the value of an investment. For example, recent changes in Medicare reimbursement policies have posed a serious threat to the financial soundness of many hospitals across the country and have had a major impact on performance within the hospital sector of the municipal bond market.

GENERAL OBLIGATION BONDS: BACKED BY THE "FULL FAITH AND CREDIT" OF THE ISSUER...

General obligation bonds (GOs) constitute the remaining one-third of the municipal market. Issued by states, counties, cities, towns, villages and school districts, GOs are backed by the full faith and credit of the issuer, as represented by the unlimited taxing power of the jurisdiction. Because of that taxing power, general obligations are often accorded a fairly high credit quality, dependent, of course, on the creditworthiness of the community in question.

Analysts examine a community's economic base, looking for sound fundamentals and a strong tax revenue base. In cases where that tax base is threatened, credit quality may be jeopardized. For example, New York City was close to bankruptcy in 1975 and its GO bonds performed very poorly. However, as the City's fortunes improved in the 1980s and 1990s, its revenue base improved significantly, leading to an upgrade in its bonds.

Political changes may also affect general obligations. In 1978, California's Proposition 13 severely limited property taxes and capped annual tax increases. As the property tax rebellion spread to other parts of the country, the impact of those changes was felt in the GO market in other states.

WE BELIEVE THAT MUNICIPAL BONDS DESERVE CONSIDERATION FROM TODAY'S INVESTORS...

At Eaton Vance, we have long been a major participant in the municipal market, active in bringing tax-exempt alternatives to investors. While the importance of the municipal market is obvious in the public projects that improve our lives, we believe that municipal bonds play an equally important role for today's tax-conscious investors. We will continue to seek attractive opportunities in this exciting market.

                             Sincerely,

                             /s/ Thomas J. Fetter

                             Thomas J. Fetter
                             President
                             April 11, 2001

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001
MARKET RECAP

The economy and the financial markets were characterized by increasing uncertainty in the second half of 2000 and early in 2001. While there was widespread agreement among investors and economists alike that the economy was weakening, the extent of the downturn was far from certain. The equity markets responded to the news with a relentless decline. In contrast, the bond markets, which typically respond favorably to a moderating economy, continued the rally begun in 2000.

INFLATION HAWKS LAST YEAR, THE FEDERAL RESERVE DID AN ABOUT-FACE IN 2001...

By year-end 2000, it appeared that the Federal Reserve, which in 1999 and early 2000 had pursued a vigorous anti-inflation campaign, may have overshot its target. In Congressional testimony, Fed Chairman Greenspan described the economy as generating "near zero growth." The weaker economy was reflected in lower industrial production, declining capital investment and disappointing corporate earnings. Meanwhile, consumers, unnerved by reports of mounting layoffs and a major correction in the stock market, sharply curtailed their spending habits. Not surprisingly, the nation's Gross Domestic Product - a measure of the goods and services produced in the U.S. - registered only a modest 1.4% annualized growth rate in the fourth quarter of 2000, according to preliminary figures. That was significantly weaker than last year's robust pace and the weakest quarterly showing since 1996.

MUNICIPAL BONDS HAVE MOUNTED A STRONG RECOVERY IN THE PAST YEAR...

In the second half of 2000, the Fed indicated that the weak economy represented a more serious threat than inflation and signaled a more accommodative monetary policy. From January through March 2001, amid increasing signs of a slowdown, the Fed took dramatic steps to reinvigorate the economy, lowering, in three separate moves, its benchmark Federal Funds rate by a total of 150 basis points (1.5%). The bond markets, which move in the opposite direction of interest rates, rallied strongly. The Lehman Brothers Municipal Bond Index - a broad-based, unmanaged index of municipal bonds - had a total return of 5.19% during the six months ended February 28, 2001.*

--------------------------------------------------------------------------------
MUNICIPAL BONDS YIELD NEARLY 100% OF TREASURY YIELDS

                5.29%                          8.76%

30-YEAR AAA-RATED                     TAXABLE EQUIVALENT YIELD
GENERAL OBLIGATION (GO) BONDS*        IN 39.6% TAX BRACKET

                5.31%

30-YEAR TREASURY BOND

PRINCIPAL AND INTEREST PAYMENTS OF TREASURY SECURITIES ARE GUARANTEED BY THE U.S. GOVERNMENT.

*GO YIELDS ARE A COMPILATION OF A REPRESENTATIVE VARIETY OF GENERAL OBLIGATIONS AND ARE NOT NECESSARILY REPRESENTATIVE OF THE FUNDS' YIELD. STATISTICS AS OF FEBRUARY 28, 2001

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
SOURCE: BLOOMBERG, L.P.
--------------------------------------------------------------------------------

MODERATING ECONOMIC GROWTH BODES WELL FOR THE BOND MARKET...

Naturally, the outlook for the municipal market will depend on the relative strength of the economy and future Fed actions. The Fed has indicated its determination to engineer a "soft landing," a positive sign for the bond market. Municipal bond supply represents another encouraging trend. Municipal bond issuance in 2000 fell well below that of the previous year and indications point to modest new issuance again in 2001. In addition, demand has increased due to the unfavorable climate for equities. The result suggests a more favorable supply-and-demand balance for the foreseeable future.

While the economy will bear close watching in coming months, a moderating economic environment has historically been good for bond investors. In addition, with memories of this year's stock market volatility still fresh, municipal bonds can represent an excellent risk-management vehicle. We believe that in today's uncertain economy, municipal bonds can provide diversification, attractive income and tax-efficiency for investors.

*It is not possible to invest directly in an Index.

EATON VANCE ALABAMA MUNICIPALS FUND AS OF FEBRUARY 28, 2001
INVESTMENT UPDATE

[PHOTO WILLIAM H. AHERN]
William H. Ahern
Portfolio Manager

MANAGEMENT UPDATE
--------------------------------------------------------------------------------
- Although Alabama's manufacturing sector has slowed in line with the national economy, hopes have been buoyed by plans of auto manufacturers to locate new plants in the state. The service sector has produced most new jobs in recent months. The state's jobless rate was 4.9% at February 28, up slightly from the 4.7% pace of a year ago.

- Escrowed bonds remained the Portfolio's largest sector weighting at February
  28. Because they are backed by Treasury bonds, escrowed bonds are viewed as the highest quality and tend to perform well in a positive market environment.

- As Alabama's economy diversified its technology and manufacturing base, some communities have been forced to make significant infrastructural improvements. The Portfolio maintained a significant weighting in insured* water and sewer bonds, which have helped finance such projects in recent years.

- Transportation bonds again played a prominent role in the Portfolio. The state has upgraded its port and airport facilities to adjust to changing economic requirements. The Portfolio's holdings included issues for the Alabama State Docks Department and the Huntsville-Madison County Airport.

- The hospital industry remained under the pressure of changing reimbursement rules. In the hospital sector, the Portfolio continued to focus on institutions with sound financial structures, good management and a favorable demographic base.


PORTFOLIO STATISTICS(6)
--------------------------------------------------------------------------------

- Number of Issues:                         46

- Average Maturity:                         21.0 years

- Average Rating:                           AA

- Average Call:                             6.4 years

- Average Dollar Price:                     $95.68


THE FUND
--------------------------------------------------------------------------------
- During the six months ended February 28, 2001, the Fund's Class A and Class B shares had total returns of 5.81% and 5.54%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.71 on February 28, 2001 from $9.41 on August 31, 2000, and the reinvestment of $0.240 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $10.69 from $10.35, and the reinvestment of $0.226 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on February 28, 2001 of $9.71 per share for Class A and $10.69 for Class B, the distribution rates were 4.98% and 4.21%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.68% and 7.34%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at February 28, 2001 were 4.49% and 3.95%, respectively.(5) The SEC 30-day yields of Class A and
  Class B are equivalent to taxable yields of 7.83% and 6.88% respectively.(4)


RATING DISTRIBUTION(6)
--------------------------------------------------------------------------------

AAA        69.9%
A          10.9%
BBB        15.9%
Non-Rated   3.3%

*Private insurance does not decrease the risk of loss of principal associated with this investment.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FUND INFORMATION
AS OF FEBRUARY 28, 2001

Performance(7)                                           Class A    Class B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                  13.72%     12.93%
Five Years                                                 5.14       4.46
Life of Fund+                                              4.68       5.60

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                   8.30%      7.93%
Five Years                                                 4.11       4.12
Life of Fund+                                              3.97       5.60

+Inception date: Class A: 12/7/93; Class B: 5/1/92
--------------------------------------------------------------------------------

5 LARGEST SECTORS(6)
--------------------------------------------------------------------------------
By net assets

Escrowed/Prerefunded                   16.9%
Insured - Water & Sewer*               15.1%
Insured - Transportation*              11.1%
Hospital                                9.8%
Insured - Education*                    9.4%

--------------------------------------------------------------------------------
(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and state income tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume maximum 42.62% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Rating Distribution, Portfolio Statistics and 5 Largest Sectors may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE ARKANSAS MUNICIPALS FUND AS OF FEBRUARY 28, 2001
INVESTMENT UPDATE

[PHOTO THOMAS M. METZOLD]
Thomas M. Metzold
Portfolio Manager

MANAGEMENT UPDATE
--------------------------------------------------------------------------------
- The Arkansas economy slowed noticeably in recent months, with manufacturing and construction especially weak. In addition, severe winter weather resulted in widespread interuptions of business, exacting a further toll on local economies. The state's jobless rate was 4.4% at February 28, down from the 4.7% pace of a year ago.

- The hospital industry remained under the pressure of changing reimbursement rules. Hospital bonds issued by acute care providers with good fundamentals and sound financials constituted the Portfolio's largest sector weighting. The Portfolio was able to find good value within this sector.

- The Portfolio maintained selective investments in industrial development revenue bonds, which offered very attractive yields and improved the income component of the Portfolio. In a weak economy, the Portfolio's investments represented a well-diversified range of industries.

- Housing issues continued to play a significant role in the Portfolio. Housing investments included Arkansas Development Finance Authority and North Little Rock issues that provided financing for single- and multi-family projects.

- Management continued its efforts to diversify the Portfolio's holdings. In addition, management continued to upgrade call structure in order to improve the Portfolio's upside potential.


PORTFOLIO STATISTICS(6)
--------------------------------------------------------------------------------
- Number of Issues:                         40

- Average Maturity:                         19.3 years

- Average Rating:                           A+

- Average Call:                             7.7 years

- Average Dollar Price:                     $101.38


THE FUND
--------------------------------------------------------------------------------
- During the six months ended February 28, 2001, the Fund's Class A and Class
  B shares had total returns of 5.08% and 4.79%, respectively.(1) For Class
  A, this return resulted from an increase in net asset value (NAV) per share to $9.75 on February 28, 2001 from $9.52 on August 31, 2000, and the reinvestment of $0.247 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $10.47 from $10.21, and the reinvestment of $0.224 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on February 28, 2001 of $9.75 per share for Class A and $10.47 for Class B, the distribution rates were 5.12% and 4.25%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 9.12% and 7.57%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at February 28, 2001 were 4.48% and 3.95%, respectively.(5) The SEC 30-day yields of Class A and
  Class B are equivalent to taxable yields of 7.98% and 7.03% respectively.(4)


RATING DISTRIBUTION(6)
--------------------------------------------------------------------------------

AAA        30.6%
AA         10.9%
A          36.4%
BBB        16.5%
Non-Rated   5.6%

*Private insurance does not decrease the risk of loss of principal associated with this investment.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FUND INFORMATION
AS OF FEBRUARY 28, 2001

Performance(7)                                           Class A    Class B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                  11.80%     11.05%
Five Years                                                 5.22       4.38
Life of Fund+                                              4.78       5.30

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                   6.48%      6.05%
Five Years                                                 4.20       4.04
Life of Fund+                                              4.06       5.30

+Inception date: Class A: 2/9/94; Class B: 10/2/92
--------------------------------------------------------------------------------

5 LARGEST SECTORS(6)
--------------------------------------------------------------------------------
By net assets

Hospital                               15.7%
Industrial Development Revenue         13.5%
Housing                                10.5%
Insured - Electric Utilities*           8.6%
Education                               8.5%

--------------------------------------------------------------------------------
(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and state income tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume maximum 43.83% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Rating Distribution, Portfolio Statistics and 5 Largest Sectors may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE GEORGIA MUNICIPALS FUND AS OF FEBRUARY 28, 2001
INVESTMENT UPDATE

[PHOTO CYNTHIA J. CLEMSON]
Cynthia J. Clemson
Portfolio Manager

MANAGEMENT UPDATE
--------------------------------------------------------------------------------
- Georgia's economy has been characterized by tepid growth in recent months, featuring factory closings among manufacturing companies and cutbacks in the Atlanta-based technology sector. The state's February 2001 jobless rate was 3.4%, down slightly from 3.8% a year ago.

- The Portfolio's largest sector weighting at February 28 was industrial development revenue bonds (IDRs). In a weak economic environment, the Portfolio's IDR holdings represented a well diversified range of industries, including non-cyclical areas such as foods, beverages and consumer products.

- Insured* water and sewer issuers constituted a significant portion of the Portfolio's investments. Facing the pressures of urban sprawl, Atlanta area communities have upgraded their water infrastructure. The Portfolio's holdings included water and sewer issues for Atlanta, DeKalb and Fulton counties.

- Management adjusted the Portfolio to take advantage of changing market conditions, including updating call protection and establishing tax losses. Tax losses may be used to offset future capital gains and maintain the Portfolio's tax advantage.

- Insured* special tax revenue bonds represented a large commitment of the Portfolio. These bonds provided funding for transportation and arena projects throughout the state.


PORTFOLIO STATISTICS(6)
--------------------------------------------------------------------------------
- Number of Issues:                         54

- Average Maturity:                         20.7 years

- Average Rating:                           AA-

- Average Call:                             8.5 years

- Average Dollar Price:                     $99.83


THE FUND
--------------------------------------------------------------------------------
- During the six months ended February 28, 2001, the Fund's Class A and Class
  B shares had total returns of 5.35% and 5.04%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.26 on February 28, 2001 from $9.02 on August 31, 2000, and the reinvestment of $0.235 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $9.89 from $9.63, and the reinvestment of $0.220 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on February 28, 2001 of $9.26 per share for Class A and $9.89 for Class B, the distribution rates were 5.14% and 4.40%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 9.05% and 7.75%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at February 28, 2001 were 4.63% and 4.10%, respectively.(5) The SEC 30-day yields of Class A and
  Class B are equivalent to taxable yields of 8.15% and 7.22% respectively.(4)


RATING DISTRIBUTION(6)
--------------------------------------------------------------------------------

AAA        45.7%
AA         11.7%
A          23.6%
BBB        11.1%
Non-Rated   7.9%

*Private insurance does not decrease the risk of loss of principal associated with this investment.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FUND INFORMATION
AS OF FEBRUARY 28, 2001

Performance(7)                                           Class A    Class B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                 13.81%     12.88%
Five Years                                                4.98       4.26
Life of Fund+                                             4.11       4.90

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                  8.38%      7.88%
Five Years                                                3.96       3.93
Life of Fund+                                             3.41       4.90

+Inception date: Class A: 12/7/93; Class B: 12/23/91
--------------------------------------------------------------------------------

5 LARGEST SECTORS(6)
--------------------------------------------------------------------------------
By net assets

Industrial Development Revenue         16.0%
Insured - Water & Sewer*               10.3%
Insured - Special Tax Revenue*          7.8%
Electric Utilities                      6.9%
Insured - Electric Utilities*           6.7%

--------------------------------------------------------------------------------
(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and state income tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume maximum 43.22% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Rating Distribution, Portfolio Statistics and 5 Largest Sectors may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE KENTUCKY MUNICIPALS FUND AS OF FEBRUARY 28, 2001
INVESTMENT UPDATE

[PHOTO WILLIAM H. AHERN]
William H. Ahern
Portfolio Manager

MANAGEMENT UPDATE
--------------------------------------------------------------------------------
- Kentucky's economy was characterized by slower job growth in late 2000 and early 2001, consistent with regional trends. While manufacturing continued to post job losses, employment gains were seen in the health care and retail trade areas. The state's February 2001 jobless rate was 4.0%, down somewhat from 4.2% a year ago.

- Industrial development revenue bonds (IDR), the Portfolio's largest sector weighting at February 28, provided excellent sources of income. Industries represented in the Portfolio's IDR holdings included energy, apparel, paper, chemicals, airlines, retailing and metal products.

- Insured* transportation bonds remained a major emphasis of the Portfolio's investments. Kentucky's strategic location has made it an important hub between the south and the industrial midwest, necessitating improvements to the state's major and local airports.

- Escrowed bonds were a significant portion of the Portfolio. These bonds, which are pre-refunded to their call date and backed by U.S. Treasury bonds, are considered very high quality issues.

- Management continued its efforts to improve the Portfolio's call protection by focusing on non-callable issues and trading from shorter-call issues into bonds with more favorable characteristics.


PORTFOLIO STATISTICS(6)
--------------------------------------------------------------------------------

- Number of Issues:                         59

- Average Maturity:                         20.2 years

- Average Rating:                           AA-

- Average Call:                             6.7 years

- Average Dollar Price:                     $94.98


THE FUND
--------------------------------------------------------------------------------
- During the six months ended February 28, 2001, the Fund's Class A and Class B shares had total returns of 4.52% and 4.22%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.32 on February 28, 2001 from $9.16 on August 31, 2000, and the reinvestment of $0.249 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $10.05 from $9.87, and the reinvestment of $0.232 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on February 28, 2001 of $9.32 per share for Class A and $10.05 for Class B, the distribution rates were 5.39% and 4.58%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 9.49% and 8.07%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at February 28, 2001 were 4.30% and 3.75%, respectively.(5) The SEC 30-day yields of Class A and
  Class B are equivalent to taxable yields of 7.57% and 6.60% respectively.(4)


RATING DISTRIBUTION(6)
--------------------------------------------------------------------------------

AAA        45.6%
AA         18.6%
A          14.5%
BBB         9.2%
BB          2.5%
Non-Rated   9.6%

*Private insurance does not decrease the risk of loss of principal associated with this investment.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FUND INFORMATION
AS OF FEBRUARY 28, 2001

Performance(7)                                           Class A    Class B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                  9.26%      8.56%
Five Years                                                4.95       4.21
Life of Fund+                                             4.27       5.07

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                  4.06%      3.56%
Five Years                                                3.92       3.88
Life of Fund+                                             3.56       5.07

+Inception date: Class A: 12/7/93; Class B: 12/23/91
--------------------------------------------------------------------------------

5 LARGEST SECTORS(6)
--------------------------------------------------------------------------------
By net assets

Industrial Development Revenue         23.4%
Insured - Transportation*              14.4%
Escrowed/Prerefunded                    9.0%
Lease/Certificates of Participation     8.9%
Insured - Hospital*                     7.4%

--------------------------------------------------------------------------------
(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and state income tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume maximum 43.22% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Rating Distribution, Portfolio Statistics and 5 Largest Sectors may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE LOUISIANA MUNICIPALS FUND AS OF FEBRUARY 28, 2001
INVESTMENT UPDATE

[PHOTO ROBERT B. MACINTOSH]
Robert B. MacIntosh
Portfolio Manager

MANAGEMENT UPDATE
--------------------------------------------------------------------------------
- Reflecting trends elsewhere in the nation, Louisiana's economy was impacted by selected layoffs, which slowed job growth. However, as energy companies increased their exploration budgets, the state's drilling rig count reached its highest level in two years. The state's February 2001 jobless rate was 5.6%, up from 5.3% a year ago.

- Housing bonds were the Portfolio's largest sector weighting, diversified among state and local issuers, as well as by coupon. The Portfolio's holdings included bonds that financed multi-family housing projects as well as issues that provided mortgage financing for Louisiana residents.

- Louisiana's ports represent a critical transportation link for the state's energy and agricultural products. The Portfolio included issues for South Louisiana Port Commission and the Louisiana Offshore Terminal Authority, which provided financing for facilities in the state's deep water ports.

- As part of an effort to improve credit quality, the Portfolio pared its industrial holdings in favor of a larger weighting in insured* general obligations (GOs). Ample supply of GOs created opportunities and diversification among state, city and parish issues.

- Management continued its efforts to improve the Portfolio's call protection by focusing on non-callable issues and trading from shorter-call issues into bonds with more favorable characteristics.


PORTFOLIO STATISTICS(6)
--------------------------------------------------------------------------------

- Number of Issues:                         41

- Average Maturity:                         22.1 years

- Average Rating:                           AA+

- Average Call:                             9.7 years

- Average Dollar Price:                     $87.83


THE FUND
--------------------------------------------------------------------------------
- During the six months ended February 28, 2001, the Fund's Class A and Class
  B shares had total returns of 6.05% and 5.72%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.56 on February 28, 2001 from $9.24 on August 31, 2000, and the reinvestment of $0.232 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $10.11 from $9.77, and the reinvestment of $0.214 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on February 28, 2001 of $9.56 per share for Class A and $10.11 for Class B, the distribution rates were 4.91% and 4.17%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.65% and 7.34%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at February 28, 2001 were
  4.61% and 4.08%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 8.12% and 7.19% respectively.(4)


RATING DISTRIBUTION(6)
--------------------------------------------------------------------------------

AAA        72.2%
A           7.7%
BBB        14.3%
Non-Rated   5.8%

*Private insurance does not decrease the risk of loss of principal associated with this investment.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FUND INFORMATION
AS OF FEBRUARY 28, 2001

Performance(7)                                           Class A    Class B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                  14.57%     13.67%
Five Years                                                 5.41       4.57
Life of Fund+                                              4.71       5.19

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                   9.11%      8.67%
Five Years                                                 4.38       4.24
Life of Fund+                                              3.98       5.19

+Inception date: Class A: 2/14/94; Class B: 10/2/92
--------------------------------------------------------------------------------

5 LARGEST SECTORS(6)
--------------------------------------------------------------------------------
By net assets

Housing                                16.9%
Insured - General Obligations*         16.6%
Industrial Development Revenue         13.2%
Senior Living/Life Care                11.7%
Insured - Education*                    8.4%

--------------------------------------------------------------------------------
(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and state income tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume maximum 43.22% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Rating Distribution, Portfolio Statistics and 5 Largest Sectors may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE MARYLAND MUNICIPALS FUND AS OF FEBRUARY 28, 2001
INVESTMENT UPDATE

[PHOTO WILLIAM H. AHERN]
William H. Ahern
Portfolio Manager

MANAGEMENT UPDATE
--------------------------------------------------------------------------------
- Maryland has navigated the economic slowdown relatively well. The diverse nature of its economy and a high average-wealth factor have helped the state avoid the slump that has plagued much of the nation. The state's February 2001 jobless rate was 3.6%, down slightly from 3.8% a year ago.

- Insured* hospital bonds constituted the Portfolio's largest sector weighting at February 28. The Portfolio focused on well-positioned hospitals, such as Johns Hopkins, with sound financial structures and competitive advantages.

- Education bonds represented the second largest weighting within the Portfolio. The Portfolio's investments included colleges and secondary schools, and included Johns Hopkins University and Bullis School. Typically, these institutions enjoy strong student demand and are insulated from the pressures of an economic slowdown.

- The non-rated segment of the market has provided interesting, research-intensive opportunities. Non-rated bonds in the cogeneration and pollution control areas provided above-average income and the potential for future upgrades.

- The Portfolio continued to emphasize call protection. Management reduced the Portfolio's exposure to issues with near-term calls in favor of non-callable bonds and bonds with longer-dated provisions.


PORTFOLIO STATISTICS(6)
--------------------------------------------------------------------------------

- Number of Issues:                         55

- Average Maturity:                         23.2 years

- Average Rating:                           AA-

- Average Call:                             8.0 years

- Average Dollar Price:                     $100.24


THE FUND
--------------------------------------------------------------------------------
- During the six months ended February 28, 2001, the Fund's Class A and Class B shares had total returns of 5.35% and 4.95%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.43 on February 28, 2001 from $9.16 on August 31, 2000, and the reinvestment of $0.213 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $10.29 from $10.00, and the reinvestment of $0.202 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on February 28, 2001 of $9.43 per share for Class A and $10.29 for Class B, the distribution rates were 4.59% and 3.86%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.25% and 6.94%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at February 28, 2001 were
  4.31% and 3.80%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 7.74% and 6.83% respectively.(4)


RATING DISTRIBUTION(6)
--------------------------------------------------------------------------------

AAA        47.0%
AA         22.1%
A          13.3%
A           7.2%
Non-Rated   7.8%
Other       2.6%

*Private insurance does not decrease the risk of loss of principal associated with this investment.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FUND INFORMATION
AS OF FEBRUARY 28, 2001

Performance(7)                                           Class A    Class B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                  12.12%     11.12%
Five Years                                                 4.59       3.82
Life of Fund+                                              4.22       5.12

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                  6.79%      6.12%
Five Years                                                3.59       3.48
Life of Fund+                                             3.52       5.12

+Inception date: Class A: 12/10/93; Class B: 2/3/92
--------------------------------------------------------------------------------


5 LARGEST SECTORS(6)
--------------------------------------------------------------------------------
By net assets

Insured - Hospital*                    12.9%
Education                               9.0%
Industrial Development Revenue          8.9%
Hospital                                8.7%
Housing                                 8.1%

--------------------------------------------------------------------------------
(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and state income tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume maximum 44.35% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Rating Distribution, Portfolio Statistics and 5 Largest Sectors may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE MISSOURI MUNICIPALS FUND AS OF FEBRUARY 28, 2001
INVESTMENT UPDATE

[PHOTO CYNTHIA J. CLEMSON]
Cynthia J. Clemson
Portfolio Manager

MANAGEMENT UPDATE
--------------------------------------------------------------------------------
- Missouri's economy has weakened in recent months, as lower consumer demand resulted in slower manufacturing activity. The technology and transportation sectors were especially hard hit, while construction was hampered by a harsh winter. The state's February 2001 jobless rate was 3.8%, up from 3.4% a year ago.

- With little new issuance in the Missouri market, the Portfolio's largest concentration was in hospital bonds. Management remained very selective with respect to hospital investments, focusing on the more competitive institutions, like Barnes-Jewish Christian Hospital, that have favorable cost structures and have forged key strategic alliances with other hospitals.

- Industrial development revenue bonds (IDR) provided excellent sources of income for the Portfolio. The Portfolio maintained a well-diversified representation of industries among its IDR holdings, including consumer products, beverages, airlines, chemicals and retailing.

- Nursing homes played a significant role in the Portfolio. While the sector has suffered in some communities from overbuilding, the Portfolio focused on projects that demonstrated strong demand as well as good long-term management.

- Management continued its efforts to improve the Portfolio's call protection by focusing on non-callable issues and trading from shorter-call issues into bonds with more favorable characteristics.


PORTFOLIO STATISTICS(6)
--------------------------------------------------------------------------------

- Number of Issues:                         53

- Average Maturity:                         19.5 years

- Average Rating:                           AA-

- Average Call:                             8.0 years

- Average Dollar Price:                     $94.68


THE FUND
--------------------------------------------------------------------------------
- During the six months ended February 28, 2001, the Fund's Class A and Class B shares had total returns of 5.48% and 5.15%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.82 on February 28, 2001 from $9.55 on August 31, 2000, and the reinvestment of $0.246 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $10.85 from $10.55, and the reinvestment of $0.238 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on February 28, 2001 of $9.82 per share for Class A and $10.85 for Class B, the distribution rates were 5.06% and 4.34%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.91% and 7.64%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at February 28, 2001 were
  4.69% and 4.11%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 8.26% and 7.24% respectively.(4)


RATING DISTRIBUTION(6)
--------------------------------------------------------------------------------

AAA        46.5%
AA         12.8%
A          14.1%
BBB        12.0%
BB          3.6%
Non-Rated  11.0%

*Private insurance does not decrease the risk of loss of principal associated with this investment.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FUND INFORMATION
AS OF FEBRUARY 28, 2001

Performance(7)                                           Class A    Class B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                  13.06%     12.01%
Five Years                                                 5.36       4.53
Life of Fund+                                              4.85       5.83

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                  7.65%      7.01%
Five Years                                                4.33       4.19
Life of Fund+                                             4.15       5.83

+Inception date: Class A: 12/7/93; Class B: 5/1/92
--------------------------------------------------------------------------------

5 LARGEST SECTORS(6)
--------------------------------------------------------------------------------
By net assets

Hospitals                              14.0%
Industrial Development Revenue         13.5%
Insured - Hospital*                    10.0%
Nursing Home                            8.3%
Escrowed/Prerefunded                    7.8%

--------------------------------------------------------------------------------
(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and state income tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume maximum 43.22% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Rating Distribution, Portfolio Statistics and 5 Largest Sectors may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE NORTH CAROLINA MUNICIPALS FUND AS OF FEBRUARY 28, 2001 INVESTMENT UPDATE

[PHOTO ROBERT B. MACINTOSH]
Robert B. MacIntosh
Portfolio Manager

MANAGEMENT UPDATE
--------------------------------------------------------------------------------
- The North Carolina economy grew at a modest pace during the period, as manufacturing output declined and slower retail sales reflected negative consumer sentiment. The pace of new residential construction remained sluggish. The state's February 2001 jobless rate was 4.4%, well above the 3.5% level of a year ago.

- Electric utilities remained the Portfolio's largest sector weighting. The state's utilities sector has avoided the difficulties that have plagued other regions. Over time, it is likely that older joint-action agency debt may be escrowed at higher prices.

- The Portfolio remained selective within the hospital sector, selling into market strength. Management emphasized Medicare Care Commission bonds, which financed health care facilities throughout the state, offering good quality and diversification.

- In a strong market environment, the Portfolio's coupon structure included prominent zero coupon issues that added significantly to performance. Among the Portfolio's larger zero coupon holdings were issues for the University of North Carolina and Duke University Hospital.

- Call protection was an important consideration. Management eliminated bonds with poor call features in favor of non-callable bonds and issues with more attractive characteristics, thereby enhancing the Portfolio's appreciation potential.


PORTFOLIO STATISTICS(6)
--------------------------------------------------------------------------------

- Number of Issues:                         55

- Average Maturity:                         19.0 years

- Average Rating:                           AA

- Average Call:                             7.4 years

- Average Dollar Price:                     $96.25


THE FUND
--------------------------------------------------------------------------------
- During the six months ended February 28, 2001, the Fund's Class A and Class B shares had total returns of 4.66% and 4.40%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.45 on February 28, 2001 from $9.26 on August 31, 2000, and the reinvestment of $0.236 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $10.18 from $9.97, and the reinvestment of $0.224 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on February 28, 2001 of $9.45 per share for Class A and $10.18 for Class B, the distribution rates were 5.05% and 4.37%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 9.06% and 7.84%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at February 28, 2001 were
  4.44% and 3.90%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 7.97% and 7.00% respectively.(4)


RATING DISTRIBUTION(6)
--------------------------------------------------------------------------------

AAA        42.6%
AA         23.1%
A          15.2%
BBB        17.8%
Non-Rated   1.3%

*Private insurance does not decrease the risk of loss of principal associated with this investment.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FUND INFORMATION
AS OF FEBRUARY 28, 2001

Performance(7)                                           Class A    Class B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                  12.09%     11.50%
Five Years                                                 5.16       4.41
Life of Fund+                                              4.41       5.21

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                  6.79%      6.50%
Five Years                                                4.14       4.07
Life of Fund+                                             3.71       5.21

+Inception date: Class A: 12/7/93; Class B: 10/23/91
--------------------------------------------------------------------------------

5 LARGEST SECTORS(6)
--------------------------------------------------------------------------------
By net assets

Electric Utilities                     17.0%
Hospital                               11.8%
Industrial Development Revenue         10.4%
Housing                                 9.3%
Insured - Electric Utilities*           7.2%

--------------------------------------------------------------------------------
(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and state income tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume maximum 44.28% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Rating Distribution, Portfolio Statistics and 5 Largest Sectors may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE OREGON MUNICIPALS FUND AS OF FEBRUARY 28, 2001
INVESTMENT UPDATE

[PHOTO THOMAS M. METZOLD]
Thomas M. Metzold
Portfolio Manager

MANAGEMENT UPDATE
--------------------------------------------------------------------------------
- Oregon's economy stalled late in 2000, as employment gains in commercial construction were offset by losses in the government and education sectors. The state has also suffered from extremely high energy costs associated with neighboring California's shortages. The February 2001 jobless rate was 4.9%, down slightly from 5.2% a year ago.

- The Portfolio's largest sector weighting was housing bonds, which has historically constituted a large portion of Oregon municipal issuance. Management maintained a wide diversification that included single- and multi-family projects for city, county and state issuers.

- The Portfolio's industrial development revenue bonds provided attractive yields while helping to finance key economic initiatives. Companies benefiting from these bonds included Georgia-Pacific, Fort James Paper, USGCorp. and Delta Airlines.

- The Portfolio pursued diversification in its coupon structure. Management balanced higher-income bonds with interest rate-sensitive, low and zero-coupon issues for appreciation potential.

- The Portfolio sought to add value through non-rated bonds. Non-rated issues tend to be research-intensive investments and often can offer an attractive yield advantage over rated bonds with similar maturities.


PORTFOLIO STATISTICS(6)
--------------------------------------------------------------------------------

- Number of Issues:                         51

- Average Maturity:                         20.2 years

- Average Rating:                           AA-

- Average Call:                             5.7 years

- Average Dollar Price:                     $95.49


THE FUND
--------------------------------------------------------------------------------
- During the six months ended February 28, 2001, the Fund's Class A and Class B shares had total returns of 4.46% and 4.03%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.54 on February 28, 2001 from $9.37 on August 31, 2000, and the reinvestment of $0.242 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $10.43 from $10.25, and the reinvestment of $0.227 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on February 28, 2001 of $9.54 per share for Class A and $10.43 for Class B, the distribution rates were 5.12% and 4.33%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 9.32% and 7.88%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at February 28, 2001 were
  4.44% and 3.93%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 8.08% and 7.15% respectively.(4)


RATING DISTRIBUTION(6)
--------------------------------------------------------------------------------

AAA        28.1%
AA         40.7%
A          10.2%
BBB        11.4%
Non-Rated   9.6%

*Private insurance does not decrease the risk of loss of principal associated with this investment.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FUND INFORMATION
AS OF FEBRUARY 28, 2001

Performance(7)                                           Class A    Class B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                  11.95%     10.94%
Five Years                                                 5.04       4.23
Life of Fund+                                              4.45       5.38

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                  6.60%      5.94%
Five Years                                                4.02       3.89
Life of Fund+                                             3.74       5.38

+Inception date: Class A: 12/28/93; Class B: 12/24/91
--------------------------------------------------------------------------------

5 LARGEST SECTORS(6)
--------------------------------------------------------------------------------
By net assets

Housing                                24.1%
General Obligations                    16.5%
Industrial Development Revenue         11.6%
Insured - Electric Utilities*           8.1%
Insured - Education*                    5.2%

--------------------------------------------------------------------------------
(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and state income tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume maximum 45.04% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Rating Distribution, Portfolio Statistics and 5 Largest Sectors may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE SOUTH CAROLINA MUNICIPALS FUND AS OF FEBRUARY 28, 2001 INVESTMENT UPDATE

[PHOTO THOMAS J. FETTER]
Thomas J. Fetter
President, Portfolio Manager

MANAGEMENT UPDATE
--------------------------------------------------------------------------------
- The South Carolina economy slowed in recent months, as manufacturing output declined and lower consumer confidence resulted in weaker consumer spending. The important textile sector was additionally pressured by rising price competition from foreign producers. The state's February 2001 jobless rate was 3.7%, down from 4.3% a year ago.

- Some of the Portfolio's investments helped finance projects for pollution control and resource recovery. For example, the Portfolio had an investment in a Darlington County issue for Nucor Corp., a manufacturer of steel products and components. Nucor is the largest corporate recyler in the U.S.

- The Portfolio benefited from its relatively long average maturity during the past six months. Typically, as interest rates decline, longer-term bonds tend to outperform short- and intermediate-term issues.

- The Portfolio had a significant exposure to state and local insured* electric utilities at February 28. These bonds provided excellent quality, a distinct advantage in a declining interest rate environment.

- Management continued its efforts to improve the Portfolio's call protection. With the significant decline in interest rates and the possibility of pre-refunding, call protection has become an increasingly important strategic consideration.


PORTFOLIO STATISTICS(6)
--------------------------------------------------------------------------------

- Number of Issues:                         43

- Average Maturity:                         19.7 years

- Average Rating:                           AA-

- Average Call:                             5.9 years

- Average Dollar Price:                     $96.61


THE FUND
--------------------------------------------------------------------------------
- During the six months ended February 28, 2001, the Fund's Class A and Class B shares had total returns of 5.04% and 4.64%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.41 on February 28, 2001 from $9.20 on August 31, 2000, and the reinvestment of $0.246 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $9.98 from $9.76, and the reinvestment of $0.227 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on February 28, 2001 of $9.41 per share for Class A and $9.98 for Class B, the distribution rates were 5.29% and 4.53%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 9.42% and 8.06%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at February 28, 2001 were
  4.55% and 4.03%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 8.10% and 7.17% respectively.(4)


RATING DISTRIBUTION(6)
--------------------------------------------------------------------------------

AAA        41.7%
AA         16.1%
A          18.7%
BBB        17.5%
Non-Rated   6.0%

*Private insurance does not decrease the risk of loss of principal associated with this investment.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FUND INFORMATION
AS OF FEBRUARY 28, 2001

Performance(7)                                           Class A    Class B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                  11.29%     10.76%
Five Years                                                 4.66       4.02
Life of Fund+                                              4.19       4.78

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                  6.05%      5.76%
Five Years                                                3.65       3.68
Life of Fund+                                             3.47       4.78

+Inception date: Class A: 2/14/94; Class B: 10/2/92
--------------------------------------------------------------------------------

5 LARGEST SECTORS(6)
--------------------------------------------------------------------------------
By net assets

Industrial Development Revenue         15.7%
Insured - Electric Utilities*          10.5%
Insured - Water & Sewer*                8.9%
Insured - Hospital*                     8.5%
Housing                                 7.5%

--------------------------------------------------------------------------------
(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and state income tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume maximum 43.83% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Rating Distribution, Portfolio Statistics and 5 Largest Sectors may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE TENNESSEE MUNICIPALS FUND AS OF FEBRUARY 28, 2001
INVESTMENT UPDATE

[PHOTO CYNTHIA J. CLEMSON]
Cynthia J. Clemson
Portfolio Manager

MANAGEMENT UPDATE
--------------------------------------------------------------------------------
- The Tennessee economy posted modest growth in the second half of 2000 and early 2001. The construction sector has reflected a surplus of inventory, while manufacturing was hit with selective layoffs. The state's February
  2001 jobless rate was 4.1%, up from 3.7% a year ago.

- The Portfolio's largest sector weighting was industrial development revenue bonds (IDRs). While some industrial sectors may be vulnerable in a slower economy, the Portfolio also maintained some holdings in recession-resistant areas, including foods, consumer staples and waste treatment systems.

- One of the Portfolio's largest positions is in Memphis-Shelby County Airport Authority bonds. The Authority manages Memphis International Airport, the world's largest cargo airport, home to Federal Express and an increasingly important economic hub in the South.

- The Portfolio maintained a well-diversified coupon allocation. Management balanced higher-income housing and utility issues with interest rate-sensitive, low- and zero-coupon issues for appreciation potential.

- Housing bonds again played a significant role in the Portfolio. Investments included bonds for issuers at the state and local level and were diversified to include single and multi-family projects alike.


PORTFOLIO STATISTICS(6)
--------------------------------------------------------------------------------

- Number of Issues:                         46

- Average Maturity:                         19.7 years

- Average Rating:                           AA-

- Average Call:                             7.0 years

- Average Dollar Price:                     $101.85


THE FUND
--------------------------------------------------------------------------------
- During the six months ended February 28, 2001, the Fund's Class A and Class B shares had total returns of 5.09% and 4.69%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.72 on February 28, 2001 from $9.48 on August 31, 2000, and the reinvestment of $0.237 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $10.58 from $10.32, and the reinvestment of $0.220 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on February 28, 2001 of $9.72 per share for Class A and $10.58 for Class B, the distribution rates were 4.92% and 4.11%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.67% and 7.24%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at February 28, 2001 were
  4.15% and 3.60%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 7.31% and 6.34% respectively.(4)


RATING DISTRIBUTION(6)
--------------------------------------------------------------------------------

AAA        44.4%
AA         20.2%
A          15.8%
BBB        15.1%
Non-Rated   4.5%

*Private insurance does not decrease the risk of loss of principal associated with this investment.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FUND INFORMATION
AS OF FEBRUARY 28, 2001

Performance(7)                                           Class A    Class B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                  12.12%     11.28%
Five Years                                                 5.57       4.75
Life of Fund+                                              4.78       5.56

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                  6.84%      6.28%
Five Years                                                4.54       4.41
Life of Fund+                                             4.08       5.56

+Inception date: Class A: 12/9/93; Class B: 8/25/92
--------------------------------------------------------------------------------


5 LARGEST SECTORS(6)
--------------------------------------------------------------------------------
By net assets

Industrial Development Revenue         21.3%
Housing                                10.4%
Insured - Electric Utilities*           7.3%
Hospital                                6.5%
Transportation                          6.2%

--------------------------------------------------------------------------------
(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and state income tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume maximum 43.22 % combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Rating Distribution, Portfolio Statistics and 5 Largest Sectors may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE VIRGINIA MUNICIPALS FUND AS OF FEBRUARY 28, 2001
INVESTMENT UPDATE

[PHOTO ROBERT B. MACINTOSH]
Robert B. MacIntosh
Portfolio Manager

MANAGEMENT UPDATE
--------------------------------------------------------------------------------
- Virginia's economic trends mirrored those at the national level, with job growth slowing from the hectic pace of recent years. Northern Virginia remained an exception, with construction and specialty communications fueling impressive growth. The state's February 2001 jobless rate was 2.3%, unchanged from a year ago and well below the national rate.

- The Portfolio maintained its largest sector weighting in insured* water and sewer bonds. Virginia has experienced rapid population growth in recent years and many counties have been faced with pressing water and transportation needs. That trend has created good opportunities in infrastructure-related bond sectors.

- Industrial development revenue bonds represented a significant investment and provided an excellent source of income. The Portfolio reduced its exposure to economically-sensitive sectors in favor of non-cyclical areas, including beverage giant Anheuser-Busch.

- Amid narrowing quality spreads, the Portfolio reduced its hospital exposure in favor of selected general obligations. Issues for communities such as Richmond and Arlington represented an upgrade in quality while increasing upside potential.

- Escrowed bonds remained a major focus. Because the bonds are pre-refunded and backed by U.S. Treasuries, they provided relatively stable performance, good quality and above-average income.


PORTFOLIO STATISTICS(6)
--------------------------------------------------------------------------------

- Number of Issues:                         60

- Average Maturity:                         21.7 years

- Average Rating:                           AA

- Average Call:                             9.8 years

- Average Dollar Price:                     $101.11


THE FUND
--------------------------------------------------------------------------------
- During the six months ended February 28, 2001, the Fund's Class A and Class B shares had total returns of 5.17% and 4.89%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.45 on February 28, 2001 from $9.22 on August 31, 2000, and the reinvestment of $0.240 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $10.46 from $10.20, and the reinvestment of $0.232 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on February 28, 2001 of $9.45 per share for Class A and $10.46 for Class B, the distribution rates were 5.13% and 4.41%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 9.01% and 7.75%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at February 28, 2001 were
  4.34% and 3.81%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 7.62% and 6.69% respectively.(4)


RATING DISTRIBUTION(6)
--------------------------------------------------------------------------------

AAA        55.2%
AA         14.9%
A          11.4%
BBB        10.6%
BB          1.9%
Non-Rated   6.0%

*Private insurance does not decrease the risk of loss of principal associated with this investment.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FUND INFORMATION
AS OF FEBRUARY 28, 2001

Performance(7)                                           Class A    Class B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                  12.19%     11.48%
Five Years                                                 5.14       4.36
Life of Fund+                                              4.51       5.56

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                  6.89%      6.48%
Five Years                                                4.12       4.02
Life of Fund+                                             3.81       5.56

+Inception date: Class A: 12/17/93; Class B: 7/26/91
--------------------------------------------------------------------------------

5 LARGEST SECTORS(6)
--------------------------------------------------------------------------------
By net assets

Insured - Water & Sewer*               15.9%
Industrial Development Revenue         14.5%
Escrowed/Prerefunded                    9.5%
Insured - Hospital*                     7.6%
Insured - Transportation*               6.7%

--------------------------------------------------------------------------------
(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and state income tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume maximum 43.07% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Rating Distribution, Portfolio Statistics and 5 Largest Sectors may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO INVESTMENT ADVISER
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109



FUND ADMINISTRATOR
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109



PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260



CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116



TRANSFER AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122



EATON VANCE MUNICIPALS TRUST
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

445-4/01                                                             12MUNISRC

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS (UNAUDITED)

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2001

                                ALABAMA FUND  ARKANSAS FUND  GEORGIA FUND  KENTUCKY FUND
----------------------------------------------------------------------------------------
Assets
----------------------------------------------------------------------------------------
Investment in Municipals
   Portfolio --
   Identified cost              $62,561,687    $39,821,745   $61,532,397    $78,111,432
   Unrealized appreciation        2,800,357      2,077,666     2,115,264      1,989,903
----------------------------------------------------------------------------------------
TOTAL INVESTMENT IN PORTFOLIO,
   AT VALUE                     $65,362,044    $41,899,411   $63,647,661    $80,101,335
----------------------------------------------------------------------------------------
Receivable for Fund shares
   sold                         $    82,292    $    71,112   $    36,470    $   235,745
----------------------------------------------------------------------------------------
TOTAL ASSETS                    $65,444,336    $41,970,523   $63,684,131    $80,337,080
----------------------------------------------------------------------------------------

Liabilities
----------------------------------------------------------------------------------------
Payable for Fund shares
   redeemed                     $    21,138    $        --   $    19,809    $   173,237
Dividends payable                   110,581         72,049       114,860        124,136
Payable to affiliate for
   Trustees' fees                       140            140           140            280
Payable to affiliate for
   service fees                      21,147         13,578        20,449         26,161
Accrued expenses                     46,164         25,534        34,109         35,439
----------------------------------------------------------------------------------------
TOTAL LIABILITIES               $   199,170    $   111,301   $   189,367    $   359,253
----------------------------------------------------------------------------------------
NET ASSETS                      $65,245,166    $41,859,222   $63,494,764    $79,977,827
----------------------------------------------------------------------------------------

Sources of Net Assets
----------------------------------------------------------------------------------------
Paid-in capital                 $64,261,329    $41,886,697   $67,382,432    $80,035,031
Accumulated net realized loss
   from Portfolio (computed on
   the basis
   of identified cost)           (1,661,939)    (2,046,396)   (5,836,604)    (1,735,533)
Accumulated distributions in
   excess of net
   investment income               (154,581)       (58,745)     (166,328)      (311,574)
Net unrealized appreciation
   from Portfolio (computed on
   the basis
   of identified cost)            2,800,357      2,077,666     2,115,264      1,989,903
----------------------------------------------------------------------------------------
TOTAL                           $65,245,166    $41,859,222   $63,494,764    $79,977,827
----------------------------------------------------------------------------------------

Class A Shares
----------------------------------------------------------------------------------------
NET ASSETS                      $ 5,591,169    $ 5,106,816   $ 8,431,918    $ 7,028,870
SHARES OUTSTANDING                  575,687        523,618       910,786        754,482
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)     $      9.71    $      9.75   $      9.26    $      9.32
MAXIMUM OFFERING PRICE PER
   SHARE
   (100  DIVIDED BY 95.25 of
      net asset value per
      share)                    $     10.19    $     10.24   $      9.72    $      9.78
----------------------------------------------------------------------------------------

Class B Shares
----------------------------------------------------------------------------------------
NET ASSETS                      $59,653,997    $36,752,406   $55,062,846    $72,948,957
SHARES OUTSTANDING                5,580,674      3,509,348     5,567,413      7,260,953
NET ASSET VALUE, OFFERING
   PRICE AND REDEMPTION PRICE
   PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)     $     10.69    $     10.47   $      9.89    $     10.05
----------------------------------------------------------------------------------------

 On sales of $25,000 or more, the offering price of Class A shares is reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2001

                                LOUISIANA FUND  MARYLAND FUND  MISSOURI FUND  NORTH CAROLINA FUND
-------------------------------------------------------------------------------------------------
Assets
-------------------------------------------------------------------------------------------------
Investment in Municipals
   Portfolio --
   Identified cost               $26,957,956     $83,813,341    $55,327,790      $ 93,515,392
   Unrealized appreciation
      (depreciation)               1,107,776      (1,015,197)     2,473,042         6,809,429
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT IN PORTFOLIO,
   AT VALUE                      $28,065,732     $82,798,144    $57,800,832      $100,324,821
-------------------------------------------------------------------------------------------------
Receivable for Fund shares
   sold                          $     4,883     $    71,654    $    93,779      $     29,076
-------------------------------------------------------------------------------------------------
TOTAL ASSETS                     $28,070,615     $82,869,798    $57,894,611      $100,353,897
-------------------------------------------------------------------------------------------------

Liabilities
-------------------------------------------------------------------------------------------------
Payable for Fund shares
   redeemed                      $    26,576     $   627,040    $   207,750      $     30,652
Dividends payable                     40,992         115,008         90,229           183,047
Payable to affiliate for
   Trustees' fees                         59             280            893               280
Payable to affiliate for
   service fees                        9,458          26,821         19,739            32,507
Accrued expenses                       9,931          35,048         13,767            39,412
-------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                $    87,016     $   804,197    $   332,378      $    285,898
-------------------------------------------------------------------------------------------------
NET ASSETS                       $27,983,599     $82,065,601    $57,562,233      $100,067,999
-------------------------------------------------------------------------------------------------

Sources of Net Assets
-------------------------------------------------------------------------------------------------
Paid-in capital                  $29,475,169     $83,428,770    $55,395,611      $101,904,646
Accumulated net realized loss
   from Portfolio (computed on
   the basis
   of identified cost)            (2,536,808)       (237,906)      (578,103)       (8,340,734)
Accumulated undistributed
   (distributions in excess
   of) net investment income         (62,538)       (110,066)       271,683          (305,342)
Net unrealized appreciation
   (depreciation) from
   Portfolio (computed on the
   basis of identified cost)       1,107,776      (1,015,197)     2,473,042         6,809,429
-------------------------------------------------------------------------------------------------
TOTAL                            $27,983,599     $82,065,601    $57,562,233      $100,067,999
-------------------------------------------------------------------------------------------------

Class A Shares
-------------------------------------------------------------------------------------------------
NET ASSETS                       $ 5,079,588     $ 4,613,448    $ 4,199,060      $  6,632,441
SHARES OUTSTANDING                   531,118         489,156        427,808           701,685
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)      $      9.56     $      9.43    $      9.82      $       9.45
MAXIMUM OFFERING PRICE PER
   SHARE
   (100  DIVIDED BY 95.25 of
      net asset value per
      share)                     $     10.04     $      9.90    $     10.31      $       9.92
-------------------------------------------------------------------------------------------------

Class B Shares
-------------------------------------------------------------------------------------------------
NET ASSETS                       $22,904,011     $77,452,153    $53,363,173      $ 93,435,558
SHARES OUTSTANDING                 2,265,068       7,524,967      4,919,661         9,182,831
NET ASSET VALUE, OFFERING
   PRICE AND REDEMPTION PRICE
   PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)      $     10.11     $     10.29    $     10.85      $      10.18
-------------------------------------------------------------------------------------------------

 On sales of $25,000 or more, the offering price of Class A shares is reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2001

                                OREGON FUND  SOUTH CAROLINA FUND  TENNESSEE FUND  VIRGINIA FUND
-----------------------------------------------------------------------------------------------
Assets
-----------------------------------------------------------------------------------------------
Investment in Municipals
   Portfolio --
   Identified cost              $80,243,035      $35,428,323       $43,910,766    $113,174,865
   Unrealized appreciation        3,084,361          985,876         2,166,601       5,660,570
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENT IN PORTFOLIO,
   AT VALUE                     $83,327,396      $36,414,199       $46,077,367    $118,835,435
-----------------------------------------------------------------------------------------------
Receivable for Fund shares
   sold                         $   131,637      $    83,264       $    26,139    $     54,584
-----------------------------------------------------------------------------------------------
TOTAL ASSETS                    $83,459,033      $36,497,463       $46,103,506    $118,890,019
-----------------------------------------------------------------------------------------------

Liabilities
-----------------------------------------------------------------------------------------------
Payable for Fund shares
   redeemed                     $   134,728      $    32,968       $    99,129    $    124,806
Dividends payable                   133,006           58,754            67,239         184,060
Payable to affiliate for
   Trustees' fees                       892              191                89             280
Payable to affiliate for
   service fees                      34,415           26,805            15,163          38,067
Accrued expenses                     23,609           22,655            12,836          44,506
-----------------------------------------------------------------------------------------------
TOTAL LIABILITIES               $   326,650      $   141,373       $   194,456    $    391,719
-----------------------------------------------------------------------------------------------
NET ASSETS                      $83,132,383      $36,356,090       $45,909,050    $118,498,300
-----------------------------------------------------------------------------------------------

Sources of Net Assets
-----------------------------------------------------------------------------------------------
Paid-in capital                 $83,328,143      $38,854,401       $45,115,196    $117,982,833
Accumulated net realized loss
   from Portfolio (computed on
   the basis
   of identified cost)           (3,268,589)      (3,491,027)       (1,442,451)     (4,812,871)
Accumulated undistributed
   (distributions in excess
   of) net investment income        (11,532)           6,840            69,704        (332,232)
Net unrealized appreciation
   from Portfolio (computed on
   the basis
   of identified cost)            3,084,361          985,876         2,166,601       5,660,570
-----------------------------------------------------------------------------------------------
TOTAL                           $83,132,383      $36,356,090       $45,909,050    $118,498,300
-----------------------------------------------------------------------------------------------

Class A Shares
-----------------------------------------------------------------------------------------------
NET ASSETS                      $ 4,200,899      $ 2,710,526       $ 3,856,981    $  4,316,069
SHARES OUTSTANDING                  440,355          287,984           396,998         456,523
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)     $      9.54      $      9.41       $      9.72    $       9.45
MAXIMUM OFFERING PRICE PER
   SHARE
   (100  DIVIDED BY 95.25 of
      net asset value per
      share)                    $     10.02      $      9.88       $     10.20    $       9.92
-----------------------------------------------------------------------------------------------

Class B Shares
-----------------------------------------------------------------------------------------------
NET ASSETS                      $78,931,484      $33,645,564       $42,052,069    $114,182,231
SHARES OUTSTANDING                7,564,769        3,371,187         3,975,110      10,916,660
NET ASSET VALUE, OFFERING
   PRICE AND REDEMPTION PRICE
   PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)     $     10.43      $      9.98       $     10.58    $      10.46
-----------------------------------------------------------------------------------------------

 On sales of $25,000 or more, the offering price of Class A shares is reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001

                                          ALABAMA FUND  ARKANSAS FUND  GEORGIA FUND  KENTUCKY FUND
--------------------------------------------------------------------------------------------------
Investment Income
--------------------------------------------------------------------------------------------------
Interest allocated from Portfolio          $1,880,205    $1,226,254     $1,835,714    $2,310,008
Expenses allocated from Portfolio            (149,895)      (82,125)      (130,940)     (180,090)
--------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO       $1,730,310    $1,144,129     $1,704,774    $2,129,918
--------------------------------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------------------------------
Trustees fees and expenses                 $    1,212    $      247     $    1,211    $    1,351
Distribution and service fees
   Class A                                      5,552         4,635          7,725         6,625
   Class B                                    281,902       172,523        255,506       344,793
Legal and accounting services                  15,540        14,648         19,341        15,540
Printing and postage                            4,543         3,831          4,976         6,063
Custodian fee                                   4,687         3,485          4,139         6,721
Transfer and dividend disbursing agent
   fees                                        28,763        19,385         25,264        31,578
Registration fees                               1,154         2,509            504         1,027
Miscellaneous                                   4,250         1,802          2,704         3,306
--------------------------------------------------------------------------------------------------
TOTAL EXPENSES                             $  347,603    $  223,065     $  321,370    $  417,004
--------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                      $1,382,707    $  921,064     $1,383,404    $1,712,914
--------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
--------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                          $   71,305    $ (115,676)    $  (95,804)   $  329,113
   Financial futures contracts                 (9,043)           --        (81,103)      (10,047)
   Options                                    (12,738)           --             --            --
--------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)                   $   49,524    $ (115,676)    $ (176,907)   $  319,066
--------------------------------------------------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)     $2,077,903    $1,139,978     $1,864,219    $1,260,286
   Financial futures contracts                (16,048)           --        (27,746)      (17,831)
--------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)             $2,061,855    $1,139,978     $1,836,473    $1,242,455
--------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN           $2,111,379    $1,024,302     $1,659,566    $1,561,521
--------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                              $3,494,086    $1,945,366     $3,042,970    $3,274,435
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001

                                          LOUISIANA FUND  MARYLAND FUND  MISSOURI FUND  NORTH CAROLINA FUND
-----------------------------------------------------------------------------------------------------------
Investment Income
-----------------------------------------------------------------------------------------------------------
Interest allocated from Portfolio           $  798,688     $2,242,410     $1,770,061        $3,069,401
Expenses allocated from Portfolio              (59,407)      (178,303)      (123,947)         (249,081)
-----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO        $  739,281     $2,064,107     $1,646,114        $2,820,320
-----------------------------------------------------------------------------------------------------------

Expenses
-----------------------------------------------------------------------------------------------------------
Trustees fees and expenses                  $      167     $    1,351     $    1,965        $    2,423
Distribution and service fees
   Class A                                       4,641          3,603          4,238             9,671
   Class B                                     108,214        365,497        252,575           445,158
Legal and accounting services                   15,289         14,940          8,356            16,275
Printing and postage                             1,236          6,241          3,788             9,978
Custodian fee                                    2,065          5,966          4,324             6,482
Transfer and dividend disbursing agent
   fees                                         10,685         33,175         20,941            41,660
Registration fees                                1,240          1,770            637                --
Miscellaneous                                    1,203          3,282          2,407            15,213
-----------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                              $  144,740     $  435,825     $  299,231        $  546,860
-----------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                       $  594,541     $1,628,282     $1,346,883        $2,273,460
-----------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
-----------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                           $   40,376     $ (165,366)    $  123,229        $  595,991
   Financial futures contracts                 (62,396)       (10,047)       (81,103)         (147,077)
   Options                                          --        (14,282)            --                --
-----------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)                    $  (22,020)    $ (189,695)    $   42,126        $  448,914
-----------------------------------------------------------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)      $1,019,454     $2,506,656     $1,516,171        $1,772,711
   Financial futures contracts                 (29,984)       (17,831)       (27,746)          (70,149)
-----------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)              $  989,470     $2,488,825     $1,488,425        $1,702,562
-----------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN            $  967,450     $2,299,130     $1,530,551        $2,151,476
-----------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                               $1,561,991     $3,927,412     $2,877,434        $4,424,936
-----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001

                                          OREGON FUND  SOUTH CAROLINA FUND  TENNESSEE FUND  VIRGINIA FUND
---------------------------------------------------------------------------------------------------------
Investment Income
---------------------------------------------------------------------------------------------------------
Interest allocated from Portfolio         $2,453,345       $1,047,953         $1,314,125     $3,354,654
Expenses allocated from Portfolio           (194,598)         (66,432)           (83,278)      (268,332)
---------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO      $2,258,747       $  981,521         $1,230,847     $3,086,322
---------------------------------------------------------------------------------------------------------

Expenses
---------------------------------------------------------------------------------------------------------
Trustees fees and expenses                $    1,964       $      228         $      197     $    2,282
Distribution and service fees
   Class A                                     3,756            1,823              3,693          3,893
   Class B                                   371,221          155,089            194,733        522,505
Legal and accounting services                  8,475           14,649              7,566         17,948
Printing and postage                           4,839            3,445              2,333          8,104
Custodian fee                                  5,866            2,149              3,503          9,046
Transfer and dividend disbursing agent
   fees                                       27,748            8,847             14,808         46,315
Registration fees                                447               18              1,620            554
Miscellaneous                                  9,706            1,863              1,632          5,086
---------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                            $  434,022       $  188,111         $  230,085     $  615,733
---------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                     $1,824,725       $  793,410         $1,000,762     $2,470,589
---------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
---------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $   13,624       $   69,221         $  205,730     $ (565,674)
   Financial futures contracts                    --          (48,818)           (59,476)      (262,956)
---------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)                  $   13,624       $   20,403         $  146,254     $ (828,630)
---------------------------------------------------------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $1,430,314       $  767,057         $  948,746     $3,990,395
   Financial futures contracts                    --               --            (20,347)      (125,434)
---------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)            $1,430,314       $  767,057         $  928,399     $3,864,961
---------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $1,443,938       $  787,460         $1,074,653     $3,036,331
---------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $3,268,663       $1,580,870         $2,075,415     $5,506,920
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001

  INCREASE (DECREASE) IN NET ASSETS  ALABAMA FUND  ARKANSAS FUND  GEORGIA FUND  KENTUCKY FUND
  -------------------------------------------------------------------------------------------
  From operations --
     Net investment income           $ 1,382,707    $   921,064   $ 1,383,404    $ 1,712,914
     Net realized gain (loss)             49,524       (115,676)     (176,907)       319,066
     Net change in unrealized
        appreciation (depreciation)    2,061,855      1,139,978     1,836,473      1,242,455
  -------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS FROM
     OPERATIONS                      $ 3,494,086    $ 1,945,366   $ 3,042,970    $ 3,274,435
  -------------------------------------------------------------------------------------------
  Distributions to shareholders --
     From net investment income
        Class A                      $  (134,311)   $  (122,533)  $  (201,402)   $  (164,500)
        Class B                       (1,248,396)      (786,551)   (1,182,002)    (1,548,414)
     In excess of net investment
        income
        Class A                           (4,151)        (1,214)       (3,575)       (14,890)
        Class B                          (17,648)            --       (23,575)      (138,655)
  -------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO
     SHAREHOLDERS                    $(1,404,506)   $  (910,298)  $(1,410,554)   $(1,866,459)
  -------------------------------------------------------------------------------------------
  Transactions in shares of
     beneficial interest --
     Proceeds from sale of shares
        Class A                      $   237,349    $   381,679   $   752,769    $ 1,617,861
        Class B                        2,358,470        575,553     2,943,670      2,091,274
     Net asset value of shares
        issued to shareholders in
        payment of
        distributions declared
        Class A                           56,727         21,392        25,711        152,324
        Class B                          541,720        421,089       497,758        753,516
     Cost of shares redeemed
        Class A                       (1,058,017)      (169,738)     (174,409)      (731,376)
        Class B                       (5,082,197)    (2,502,514)   (5,042,186)    (6,761,165)
  -------------------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS FROM
     FUND SHARE TRANSACTIONS         $(2,945,948)   $(1,272,539)  $  (996,687)   $(2,877,566)
  -------------------------------------------------------------------------------------------

  NET INCREASE (DECREASE) IN NET
     ASSETS                          $  (856,368)   $  (237,471)  $   635,729    $(1,469,590)
  -------------------------------------------------------------------------------------------

  Net Assets
  -------------------------------------------------------------------------------------------
  At beginning of period             $66,101,534    $42,096,693   $62,859,035    $81,447,417
  -------------------------------------------------------------------------------------------
  AT END OF PERIOD                   $65,245,166    $41,859,222   $63,494,764    $79,977,827
  -------------------------------------------------------------------------------------------

  Accumulated distributions in excess of net
  investment income included in net assets
  -------------------------------------------------------------------------------------------
  AT END OF PERIOD                   $  (154,581)   $   (58,745)  $  (166,328)   $  (311,574)
  -------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001

  INCREASE (DECREASE) IN NET ASSETS  LOUISIANA FUND  MARYLAND FUND  MISSOURI FUND  NORTH CAROLINA FUND
  ----------------------------------------------------------------------------------------------------
  From operations --
     Net investment income            $   594,541     $ 1,628,282    $ 1,346,883      $  2,273,460
     Net realized gain (loss)             (22,020)       (189,695)        42,126           448,914
     Net change in unrealized
        appreciation (depreciation)       989,470       2,488,825      1,488,425         1,702,562
  ----------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS FROM
     OPERATIONS                       $ 1,561,991     $ 3,927,412    $ 2,877,434      $  4,424,936
  ----------------------------------------------------------------------------------------------------
  Distributions to shareholders --
     From net investment income
        Class A                       $  (119,679)    $   (84,240)   $  (107,567)     $   (242,637)
        Class B                          (475,838)     (1,514,106)    (1,176,032)       (2,030,823)
     In excess of net investment
        income
        Class A                                --              --             --           (12,792)
        Class B                            (9,243)             --             --           (60,818)
  ----------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO
     SHAREHOLDERS                     $  (604,760)    $(1,598,346)   $(1,283,599)     $ (2,347,070)
  ----------------------------------------------------------------------------------------------------
  Transactions in shares of
     beneficial interest --
     Proceeds from sale of shares
        Class A                       $   445,833     $ 1,402,115    $   353,149      $    154,704
        Class B                           788,139       2,265,858        575,926         2,570,458
     Net asset value of shares
        issued to shareholders in
        payment of
        distributions declared
        Class A                            76,634          51,347         55,840            62,995
        Class B                           157,190         701,752        574,712           950,812
     Cost of shares redeemed
        Class A                          (183,926)       (138,497)      (464,266)       (6,434,978)
        Class B                        (2,601,847)     (6,017,735)    (3,790,234)       (9,253,679)
  ----------------------------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS FROM
     FUND SHARE TRANSACTIONS          $(1,317,977)    $(1,735,160)   $(2,694,873)     $(11,949,688)
  ----------------------------------------------------------------------------------------------------

  NET INCREASE (DECREASE) IN NET
     ASSETS                           $  (360,746)    $   593,906    $(1,101,038)     $ (9,871,822)
  ----------------------------------------------------------------------------------------------------

  Net Assets
  ----------------------------------------------------------------------------------------------------
  At beginning of period              $28,344,345     $81,471,695    $58,663,271      $109,939,821
  ----------------------------------------------------------------------------------------------------
  AT END OF PERIOD                    $27,983,599     $82,065,601    $57,562,233      $100,067,999
  ----------------------------------------------------------------------------------------------------

  Accumulated undistributed
  (distributions in excess of) net
  investment income included in net assets
  ----------------------------------------------------------------------------------------------------
  AT END OF PERIOD                    $   (62,538)    $  (110,066)   $   271,683      $   (305,342)
  ----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001

  INCREASE (DECREASE) IN NET ASSETS  OREGON FUND  SOUTH CAROLINA FUND  TENNESSEE FUND  VIRGINIA FUND
  --------------------------------------------------------------------------------------------------
  From operations --
     Net investment income           $ 1,824,725      $   793,410       $ 1,000,762    $  2,470,589
     Net realized gain (loss)             13,624           20,403           146,254        (828,630)
     Net change in unrealized
        appreciation (depreciation)    1,430,314          767,057           928,399       3,864,961
  --------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS FROM
     OPERATIONS                      $ 3,268,663      $ 1,580,870       $ 2,075,415    $  5,506,920
  --------------------------------------------------------------------------------------------------
  Distributions to shareholders --
     From net investment income
        Class A                      $   (96,722)     $   (48,764)      $   (92,103)   $    (98,807)
        Class B                       (1,715,284)        (754,443)         (858,643)     (2,371,783)
     In excess of net investment
        income
        Class A                               --               --                --          (3,290)
        Class B                               --               --                --        (101,421)
  --------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO
     SHAREHOLDERS                    $(1,812,006)     $  (803,207)      $  (950,746)   $ (2,575,301)
  --------------------------------------------------------------------------------------------------
  Transactions in shares of
     beneficial interest --
     Proceeds from sale of shares
        Class A                      $   864,180      $ 1,209,048       $   315,994    $    671,152
        Class B                        1,807,108        1,631,820         1,666,015       4,065,838
     Net asset value of shares
        issued to shareholders in
        payment of
        distributions declared
        Class A                           30,087           22,816            57,089          67,014
        Class B                          919,367          303,063           396,544       1,164,888
     Cost of shares redeemed
        Class A                         (222,879)        (112,994)         (166,820)       (162,992)
        Class B                       (4,937,737)      (2,480,584)       (2,413,743)     (5,533,821)
  --------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET
     ASSETS FROM FUND SHARE
     TRANSACTIONS                    $(1,539,874)     $   573,169       $  (144,921)   $    272,079
  --------------------------------------------------------------------------------------------------

  NET INCREASE (DECREASE) IN NET
     ASSETS                          $   (83,217)     $ 1,350,832       $   979,748    $  3,203,698
  --------------------------------------------------------------------------------------------------

  Net Assets
  --------------------------------------------------------------------------------------------------
  At beginning of period             $83,215,600      $35,005,258       $44,929,302    $115,294,602
  --------------------------------------------------------------------------------------------------
  AT END OF PERIOD                   $83,132,383      $36,356,090       $45,909,050    $118,498,300
  --------------------------------------------------------------------------------------------------

  Accumulated undistributed
  (distributions in excess of) net
  investment income included in net assets
  --------------------------------------------------------------------------------------------------
  AT END OF PERIOD                   $   (11,532)     $     6,840       $    69,704    $   (332,232)
  --------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED AUGUST 31, 2000

  INCREASE (DECREASE) IN NET ASSETS  ALABAMA FUND  ARKANSAS FUND  GEORGIA FUND  KENTUCKY FUND
  -------------------------------------------------------------------------------------------
  From operations --
     Net investment income           $ 3,237,247   $  2,075,795   $  2,963,328  $  4,051,025
     Net realized loss                  (311,316)      (326,943)      (272,205)     (132,753)
     Net change in unrealized
        appreciation (depreciation)     (243,545)       178,231        185,594    (2,302,504)
  -------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS FROM
     OPERATIONS                      $ 2,682,386   $  1,927,083   $  2,876,717  $  1,615,768
  -------------------------------------------------------------------------------------------
  Distributions to shareholders --
     From net investment income
        Class A                      $  (316,264)  $   (223,468)  $   (232,992) $   (221,694)
        Class B                       (2,921,438)    (1,820,762)    (2,730,336)   (3,829,331)
     In excess of net investment
        income
        Class A                           (2,985)        (4,383)        (5,524)       (9,986)
        Class B                          (17,510)            --        (25,804)      (33,304)
  -------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO
     SHAREHOLDERS                    $(3,258,197)  $ (2,048,613)  $ (2,994,656) $ (4,094,315)
  -------------------------------------------------------------------------------------------
  Transactions in shares of
     beneficial interest --
     Proceeds from sale of shares
        Class A                      $ 1,195,188   $  1,507,991   $  5,242,351  $  4,892,432
        Class B                        4,590,933      1,330,010      3,204,044     1,450,538
     Net asset value of shares
        issued to shareholders in
        payment of
        distributions declared
        Class A                          122,290         45,056         44,771       175,726
        Class B                        1,256,975        926,691      1,113,247     1,831,682
     Cost of shares redeemed
        Class A                       (1,294,940)      (989,038)      (369,573)     (639,852)
        Class B                      (20,866,687)   (10,846,354)   (17,244,279)  (21,176,181)
  -------------------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS FROM
     FUND SHARE TRANSACTIONS         $(14,996,241) $ (8,025,644)  $ (8,009,439) $(13,465,655)
  -------------------------------------------------------------------------------------------

  NET DECREASE IN NET ASSETS         $(15,572,052) $ (8,147,174)  $ (8,127,378) $(15,944,202)
  -------------------------------------------------------------------------------------------

  Net Assets
  -------------------------------------------------------------------------------------------
  At beginning of year               $81,673,586   $ 50,243,867   $ 70,986,413  $ 97,391,619
  -------------------------------------------------------------------------------------------
  AT END OF YEAR                     $66,101,534   $ 42,096,693   $ 62,859,035  $ 81,447,417
  -------------------------------------------------------------------------------------------

  Accumulated distributions
  in excess of net investment
  income included in net assets
  -------------------------------------------------------------------------------------------
  AT END OF YEAR                     $  (132,782)  $    (69,511)  $   (139,178) $   (158,029)
  -------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED AUGUST 31, 2000

  INCREASE (DECREASE) IN NET ASSETS  LOUISIANA FUND  MARYLAND FUND  MISSOURI FUND  NORTH CAROLINA FUND
  ----------------------------------------------------------------------------------------------------
  From operations --
     Net investment income            $ 1,362,632    $  3,542,626   $  2,883,597      $  5,436,146
     Net realized gain (loss)            (451,080)        146,315        261,360          (199,853)
     Net change in unrealized
        appreciation (depreciation)       287,755      (1,178,574)    (1,256,379)         (224,134)
  ----------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS FROM
     OPERATIONS                       $ 1,199,307    $  2,510,367   $  1,888,578      $  5,012,159
  ----------------------------------------------------------------------------------------------------
  Distributions to shareholders --
     From net investment income
        Class A                       $  (234,515)   $   (168,028)  $   (214,194)     $   (680,982)
        Class B                        (1,125,679)     (3,374,598)    (2,565,772)       (4,732,391)
     In excess of net investment
        income
        Class A                                --          (2,175)            --              (369)
        Class B                                --        (115,975)            --                --
  ----------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO
     SHAREHOLDERS                     $(1,360,194)   $ (3,660,776)  $ (2,779,966)     $ (5,413,742)
  ----------------------------------------------------------------------------------------------------
  Transactions in shares of
     beneficial interest --
     Proceeds from sale of shares
        Class A                       $ 2,310,544    $  1,505,834   $  1,502,498      $  1,603,272
        Class B                         1,542,144       3,652,386      1,553,774         2,666,881
     Net asset value of shares
        issued to shareholders in
        payment of distributions
        declared
        Class A                           158,732         105,835        111,817           187,292
        Class B                           361,994       1,607,344      1,226,533         2,166,173
     Cost of shares redeemed
        Class A                        (2,004,636)     (1,917,029)    (2,105,315)       (1,782,858)
        Class B                        (6,507,542)    (17,226,486)   (10,896,393)      (23,305,945)
  ----------------------------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS FROM
     FUND SHARE TRANSACTIONS          $(4,138,764)   $(12,272,116)  $ (8,607,086)     $(18,465,185)
  ----------------------------------------------------------------------------------------------------

  NET DECREASE IN NET ASSETS          $(4,299,651)   $(13,422,525)  $ (9,498,474)     $(18,866,768)
  ----------------------------------------------------------------------------------------------------

  Net Assets
  ----------------------------------------------------------------------------------------------------
  At beginning of year                $32,643,996    $ 94,894,220   $ 68,161,745      $128,806,589
  ----------------------------------------------------------------------------------------------------
  AT END OF YEAR                      $28,344,345    $ 81,471,695   $ 58,663,271      $109,939,821
  ----------------------------------------------------------------------------------------------------

  Accumulated undistributed
  (distributions in excess of) net
  investment income included in net assets
  ----------------------------------------------------------------------------------------------------
  AT END OF YEAR                      $   (52,319)   $   (140,002)  $    208,399      $   (231,732)
  ----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED AUGUST 31, 2000

  INCREASE (DECREASE) IN NET ASSETS  OREGON FUND   SOUTH CAROLINA FUND  TENNESSEE FUND  VIRGINIA FUND
  ---------------------------------------------------------------------------------------------------
  From operations --
     Net investment income           $  3,911,858     $  1,766,359       $ 2,078,104    $  5,641,049
     Net realized gain (loss)            (181,612)          (5,053)            2,938         709,526
     Net change in unrealized
        appreciation (depreciation)      (192,845)        (728,586)          (60,446)     (2,392,505)
  ---------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS FROM
     OPERATIONS                      $  3,537,401     $  1,032,720       $ 2,020,596    $  3,958,070
  ---------------------------------------------------------------------------------------------------
  Distributions to shareholders --
     From net investment income
        Class A                      $   (144,764)    $    (81,558)      $  (172,091)   $   (193,548)
        Class B                        (3,755,266)      (1,711,959)       (1,835,749)     (5,447,501)
     In excess of net investment
        income
        Class A                                --               --                --          (3,080)
        Class B                                --               --                --         (79,649)
  ---------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO
     SHAREHOLDERS                    $ (3,900,030)    $ (1,793,517)      $(2,007,840)   $ (5,723,778)
  ---------------------------------------------------------------------------------------------------
  Transactions in shares of
     beneficial interest --
     Proceeds from sale of shares
        Class A                      $  1,219,648     $    564,080       $ 1,350,945    $  2,415,547
        Class B                         6,073,341        1,911,357         2,189,616       4,744,989
     Net asset value of shares
        issued to shareholders in
        payment of distributions
        declared
        Class A                            48,171           29,848           105,691         123,210
        Class B                         1,984,260          692,651           855,090       2,606,111
     Cost of shares redeemed
        Class A                          (485,772)        (763,682)         (793,867)     (2,403,188)
        Class B                       (19,214,519)     (11,025,236)       (8,050,349)    (27,476,994)
  ---------------------------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS FROM
     FUND SHARE TRANSACTIONS         $(10,374,871)    $ (8,590,982)      $(4,342,874)   $(19,990,325)
  ---------------------------------------------------------------------------------------------------

  NET DECREASE IN NET ASSETS         $(10,737,500)    $ (9,351,779)      $(4,330,118)   $(21,756,033)
  ---------------------------------------------------------------------------------------------------

  Net Assets
  ---------------------------------------------------------------------------------------------------
  At beginning of year               $ 93,953,100     $ 44,357,037       $49,259,420    $137,050,635
  ---------------------------------------------------------------------------------------------------
  AT END OF YEAR                     $ 83,215,600     $ 35,005,258       $44,929,302    $115,294,602
  ---------------------------------------------------------------------------------------------------

  Accumulated undistributed
  (distributions in excess of) net
  investment income included in net assets
  ---------------------------------------------------------------------------------------------------
  AT END OF YEAR                     $    (24,251)    $     16,637       $    19,688    $   (227,520)
  ---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                    ALABAMA FUND -- CLASS A
                                  -----------------------------------------------------------
                                  SIX MONTHS ENDED             YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2001    --------------------------------------
                                  (UNAUDITED)(1)         2000(1)        1999(1)        1998
---------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $ 9.410           $ 9.430        $10.040      $ 9.860
---------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------
Net investment income                  $ 0.233           $ 0.481        $ 0.481      $ 0.493
Net realized and unrealized
   gain (loss)                           0.307            (0.015)        (0.599)       0.181
---------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.540           $ 0.466        $(0.118)     $ 0.674
---------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------
From net investment income             $(0.233)          $(0.481)       $(0.492)     $(0.494)
In excess of net investment
   income                               (0.007)           (0.005)            --           --
---------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.240)          $(0.486)       $(0.492)     $(0.494)
---------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $ 9.710           $ 9.410        $ 9.430      $10.040
---------------------------------------------------------------------------------------------

TOTAL RETURN(2)                           5.81%             5.22%         (1.29)%       6.98%
---------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $ 5,591           $ 6,198        $ 6,198      $ 5,140
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                            0.88%(4)          0.81%          0.77%        0.78%
   Expenses after custodian
      fee reduction(3)                    0.86%(4)          0.80%          0.76%        0.76%
   Net investment income                  5.01%(4)          5.26%          4.87%        4.93%
Portfolio Turnover of the
   Portfolio                                 2%                8%            23%          23%
---------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (4)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                ALABAMA FUND -- CLASS B
                                  ------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                          YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2001    ---------------------------------------------------------------
                                  (UNAUDITED)(1)         2000(1)        1999(1)        1998        1997        1996
----------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $10.350           $10.370        $11.040      $10.850     $10.460     $ 10.440
----------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.220           $ 0.449        $ 0.447      $ 0.455     $ 0.469     $  0.470
Net realized and unrealized
   gain (loss)                           0.343            (0.017)        (0.657)       0.200       0.386        0.030
----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.563           $ 0.432        $(0.210)     $ 0.655     $ 0.855     $  0.500
----------------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------------
From net investment income             $(0.220)          $(0.449)       $(0.447)     $(0.464)    $(0.465)    $ (0.480)
In excess of net investment
   income                               (0.003)           (0.003)        (0.013)      (0.001)         --           --
----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.223)          $(0.452)       $(0.460)     $(0.465)    $(0.465)    $ (0.480)
----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $10.690           $10.350        $10.370      $11.040     $10.850     $ 10.460
----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                           5.54%             4.38%         (2.02)%       6.17%       8.33%        4.85%
----------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $59,654           $59,904        $75,475      $89,321     $96,154     $101,692
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                            1.63%(4)          1.62%          1.54%        1.57%       1.60%        1.57%
   Expenses after custodian
      fee reduction(3)                    1.61%(4)          1.61%          1.53%        1.55%       1.59%        1.52%
   Net investment income                  4.23%(4)          4.48%          4.11%        4.15%       4.39%        4.44%
Portfolio Turnover of the
   Portfolio                                 2%                8%            23%          23%         23%          52%
----------------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (4)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                     ARKANSAS FUND -- CLASS A
                                  --------------------------------------------------------------
                                  SIX MONTHS ENDED               YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2001    -----------------------------------------
                                  (UNAUDITED)            2000(1)        1999(1)        1998(1)
------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $ 9.520           $ 9.510        $10.070        $ 9.810
------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------
Net investment income                  $ 0.245           $ 0.489        $ 0.497        $ 0.492
Net realized and unrealized
   gain (loss)                           0.232             0.020         (0.555)         0.272
------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.477           $ 0.509        $(0.058)       $ 0.764
------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------
From net investment income             $(0.245)          $(0.489)       $(0.497)       $(0.492)
In excess of net investment
   income                               (0.002)           (0.010)        (0.005)        (0.012)
------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.247)          $(0.499)       $(0.502)       $(0.504)
------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $ 9.750           $ 9.520        $ 9.510        $10.070
------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                           5.08%             5.62%         (0.67)%         7.95%
------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $ 5,107           $ 4,757        $ 4,167        $ 1,286
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                            0.84%(4)          0.84%          0.71%          0.73%
   Expenses after custodian
      fee reduction(3)                    0.82%(4)          0.83%          0.69%          0.72%
   Net investment income                  5.12%(4)          5.25%          4.94%          4.93%
Portfolio Turnover of the
   Portfolio                                 4%               14%            24%            13%
------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (4)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                 ARKANSAS FUND -- CLASS B
                                  --------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                           YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2001    -----------------------------------------------------------------
                                  (UNAUDITED)            2000(1)        1999(1)        1998(1)        1997        1996
------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $10.210           $10.190        $10.800        $10.510      $10.190     $10.250
------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.223           $ 0.454        $ 0.443        $ 0.442      $ 0.445     $ 0.450
Net realized and unrealized
   gain (loss)                           0.257             0.011         (0.605)         0.298        0.324      (0.038)
------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.480           $ 0.465        $(0.162)       $ 0.740      $ 0.769     $ 0.412
------------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------------
From net investment income             $(0.220)          $(0.445)       $(0.443)       $(0.442)     $(0.445)    $(0.471)
In excess of net investment
   income                                   --                --         (0.005)        (0.008)      (0.004)     (0.001)
------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.220)          $(0.445)       $(0.448)       $(0.450)     $(0.449)    $(0.472)
------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $10.470           $10.210        $10.190        $10.800      $10.510     $10.190
------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                           4.79%             4.75%         (1.60)%         7.19%        7.70%       4.05%
------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $36,752           $37,340        $46,077        $54,655      $61,322     $72,868
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                            1.59%(4)          1.58%          1.56%          1.53%        1.60%       1.56%
   Expenses after custodian
      fee reduction(3)                    1.57%(4)          1.57%          1.54%          1.52%        1.59%       1.54%
   Net investment income                  4.38%(4)          4.56%          4.17%          4.14%        4.31%       4.34%
Portfolio Turnover of the
   Portfolio                                 4%               14%            24%            13%          17%         11%
------------------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (4)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                  GEORGIA FUND -- CLASS A
                                  --------------------------------------------------------
                                  SIX MONTHS ENDED            YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2001    -----------------------------------
                                  (UNAUDITED)(1)         2000        1999(1)        1998
------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $ 9.020         $ 8.990       $ 9.730      $ 9.500
------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------
Net investment income                  $ 0.231         $ 0.479       $ 0.476      $ 0.476
Net realized and unrealized
   gain (loss)                           0.244           0.031        (0.730)       0.245
------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.475         $ 0.510       $(0.254)     $ 0.721
------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------
From net investment income             $(0.231)        $(0.469)      $(0.476)     $(0.484)
In excess of net investment
   income                               (0.004)         (0.011)       (0.010)      (0.007)
------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.235)        $(0.480)      $(0.486)     $(0.491)
------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $ 9.260         $ 9.020       $ 8.990      $ 9.730
------------------------------------------------------------------------------------------

TOTAL RETURN(2)                           5.35%           6.00%        (2.78)%       7.75%
------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $ 8,432         $ 7,614       $ 2,554      $ 2,043
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                            0.84%(4)        0.79%         0.80%        0.83%
   Expenses after custodian
      fee reduction(3)                    0.81%(4)        0.77%         0.76%        0.82%
   Net investment income                  5.12%(4)        5.29%         4.97%        4.92%
Portfolio Turnover of the
   Portfolio                                 3%             13%           38%          19%
------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (4)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                               GEORGIA FUND -- CLASS B
                                  ---------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                        YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2001    ------------------------------------------------------------
                                  (UNAUDITED)(1)         2000        1999(1)        1998        1997        1996
-------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $ 9.630         $ 9.600       $10.380      $10.140     $ 9.810     $  9.790
-------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.211         $ 0.426       $ 0.433      $ 0.434     $ 0.449     $  0.451
Net realized and unrealized
   gain (loss)                           0.264           0.039        (0.771)       0.261       0.336        0.024
-------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.475         $ 0.465       $(0.338)     $ 0.695     $ 0.785     $  0.475
-------------------------------------------------------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------------------------------------------------------
From net investment income             $(0.211)        $(0.431)      $(0.433)     $(0.437)    $(0.455)    $ (0.455)
In excess of net investment
   income                               (0.004)          0.004        (0.009)      (0.018)         --           --
-------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.215)        $(0.435)      $(0.442)     $(0.455)    $(0.455)    $ (0.455)
-------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $ 9.890         $ 9.630       $ 9.600      $10.380     $10.140     $  9.810
-------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                           5.04%           5.09%        (3.44)%       7.00%       8.16%        4.91%
-------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $55,063         $55,245       $68,432      $84,830     $93,128     $106,992
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                            1.59%(4)        1.58%         1.55%        1.56%       1.59%        1.58%
   Expenses after custodian
      fee reduction(3)                    1.56%(4)        1.56%         1.51%        1.55%       1.57%        1.52%
   Net investment income                  4.38%(4)        4.64%         4.24%        4.22%       4.48%        4.55%
Portfolio Turnover of the
   Portfolio                                 3%             13%           38%          19%         13%          21%
-------------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (4)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                   KENTUCKY FUND -- CLASS A
                                  -----------------------------------------------------------
                                  SIX MONTHS ENDED             YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2001    --------------------------------------
                                  (UNAUDITED)(1)         2000        1999(1)        1998(1)
---------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $ 9.160         $ 9.410       $ 9.910        $ 9.680
---------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------
Net investment income                  $ 0.228         $ 0.498       $ 0.493        $ 0.497
Net realized and unrealized
   gain (loss)                           0.181          (0.246)       (0.491)         0.235
---------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS           $ 0.409         $ 0.252       $ 0.002        $ 0.732
---------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------
From net investment income             $(0.228)        $(0.480)      $(0.493)       $(0.497)
In excess of net investment
   income                               (0.021)         (0.022)       (0.009)        (0.005)
---------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.249)        $(0.502)      $(0.502)       $(0.502)
---------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $ 9.320         $ 9.160       $ 9.410        $ 9.910
---------------------------------------------------------------------------------------------

TOTAL RETURN(2)                           4.52%           2.87%        (0.05)%         7.72%
---------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $ 7,029         $ 5,858       $ 1,387        $ 1,303
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                            0.86%(4)        0.82%         0.83%          0.83%
   Expenses after custodian
      fee reduction(3)                    0.81%(4)        0.80%         0.81%          0.82%
   Net investment income                  4.95%(4)        5.40%         5.03%          5.05%
Portfolio Turnover of the
   Portfolio                                10%             11%           11%            15%
---------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (4)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                KENTUCKY FUND -- CLASS B
                                  -------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                          YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2001    ----------------------------------------------------------------
                                  (UNAUDITED)(1)         2000        1999(1)        1998(1)        1997         1996
-----------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $ 9.870         $10.120       $10.660       $ 10.410      $  9.970     $  9.990
-----------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.209         $ 0.451       $ 0.453       $  0.456      $  0.456     $  0.450
Net realized and unrealized
   gain (loss)                           0.199          (0.241)       (0.533)         0.254         0.435       (0.009)(2)
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.408         $ 0.210       $(0.080)      $  0.710      $  0.891     $  0.441
-----------------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------------
From net investment income             $(0.209)        $(0.456)      $(0.453)      $ (0.456)     $ (0.451)    $ (0.450)
In excess of net investment
   income                               (0.019)         (0.004)       (0.007)        (0.004)           --       (0.011)
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.228)        $(0.460)      $(0.460)      $ (0.460)     $ (0.451)    $ (0.461)
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $10.050         $ 9.870       $10.120       $ 10.660      $ 10.410     $  9.970
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           4.22%           2.21%        (0.84)%         6.97%         9.12%        4.45%
-----------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $72,949         $75,590       $96,005       $111,015      $121,376     $131,357
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            1.61%(5)        1.62%         1.56%          1.57%         1.60%        1.57%
   Expenses after custodian
      fee reduction(4)                    1.56%(5)        1.60%         1.54%          1.56%         1.57%        1.54%
   Net investment income                  4.25%(5)        4.67%         4.30%          4.32%         4.50%        4.45%
Portfolio Turnover of the
   Portfolio                                10%             11%           11%            15%           28%          28%
-----------------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The per share amounts are not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                 LOUISIANA FUND -- CLASS A
                                  --------------------------------------------------------
                                  SIX MONTHS ENDED            YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2001    -----------------------------------
                                  (UNAUDITED)(1)         2000(1)        1999        1998
------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $ 9.240           $ 9.240      $ 9.990     $ 9.750
------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------
Net investment income                  $ 0.229           $ 0.472      $ 0.486     $ 0.480
Net realized and unrealized
   gain (loss)                           0.323             0.001       (0.735)      0.294
------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.552           $ 0.473      $(0.249)    $ 0.774
------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------
From net investment income             $(0.232)          $(0.473)     $(0.486)    $(0.515)
In excess of net investment
   income                                   --                --       (0.015)     (0.019)
------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.232)          $(0.473)     $(0.501)    $(0.534)
------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $ 9.560           $ 9.240      $ 9.240     $ 9.990
------------------------------------------------------------------------------------------

TOTAL RETURN(2)                           6.05%             5.43%       (2.73)%      8.13%
------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $ 5,080           $ 4,566      $ 4,102     $ 4,886
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                            0.87%(4)          0.73%        0.63%       0.71%
   Expenses after custodian
      fee reduction(3)                    0.85%(4)          0.69%        0.60%       0.66%
   Net investment income                  4.92%(4)          5.28%        4.93%       4.79%
Portfolio Turnover of the
   Portfolio                                 7%               14%          20%         43%
------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (4)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                             LOUISIANA FUND -- CLASS B
                                  --------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                        YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2001    -----------------------------------------------------------
                                  (UNAUDITED)(1)         2000(1)        1999        1998        1997        1996
------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $ 9.770           $ 9.760      $10.570     $10.310     $ 9.960     $ 9.980
------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.205           $ 0.424      $ 0.429     $ 0.436     $ 0.482     $ 0.486
Net realized and unrealized
   gain (loss)                           0.344             0.008       (0.790)      0.306       0.350      (0.016)
------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.549           $ 0.432      $(0.361)    $ 0.742     $ 0.832     $ 0.470
------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------
From net investment income             $(0.205)          $(0.422)     $(0.429)    $(0.446)    $(0.482)    $(0.490)
In excess of net investment
   income                               (0.004)               --       (0.020)     (0.036)         --          --
------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.209)          $(0.422)     $(0.449)    $(0.482)    $(0.482)    $(0.490)
------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $10.110           $ 9.770      $ 9.760     $10.570     $10.310     $ 9.960
------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                           5.72%             4.66%       (3.63)%      7.37%       8.52%       4.77%
------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $22,904           $23,779      $28,542     $31,536     $31,996     $32,994
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                            1.63%(4)          1.55%        1.47%       1.49%       1.54%       1.41%
   Expenses after custodian
      fee reduction(3)                    1.61%(4)          1.51%        1.44%       1.44%       1.52%       1.34%
   Net investment income                  4.18%(4)          4.49%        4.08%       4.18%       4.74%       4.82%
Portfolio Turnover of the
   Portfolio                                 7%               14%          20%         43%         27%         99%
------------------------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                                                                                               1.53%
   Expenses after custodian
      fee reduction(3)                                                                                       1.45%
   Net investment income                                                                                     4.70%
Net investment income per
   share                                                                                                  $ 0.474
------------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (4)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                     MARYLAND FUND -- CLASS A
                                  --------------------------------------------------------------
                                  SIX MONTHS ENDED               YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2001    -----------------------------------------
                                  (UNAUDITED)(1)         2000(1)        1999(1)        1998(1)
------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $ 9.160           $ 9.230        $10.050        $ 9.810
------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------
Net investment income                  $ 0.217           $ 0.445        $ 0.451        $ 0.476
Net realized and unrealized
   gain (loss)                           0.266            (0.065)        (0.785)         0.262
------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.483           $ 0.380        $(0.334)       $ 0.738
------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------
From net investment income             $(0.213)          $(0.444)       $(0.457)       $(0.476)
In excess of net investment
   income                                   --            (0.006)        (0.029)        (0.022)
------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.213)          $(0.450)       $(0.486)       $(0.498)
------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $ 9.430           $ 9.160        $ 9.230        $10.050
------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                           5.35%             4.35%         (3.47)%         7.68%
------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $ 4,613           $ 3,200        $ 3,574        $ 1,625
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                            0.84%(4)          0.73%          0.81%          0.82%
   Expenses after custodian
      fee reduction(3)                    0.80%(4)          0.71%          0.78%          0.78%
   Net investment income                  4.72%(4)          4.98%          4.65%          4.76%
Portfolio Turnover of the
   Portfolio                                12%                9%            31%            30%
------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (4)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                  MARYLAND FUND -- CLASS B
                                  ----------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                            YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2001    -------------------------------------------------------------------
                                  (UNAUDITED)(1)         2000(1)        1999(1)        1998(1)        1997         1996
--------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $10.000           $10.080        $10.980       $ 10.710      $ 10.300     $ 10.230
--------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.200           $ 0.401        $ 0.425       $  0.441      $  0.453     $  0.464
Net realized and unrealized
   gain (loss)                           0.285            (0.067)        (0.874)         0.291         0.419        0.086
--------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.485           $ 0.334        $(0.449)      $  0.732      $  0.872     $  0.550
--------------------------------------------------------------------------------------------------------------------------

Less distributions
--------------------------------------------------------------------------------------------------------------------------
From net investment income             $(0.195)          $(0.400)       $(0.425)      $ (0.447)     $ (0.462)    $ (0.480)
In excess of net investment
   income                                   --            (0.014)        (0.026)        (0.015)           --           --
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.195)          $(0.414)       $(0.451)      $ (0.462)     $ (0.462)    $ (0.480)
--------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $10.290           $10.000        $10.080       $ 10.980      $ 10.710     $ 10.300
--------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                           4.95%             3.50%         (4.25)%         6.98%         8.64%        5.44%
--------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $77,452           $78,272        $91,321       $103,307      $105,671     $109,243
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                            1.59%(4)          1.60%          1.58%          1.56%         1.57%        1.57%
   Expenses after custodian
      fee reduction(3)                    1.55%(4)          1.58%          1.55%          1.52%         1.54%        1.55%
   Net investment income                  4.00%(4)          4.11%          3.98%          4.05%         4.30%        4.46%
Portfolio Turnover of the
   Portfolio                                12%                9%            31%            30%           30%          33%
--------------------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (4)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                MISSOURI FUND -- CLASS A
                                  -----------------------------------------------------
                                  SIX MONTHS ENDED          YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2001    --------------------------------
                                  (UNAUDITED)            2000        1999        1998
---------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $ 9.550         $ 9.630     $10.270     $ 9.930
---------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------
Net investment income                  $ 0.261         $ 0.520     $ 0.495     $ 0.503
Net realized and unrealized
   gain (loss)                           0.255          (0.103)     (0.638)      0.334
---------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.516         $ 0.417     $(0.143)    $ 0.837
---------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------
From net investment income             $(0.246)        $(0.497)    $(0.497)    $(0.497)
---------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.246)        $(0.497)    $(0.497)    $(0.497)
---------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $ 9.820         $ 9.550     $ 9.630     $10.270
---------------------------------------------------------------------------------------

TOTAL RETURN(1)                           5.48%           4.60%      (1.52)%      8.61%
---------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $ 4,199         $ 4,132     $ 4,692     $ 2,665
Ratios (As a percentage of
   average daily net assets):
   Expenses(2)                            0.80%(3)        0.81%       0.72%       0.79%
   Expenses after custodian
      fee reduction(2)                    0.78%(3)        0.80%       0.70%       0.77%
   Net investment income                  5.45%(3)        5.54%       5.10%       5.00%
Portfolio Turnover of the
   Portfolio                                 5%              8%         21%         11%
---------------------------------------------------------------------------------------

 (1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (2) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (3)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                            MISSOURI FUND -- CLASS B
                                  -----------------------------------------------------------------------------
                                  SIX MONTHS ENDED                      YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2001    --------------------------------------------------------
                                  (UNAUDITED)            2000        1999        1998        1997        1996
---------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $10.550         $10.650     $11.380     $11.010     $10.510     $10.510
---------------------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.247         $ 0.486     $ 0.471     $ 0.477     $ 0.478     $ 0.476
Net realized and unrealized
   gain (loss)                           0.286          (0.121)     (0.736)      0.364       0.493       0.003
---------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.533         $ 0.365     $(0.265)    $ 0.841     $ 0.971     $ 0.479
---------------------------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------------------------
From net investment income             $(0.233)        $(0.465)    $(0.465)    $(0.471)    $(0.471)    $(0.476)
In excess of net investment
   income                                   --              --          --          --          --      (0.003)
---------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.233)        $(0.465)    $(0.465)    $(0.471)    $(0.471)    $(0.479)
---------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $10.850         $10.550     $10.650     $11.380     $11.010     $10.510
---------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                           5.15%           3.62%      (2.46)%      7.81%       9.42%       4.60%
---------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $53,363         $54,531     $63,470     $71,586     $77,479     $82,385
Ratios (As a percentage of
   average daily net assets):
   Expenses(2)                            1.55%(3)        1.62%       1.56%       1.56%       1.57%       1.56%
   Expenses after custodian
      fee reduction(2)                    1.53%(3)        1.61%       1.54%       1.54%       1.56%       1.54%
   Net investment income                  4.63%(3)        4.69%       4.19%       4.25%       4.44%       4.47%
Portfolio Turnover of the
   Portfolio                                 5%              8%         21%         11%          5%         36%
---------------------------------------------------------------------------------------------------------------

 (1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (2) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (3)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                  NORTH CAROLINA FUND -- CLASS A
                                  --------------------------------------------------------------
                                  SIX MONTHS ENDED               YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2001    -----------------------------------------
                                  (UNAUDITED)(1)         2000(1)        1999(1)        1998(1)
------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $ 9.260           $ 9.260        $ 9.880        $ 9.610
------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------
Net investment income                  $ 0.224           $ 0.481        $ 0.483        $ 0.490
Net realized and unrealized
   gain (loss)                           0.202             0.003         (0.616)         0.282
------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.426           $ 0.484        $(0.133)       $ 0.772
------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------
From net investment income             $(0.224)          $(0.483)       $(0.483)       $(0.490)
In excess of net investment
   income                               (0.012)           (0.001)        (0.004)        (0.012)
------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.236)          $(0.484)       $(0.487)       $(0.502)
------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $ 9.450           $ 9.260        $ 9.260        $ 9.880
------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                           4.66%             5.51%         (1.46)%         8.22%
------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $ 6,632           $12,696        $12,697        $12,967
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                            0.91%(4)          0.85%          0.79%          0.83%
   Expenses after custodian
      fee reduction(3)                    0.87%(4)          0.82%          0.78%          0.80%
   Net investment income                  5.17%(4)          5.34%          4.97%          5.03%
Portfolio Turnover of the
   Portfolio                                 9%               17%             3%            26%
------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (4)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                               NORTH CAROLINA FUND -- CLASS B
                                  ----------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                            YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2001    -------------------------------------------------------------------
                                  (UNAUDITED)(1)         2000(1)        1999(1)        1998(1)        1997         1996
--------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $ 9.970           $ 9.960       $ 10.630       $ 10.340      $  9.970     $  9.960
--------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.214           $ 0.449       $  0.438       $  0.447      $  0.452     $  0.452
Net realized and unrealized
   gain (loss)                           0.216             0.006         (0.662)         0.303         0.378        0.026
--------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.430           $ 0.455       $ (0.224)      $  0.750      $  0.830     $  0.478
--------------------------------------------------------------------------------------------------------------------------

Less distributions
--------------------------------------------------------------------------------------------------------------------------
From net investment income             $(0.214)          $(0.445)      $ (0.438)      $ (0.447)     $ (0.455)    $ (0.455)
In excess of net investment
   income                               (0.006)               --         (0.008)        (0.013)       (0.005)      (0.013)
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.220)          $(0.445)      $ (0.446)      $ (0.460)     $ (0.460)    $ (0.468)
--------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $10.180           $ 9.970       $  9.960       $ 10.630      $ 10.340     $  9.970
--------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                           4.40%             4.79%         (2.24)%         7.42%         8.50%        4.83%
--------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $93,436           $97,244       $116,110       $139,325      $151,564     $169,889
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                            1.64%(4)          1.57%          1.58%          1.58%         1.60%        1.59%
   Expenses after custodian
      fee reduction(3)                    1.60%(4)          1.54%          1.57%          1.55%         1.58%        1.54%
   Net investment income                  4.30%(4)          4.63%          4.19%          4.26%         4.48%        4.47%
Portfolio Turnover of the
   Portfolio                                 9%               17%             3%            26%           42%          54%
--------------------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (4)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                      OREGON FUND -- CLASS A
                                  --------------------------------------------------------------
                                  SIX MONTHS ENDED               YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2001    -----------------------------------------
                                  (UNAUDITED)            2000(1)        1999(1)        1998(1)
------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $ 9.370           $ 9.380        $ 9.870        $ 9.600
------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------
Net investment income                  $ 0.240           $ 0.490        $ 0.489        $ 0.483
Net realized and unrealized
   gain (loss)                           0.172            (0.012)        (0.491)         0.275
------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.412           $ 0.478        $(0.002)       $ 0.758
------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------
From net investment income             $(0.242)          $(0.488)       $(0.488)       $(0.483)
In excess of net investment
   income                                   --                --             --         (0.005)
------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.242)          $(0.488)       $(0.488)       $(0.488)
------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $ 9.540           $ 9.370        $ 9.380        $ 9.870
------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                           4.46%             5.39%         (0.11)%         8.08%
------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $ 4,201           $ 3,459        $ 2,658        $   914
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                            0.83%(4)          0.75%          0.71%          0.78%
   Expenses after custodian
      fee reduction(3)                    0.83%(4)          0.74%          0.70%          0.78%
   Net investment income                  5.13%(4)          5.38%          5.02%          4.95%
Portfolio Turnover of the
   Portfolio                                 4%               25%            35%             9%
------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (4)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                   OREGON FUND -- CLASS B
                                  ----------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                            YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2001    -------------------------------------------------------------------
                                  (UNAUDITED)            2000(1)        1999(1)        1998(1)        1997         1996
--------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $10.250           $10.260        $10.800       $ 10.510      $ 10.240     $ 10.310
--------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.225           $ 0.452        $ 0.449       $  0.450      $  0.456     $  0.450
Net realized and unrealized
   gain (loss)                           0.179            (0.010)        (0.537)         0.292         0.266       (0.061)
--------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.404           $ 0.442        $(0.088)      $  0.742      $  0.722     $  0.389
--------------------------------------------------------------------------------------------------------------------------

Less distributions
--------------------------------------------------------------------------------------------------------------------------
From net investment income             $(0.224)          $(0.452)       $(0.449)      $ (0.451)     $ (0.452)    $ (0.457)
In excess of net investment
   income                                   --                --         (0.003)        (0.001)           --       (0.002)
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.224)          $(0.452)       $(0.452)      $ (0.452)     $ (0.452)    $ (0.459)
--------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $10.430           $10.250        $10.260       $ 10.800      $ 10.510     $ 10.240
--------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                           4.03%             4.52%         (0.92)%         7.22%         7.20%        3.80%
--------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $78,931           $79,756        $91,295       $102,571      $112,586     $128,580
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                            1.57%(4)          1.60%          1.57%          1.56%         1.63%        1.56%
   Expenses after custodian
      fee reduction(3)                    1.57%(4)          1.59%          1.56%          1.56%         1.63%        1.53%
   Net investment income                  4.42%(4)          4.56%          4.19%          4.22%         4.41%        4.33%
Portfolio Turnover of the
   Portfolio                                 4%               25%            35%             9%           22%          28%
--------------------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (4)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                             SOUTH CAROLINA FUND -- CLASS A
                                  -----------------------------------------------------
                                  SIX MONTHS ENDED          YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2001    --------------------------------
                                  (UNAUDITED)(1)         2000        1999        1998
---------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $ 9.200         $ 9.320     $10.090     $ 9.760
---------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------
Net investment income                  $ 0.242         $ 0.502     $ 0.490     $ 0.495
Net realized and unrealized
   gain (loss)                           0.214          (0.123)     (0.767)      0.328
---------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.456         $ 0.379     $(0.277)    $ 0.823
---------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------
From net investment income             $(0.246)        $(0.499)    $(0.493)    $(0.493)
---------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.246)        $(0.499)    $(0.493)    $(0.493)
---------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $ 9.410         $ 9.200     $ 9.320     $10.090
---------------------------------------------------------------------------------------

TOTAL RETURN(2)                           5.04%           4.30%      (2.91)%      8.62%
---------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $ 2,711         $ 1,553     $ 1,757     $ 1,316
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                            0.79%(4)        0.70%       0.78%       0.77%
   Expenses after custodian
      fee reduction(3)                    0.75%(4)        0.68%       0.75%       0.76%
   Net investment income                  5.26%(4)        5.54%       4.98%       5.03%
Portfolio Turnover of the
   Portfolio                                14%             12%         26%         21%
---------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (4)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                         SOUTH CAROLINA FUND -- CLASS B
                                  -----------------------------------------------------------------------------
                                  SIX MONTHS ENDED                      YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2001    --------------------------------------------------------
                                  (UNAUDITED)(1)         2000        1999        1998        1997        1996
---------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $ 9.760         $ 9.900     $10.720     $10.380     $10.020     $10.000
---------------------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.221         $ 0.446     $ 0.448     $ 0.455     $ 0.463     $ 0.467
Net realized and unrealized
   gain (loss)                           0.223          (0.134)     (0.820)      0.352       0.364       0.021
---------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.444         $ 0.312     $(0.372)    $ 0.807     $ 0.827     $ 0.488
---------------------------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------------------------
From net investment income             $(0.224)        $(0.452)    $(0.448)    $(0.467)    $(0.467)    $(0.468)
---------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.224)        $(0.452)    $(0.448)    $(0.467)    $(0.467)    $(0.468)
---------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $ 9.980         $ 9.760     $ 9.900     $10.720     $10.380     $10.020
---------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                           4.64%           3.32%      (3.63)%      7.96%       8.41%       4.92%
---------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $33,646         $33,452     $42,600     $48,562     $52,686     $57,217
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                            1.55%(4)        1.59%       1.51%       1.52%       1.63%       1.60%
   Expenses after custodian
      fee reduction(3)                    1.51%(4)        1.57%       1.48%       1.51%       1.62%       1.58%
   Net investment income                  4.54%(4)        4.65%       4.26%       4.30%       4.50%       4.60%
Portfolio Turnover of the
   Portfolio                                14%             12%         26%         21%          8%         36%
---------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (4)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                   TENNESSEE FUND -- CLASS A
                                  -----------------------------------------------------------
                                  SIX MONTHS ENDED             YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2001    --------------------------------------
                                  (UNAUDITED)            2000(1)        1999        1998(1)
---------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $ 9.480           $ 9.460      $ 9.980       $ 9.740
---------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------
Net investment income                  $ 0.243           $ 0.482      $ 0.489       $ 0.491
Net realized and unrealized
   gain (loss)                           0.234             0.020       (0.519)        0.257
---------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.477           $ 0.502      $(0.030)      $ 0.748
---------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------
From net investment income             $(0.237)          $(0.482)     $(0.490)      $(0.491)
In excess of net investment
   income                                   --                --           --        (0.017)
---------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.237)          $(0.482)     $(0.490)      $(0.508)
---------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $ 9.720           $ 9.480      $ 9.460       $ 9.980
---------------------------------------------------------------------------------------------

TOTAL RETURN(2)                           5.09%             5.57%       (0.39)%        7.85%
---------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $ 3,857           $ 3,557      $ 2,870       $ 3,413
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                            0.75%(4)          0.83%        0.70%         0.67%
   Expenses after custodian
      fee reduction(3)                    0.72%(4)          0.81%        0.69%         0.65%
   Net investment income                  5.14%(4)          5.23%        4.96%         4.94%
Portfolio Turnover of the
   Portfolio                                 0%                9%          13%           21%
---------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (4)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                               TENNESSEE FUND -- CLASS B
                                  -----------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                         YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2001    --------------------------------------------------------------
                                  (UNAUDITED)            2000(1)        1999        1998(1)        1997        1996
---------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $10.320           $10.280      $10.840       $10.580      $10.150     $10.110
---------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.227           $ 0.452      $ 0.446       $ 0.444      $ 0.453     $ 0.457
Net realized and unrealized
   gain (loss)                           0.248             0.023       (0.564)        0.266        0.436       0.059
---------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.475           $ 0.475      $(0.118)      $ 0.710      $ 0.889     $ 0.516
---------------------------------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------------------------------
From net investment income             $(0.215)          $(0.435)     $(0.442)      $(0.444)     $(0.453)    $(0.475)
In excess of net investment
   income                                   --                --           --        (0.006)      (0.006)     (0.001)
---------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.215)          $(0.435)     $(0.442)      $(0.450)     $(0.459)    $(0.476)
---------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $10.580           $10.320      $10.280       $10.840      $10.580     $10.150
---------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                           4.69%             4.82%       (1.19)%        6.86%        8.95%       5.16%
---------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $42,052           $41,372      $46,389       $50,090      $51,712     $54,533
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                            1.49%(4)          1.57%        1.51%         1.52%        1.54%       1.53%
   Expenses after custodian
      fee reduction(3)                    1.46%(4)          1.55%        1.50%         1.50%        1.53%       1.51%
   Net investment income                  4.41%(4)          4.50%        4.15%         4.14%        4.39%       4.45%
Portfolio Turnover of the
   Portfolio                                 0%                9%          13%           21%           3%         39%
---------------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (4)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                   VIRGINIA FUND -- CLASS A
                                  -----------------------------------------------------------
                                  SIX MONTHS ENDED             YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2001    --------------------------------------
                                  (UNAUDITED)(1)         2000(1)        1999        1998(1)
---------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $ 9.220           $ 9.300      $ 9.870       $ 9.620
---------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------
Net investment income                  $ 0.232           $ 0.481      $ 0.503       $ 0.483
Net realized and unrealized
   gain (loss)                           0.238            (0.072)      (0.582)        0.277
---------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.470           $ 0.409      $(0.079)      $ 0.760
---------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------
From net investment income             $(0.232)          $(0.481)     $(0.489)      $(0.483)
In excess of net investment
   income                               (0.008)           (0.008)      (0.002)       (0.027)
---------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.240)          $(0.489)     $(0.491)      $(0.510)
---------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $ 9.450           $ 9.220      $ 9.300       $ 9.870
---------------------------------------------------------------------------------------------

TOTAL RETURN(2)                           5.17%             4.66%       (0.90)%        8.08%
---------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $ 4,316           $ 3,632      $ 3,528       $ 2,117
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                            0.85%(4)          0.81%        0.73%         0.85%
   Expenses after custodian
      fee reduction(3)                    0.82%(4)          0.80%        0.71%         0.83%
   Net investment income                  5.03%(4)          5.34%        5.00%         4.92%
Portfolio Turnover of the
   Portfolio                                22%               23%          17%            8%
---------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (4)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                 VIRGINIA FUND -- CLASS B
                                  --------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                           YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2001    -----------------------------------------------------------------
                                  (UNAUDITED)(1)         2000(1)        1999         1998(1)        1997         1996
------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                          $ 10.200          $ 10.290      $ 10.930      $ 10.630      $ 10.260     $ 10.260
------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------
Net investment income                 $  0.219          $  0.456      $  0.450      $  0.454      $  0.467     $  0.471
Net realized and unrealized
   gain (loss)                           0.269            (0.083)       (0.629)        0.312         0.369        0.006
------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                         $  0.488          $  0.373      $ (0.179)     $  0.766      $  0.836     $  0.477
------------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------------
From net investment income            $ (0.219)         $ (0.456)     $ (0.451)     $ (0.454)     $ (0.466)    $ (0.471)
In excess of net investment
   income                               (0.009)           (0.007)       (0.010)       (0.012)           --       (0.006)
------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                   $ (0.228)         $ (0.463)     $ (0.461)     $ (0.466)     $ (0.466)    $ (0.477)
------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                             $ 10.460          $ 10.200      $ 10.290      $ 10.930      $ 10.630     $ 10.260
------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                           4.89%             3.80%        (1.75)%        7.37%         8.31%        4.67%
------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                    $114,182          $111,662      $133,522      $148,902      $159,603     $175,918
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                            1.60%(4)          1.60%         1.58%         1.59%         1.60%        1.56%
   Expenses after custodian
      fee reduction(3)                    1.57%(4)          1.59%         1.56%         1.57%         1.57%        1.53%
   Net investment income                  4.30%(4)          4.57%         4.19%         4.21%         4.47%        4.52%
Portfolio Turnover of the
   Portfolio                                22%               23%           17%            8%           25%          30%
------------------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (4)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Municipals Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of twenty-nine Funds, twelve of which, each diversified, are included in these financial statements. They include Eaton Vance Alabama Municipals Fund (Alabama Fund), Eaton Vance Arkansas Municipals Fund (Arkansas Fund), Eaton Vance Georgia Municipals Fund (Georgia Fund), Eaton Vance Kentucky Municipals Fund (Kentucky Fund), Eaton Vance Louisiana Municipals Fund (Louisiana Fund), Eaton Vance Maryland Municipals Fund (Maryland Fund), Eaton Vance Missouri Municipals Fund (Missouri Fund), Eaton Vance North Carolina Municipals Fund (North Carolina
   Fund), Eaton Vance Oregon Municipals Fund (Oregon Fund), Eaton Vance South Carolina Municipals Fund (South Carolina Fund), Eaton Vance Tennessee Municipals Fund (Tennessee Fund) and Eaton Vance Virginia Municipals Fund (Virginia Fund). The Funds offer two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase.
   Class B shares are sold at net asset value and are subject to a declining contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding Fund. The Alabama Fund invests its assets in the Alabama Municipals Portfolio, the Arkansas Fund invests its assets in the Arkansas Municipals Portfolio, the Georgia Fund invests its assets in the Georgia Municipals Portfolio, the Kentucky Fund invests its assets in the Kentucky Municipals Portfolio, the Louisiana Fund invests its assets in the Louisiana Municipals Portfolio, the Maryland Fund invests its assets in the Maryland Municipals Portfolio, the Missouri Fund invests its assets in the Missouri Municipals Portfolio, the North Carolina Fund invests its assets in the North Carolina Municipals Portfolio, the Oregon Fund invests its assets in the Oregon Municipals Portfolio, the South Carolina Fund invests its assets in the South Carolina Municipals Portfolio, the Tennessee Fund invests its assets in the Tennessee Municipals Portfolio and the Virginia Fund invests its assets in the Virginia Municipals Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (approximately 99.9% at February 28, 2001 for each Fund). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuations -- Valuation of securities by the Portfolios is discussed in Note 1A of the Portfolios' Notes to Financial Statements, which are included elsewhere in this report.

 B Income -- Each Fund's net investment income consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

 C Federal Taxes -- Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 2000, the Funds, for federal income tax purposes, had capital loss carryovers which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. A portion of such capital loss carryovers were acquired through a

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

   Fund Reorganization and may be subject to certain limitations. The amounts and expiration dates of the capital loss carryovers are as follows:

    FUND                                      AMOUNT      EXPIRES
    ---------------------------------------------------------------------
    Alabama Fund                              $  272,583  August 31, 2008
                                                  94,556  August 31, 2005
                                                 988,165  August 31, 2004
                                                 317,426  August 31, 2003
    Arkansas Fund                                251,575  August 31, 2005
                                               1,348,493  August 31, 2004
    Georgia Fund                                  41,652  August 31, 2008
                                               5,373,040  August 31, 2004
    Kentucky Fund                                233,391  August 31, 2005
                                               1,630,637  August 31, 2004
    Louisiana Fund                               527,106  August 31, 2008
                                                 250,387  August 31, 2005
                                               1,598,606  August 31, 2004
    Maryland Fund                                     35  August 31, 2005
                                                  25,436  August 31, 2004
    Missouri Fund                                113,141  August 31, 2005
                                                 507,086  August 31, 2004
    North Carolina Fund                           73,745  August 31, 2005
                                               8,308,960  August 31, 2004
    Oregon Fund                                  147,651  August 31, 2008
                                                 924,680  August 31, 2005
                                               2,175,920  August 31, 2004
    South Carolina Fund                          155,263  August 31, 2008
                                                  25,336  August 31, 2007
                                                 183,416  August 31, 2005
                                               2,881,146  August 31, 2004
                                                 266,269  August 31, 2003
    Tennessee Fund                               246,996  August 31, 2005
                                               1,296,022  August 31, 2004
    Virginia Fund                              3,971,283  August 31, 2004

   Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay tax-exempt interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

   Additionally, at August 31, 2000, Alabama Fund, Arkansas Fund, Georgia Fund, Louisiana Fund, Maryland Fund, North Carolina Fund, Oregon Fund and Tennessee Fund had net capital losses of $38,733, $330,651, $245,006, $140,733,
   $14,954, $389,120, $33,961 and $45,688, respectively, attributable to security transactions incurred after October 31, 1999. These capital losses are treated as arising on the first day of each Fund's current taxable year.

 D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Funds or the Portfolios maintain with IBT. All significant credit balances used to reduce each Fund's custodian fees are reported as a reduction of operating expenses on the Statements of Operations.

 E Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 F Other -- Investment transactions are accounted for on a trade-date basis.

 G Interim Financial Statements -- The interim financial statements relating to
   February 28, 2001, and for the six months then ended have not been audited by independent certified public accountants, but in the opinion of the Funds' management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2 Distributions to Shareholders
-------------------------------------------
   The net income of each Fund is determined daily, and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date.

   The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

   the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.
3 Shares of Beneficial Interest
-------------------------------------------
   The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

                                                         ALABAMA FUND
                                              ----------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2001  YEAR ENDED
    CLASS A                                   (UNAUDITED)        AUGUST 31, 2000
    ----------------------------------------------------------------------------
    Sales                                                24,652          130,001
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                          5,976           13,391
    Redemptions                                        (113,786)        (141,891)
    ----------------------------------------------------------------------------
    NET INCREASE (DECREASE)                             (83,158)           1,501
    ----------------------------------------------------------------------------

                                                         ALABAMA FUND
                                              ----------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2001  YEAR ENDED
    CLASS B                                   (UNAUDITED)        AUGUST 31, 2000
    ----------------------------------------------------------------------------
    Sales                                               224,520          457,753
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                         51,823          125,064
    Redemptions                                        (485,048)      (2,073,777)
    ----------------------------------------------------------------------------
    NET DECREASE                                       (208,705)      (1,490,960)
    ----------------------------------------------------------------------------

                                                        ARKANSAS FUND
                                              ----------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2001  YEAR ENDED
    CLASS A                                   (UNAUDITED)        AUGUST 31, 2000
    ----------------------------------------------------------------------------
    Sales                                                39,558          163,170
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                          2,225            4,850
    Redemptions                                         (17,971)        (106,167)
    ----------------------------------------------------------------------------
    NET INCREASE                                         23,812           61,853
    ----------------------------------------------------------------------------

                                                        ARKANSAS FUND
                                              ----------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2001  YEAR ENDED
    CLASS B                                   (UNAUDITED)        AUGUST 31, 2000
    ----------------------------------------------------------------------------
    Sales                                                56,027          133,188
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                         40,827           92,983
    Redemptions                                        (243,242)      (1,090,213)
    ----------------------------------------------------------------------------
    NET DECREASE                                       (146,388)        (864,042)
    ----------------------------------------------------------------------------

                                                         GEORGIA FUND
                                              ----------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2001  YEAR ENDED
    CLASS A                                   (UNAUDITED)        AUGUST 31, 2000
    ----------------------------------------------------------------------------
    Sales                                                82,874          597,449
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                          2,823            5,134
    Redemptions                                         (19,410)         (42,259)
    ----------------------------------------------------------------------------
    NET INCREASE                                         66,287          560,324
    ----------------------------------------------------------------------------

                                                         GEORGIA FUND
                                              ----------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2001  YEAR ENDED
    CLASS B                                   (UNAUDITED)        AUGUST 31, 2000
    ----------------------------------------------------------------------------
    Sales                                               299,045          341,407
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                         51,253          119,527
    Redemptions                                        (518,662)      (1,856,349)
    ----------------------------------------------------------------------------
    NET DECREASE                                       (168,364)      (1,395,415)
    ----------------------------------------------------------------------------

                                                        KENTUCKY FUND
                                              ----------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2001  YEAR ENDED
    CLASS A                                   (UNAUDITED)        AUGUST 31, 2000
    ----------------------------------------------------------------------------
    Sales                                               176,882          543,442
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                         16,509           19,407
    Redemptions                                         (78,674)         (70,480)
    ----------------------------------------------------------------------------
    NET INCREASE                                        114,717          492,369
    ----------------------------------------------------------------------------

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

                                                        KENTUCKY FUND
                                              ----------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2001  YEAR ENDED
    CLASS B                                   (UNAUDITED)        AUGUST 31, 2000
    ----------------------------------------------------------------------------
    Sales                                               208,552          148,657
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                         75,894          186,976
    Redemptions                                        (681,985)      (2,164,331)
    ----------------------------------------------------------------------------
    NET DECREASE                                       (397,539)      (1,828,698)
    ----------------------------------------------------------------------------

                                                        LOUISIANA FUND
                                              ----------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2001  YEAR ENDED
    CLASS A                                   (UNAUDITED)        AUGUST 31, 2000
    ----------------------------------------------------------------------------
    Sales                                                48,244          254,950
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                          8,170           17,816
    Redemptions                                         (19,408)        (222,750)
    ----------------------------------------------------------------------------
    NET INCREASE                                         37,006           50,016
    ----------------------------------------------------------------------------

                                                        LOUISIANA FUND
                                              ----------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2001  YEAR ENDED
    CLASS B                                   (UNAUDITED)        AUGUST 31, 2000
    ----------------------------------------------------------------------------
    Sales                                                78,258          163,345
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                         15,918           38,355
    Redemptions                                        (262,555)        (691,313)
    ----------------------------------------------------------------------------
    NET DECREASE                                       (168,379)        (489,613)
    ----------------------------------------------------------------------------

                                                        MARYLAND FUND
                                              ----------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2001  YEAR ENDED
    CLASS A                                   (UNAUDITED)        AUGUST 31, 2000
    ----------------------------------------------------------------------------
    Sales                                               149,648          167,240
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                          5,540           11,869
    Redemptions                                         (15,161)        (216,964)
    ----------------------------------------------------------------------------
    NET INCREASE (DECREASE)                             140,027          (37,855)
    ----------------------------------------------------------------------------

                                                        MARYLAND FUND
                                              ----------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2001  YEAR ENDED
    CLASS B                                   (UNAUDITED)        AUGUST 31, 2000
    ----------------------------------------------------------------------------
    Sales                                               223,255          373,293
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                         69,515          164,545
    Redemptions                                        (594,537)      (1,766,262)
    ----------------------------------------------------------------------------
    NET DECREASE                                       (301,767)      (1,228,424)
    ----------------------------------------------------------------------------

                                                        MISSOURI FUND
                                              ----------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2001  YEAR ENDED
    CLASS A                                   (UNAUDITED)        AUGUST 31, 2000
    ----------------------------------------------------------------------------
    Sales                                                37,002          160,662
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                          5,786           12,016
    Redemptions                                         (47,893)        (226,937)
    ----------------------------------------------------------------------------
    NET DECREASE                                         (5,105)         (54,259)
    ----------------------------------------------------------------------------

                                                        MISSOURI FUND
                                              ----------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2001  YEAR ENDED
    CLASS B                                   (UNAUDITED)        AUGUST 31, 2000
    ----------------------------------------------------------------------------
    Sales                                                54,039          150,839
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                         53,967          119,165
    Redemptions                                        (355,680)      (1,060,024)
    ----------------------------------------------------------------------------
    NET DECREASE                                       (247,674)        (790,020)
    ----------------------------------------------------------------------------

                                                     NORTH CAROLINA FUND
                                              ----------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2001  YEAR ENDED
    CLASS A                                   (UNAUDITED)        AUGUST 31, 2000
    ----------------------------------------------------------------------------
    Sales                                                16,330          176,500
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                          6,769           20,835
    Redemptions                                        (691,923)        (198,648)
    ----------------------------------------------------------------------------
    NET DECREASE                                       (668,824)          (1,313)
    ----------------------------------------------------------------------------

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

                                                     NORTH CAROLINA FUND
                                              ----------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2001  YEAR ENDED
    CLASS B                                   (UNAUDITED)        AUGUST 31, 2000
    ----------------------------------------------------------------------------
    Sales                                               254,002          275,823
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                         94,629          223,590
    Redemptions                                        (921,203)      (2,406,152)
    ----------------------------------------------------------------------------
    NET DECREASE                                       (572,552)      (1,906,739)
    ----------------------------------------------------------------------------

                                                         OREGON FUND
                                              ----------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2001  YEAR ENDED
    CLASS A                                   (UNAUDITED)        AUGUST 31, 2000
    ----------------------------------------------------------------------------
    Sales                                                91,514          133,534
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                          3,195            5,291
    Redemptions                                         (23,343)         (53,316)
    ----------------------------------------------------------------------------
    NET INCREASE                                         71,366           85,509
    ----------------------------------------------------------------------------

                                                         OREGON FUND
                                              ----------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2001  YEAR ENDED
    CLASS B                                   (UNAUDITED)        AUGUST 31, 2000
    ----------------------------------------------------------------------------
    Sales                                               175,383          609,484
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                         89,334          199,254
    Redemptions                                        (480,397)      (1,930,063)
    ----------------------------------------------------------------------------
    NET DECREASE                                       (215,680)      (1,121,325)
    ----------------------------------------------------------------------------

                                                     SOUTH CAROLINA FUND
                                              ----------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2001  YEAR ENDED
    CLASS A                                   (UNAUDITED)        AUGUST 31, 2000
    ----------------------------------------------------------------------------
    Sales                                               128,939           61,974
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                          2,459            3,286
    Redemptions                                         (12,221)         (84,883)
    ----------------------------------------------------------------------------
    NET INCREASE (DECREASE)                             119,177          (19,623)
    ----------------------------------------------------------------------------

                                                     SOUTH CAROLINA FUND
                                              ----------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2001  YEAR ENDED
    CLASS B                                   (UNAUDITED)        AUGUST 31, 2000
    ----------------------------------------------------------------------------
    Sales                                               165,199          199,569
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                         30,897           72,308
    Redemptions                                        (253,329)      (1,147,848)
    ----------------------------------------------------------------------------
    NET DECREASE                                        (57,233)        (875,971)
    ----------------------------------------------------------------------------

                                                        TENNESSEE FUND
                                              ----------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2001  YEAR ENDED
    CLASS A                                   (UNAUDITED)        AUGUST 31, 2000
    ----------------------------------------------------------------------------
    Sales                                                33,336          146,107
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                          5,969           11,457
    Redemptions                                         (17,544)         (85,693)
    ----------------------------------------------------------------------------
    NET INCREASE                                         21,761           71,871
    ----------------------------------------------------------------------------

                                                        TENNESSEE FUND
                                              ----------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2001  YEAR ENDED
    CLASS B                                   (UNAUDITED)        AUGUST 31, 2000
    ----------------------------------------------------------------------------
    Sales                                               159,599          217,357
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                         38,120           85,148
    Redemptions                                        (232,387)        (804,050)
    ----------------------------------------------------------------------------
    NET DECREASE                                        (34,668)        (501,545)
    ----------------------------------------------------------------------------

                                                        VIRGINIA FUND
                                              ----------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2001  YEAR ENDED
    CLASS A                                   (UNAUDITED)        AUGUST 31, 2000
    ----------------------------------------------------------------------------
    Sales                                                72,459          267,828
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                          7,215           13,680
    Redemptions                                         (17,271)        (266,814)
    ----------------------------------------------------------------------------
    NET INCREASE                                         62,403           14,694
    ----------------------------------------------------------------------------

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

                                                        VIRGINIA FUND
                                              ----------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2001  YEAR ENDED
    CLASS B                                   (UNAUDITED)        AUGUST 31, 2000
    ----------------------------------------------------------------------------
    Sales                                               393,234          475,169
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                        113,525          261,449
    Redemptions                                        (540,797)      (2,764,394)
    ----------------------------------------------------------------------------
    NET DECREASE                                        (34,038)      (2,027,776)
    ----------------------------------------------------------------------------

4 Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. Each of the Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. Certain officers and Trustees of the Funds and of the Portfolios are officers of the above organizations. Except for Trustees of the Funds and Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each Fund out of the investment adviser fee earned by BMR. The Funds were informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Funds' principal underwriter, received $502, $200, $862, $1,456, $180, $631, $985, $340, $2,004, $1,295,
   $700 and $1,677 from the Alabama Fund, Arkansas Fund, Georgia Fund, Kentucky Fund, Louisiana Fund, Maryland Fund, Missouri Fund, North Carolina Fund, Oregon Fund, South Carolina Fund, Tennessee Fund and Virginia
   Fund, respectively, as its portion of the sales charge on sales of Class A shares for the six months ended February 28, 2001.

5 Distribution and Service Plans
-------------------------------------------
   Each Fund has in effect a distribution plan for Class B shares (Class B Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plans) (collectively, the Plans). The Plans require the Class B shares to pay Eaton Vance Distributors, Inc.
   (EVD), amounts equal to 1/365 of 0.75% of each Fund's daily net assets attributable to Class B for providing ongoing distribution services and facilities to the respective Fund. Each Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for Class B shares sold plus
   (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges
   (Note 6) and daily amounts theretofore paid to EVD by Class B. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Fund's Class B shares and, accordingly, reduces each Fund's Class B net assets. For the six months ended February 28, 2001, the Class B shares of the Alabama Fund, Arkansas Fund, Georgia Fund, Kentucky Fund, Louisiana Fund, Maryland Fund, Missouri Fund, North Carolina Fund, Oregon Fund, South Carolina Fund, Tennessee Fund and Virginia Fund paid $220,981, $136,803, $202,179, $273,460, $85,392, $289,218, $199,629, $352,314, $293,073,
   $122,968, $154,205 and $413,451, respectively, to EVD, representing 0.75%
   (annualized) of each Fund's Class B average daily net assets. At
   February 28, 2001, the amount of Uncovered Distribution Charges of EVD calculated under the Class B Plans for Alabama Fund, Arkansas Fund, Georgia Fund, Kentucky Fund, Louisiana Fund, Maryland Fund, Missouri Fund, North Carolina Fund, Oregon Fund, South Carolina Fund, Tennessee Fund and Virginia Fund were approximately $1,882,000, $1,389,000, $2,055,000, $2,085,000,
   $894,000, $2,289,000, $1,223,000, $2,758,000, $2,470,000, $1,375,000,
   $1,187,000 and $2,819,000, respectively.

   The Plans authorize the Funds to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% (annualized) of each Fund's average daily net assets for any fiscal year. The Trustees approved quarterly service fee payments equal to 0.20% per annum of each Fund's average daily net assets attributable to Class A and Class B shares sold on or after October 12, 1999, and 0.20% per annum for shares sold prior thereto and outstanding for at least one year. Service fee payments are made for personal services and/or maintenance of shareholder accounts. Service fees paid to EVD and investment dealers are separate and distinct from the sales commissions and distribution fees payable by each Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. For the six months ended February 28, 2001, Alabama Fund, Arkansas Fund, Georgia Fund, Kentucky Fund, Louisiana Fund, Maryland Fund, Missouri Fund, North Carolina Fund, Oregon Fund, South Carolina Fund, Tennessee Fund and Virginia Fund paid or accrued service fees to or payable to EVD in the amount of $5,552, $4,635, $7,725, $6,625, $4,641, $3,603, $4,238, $9,671, $3,756, $1,823, $3,693 and $3,893,
   respectively, for Class A shares, and $60,921, $35,720, $53,327, $71,333,
   $22,822, $76,279, $52,946, $92,844, $78,148, $32,121, $40,528 and $109,054,
   respectively, for Class B shares. Certain officers and Trustees of the Funds are officers or directors of EVD.

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on Class B shares acquired by reinvestment of dividends or capital gains distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on Class B shares which have been sold to EVD or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Class B Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $26,000, $7,000, $36,000, $21,000, $18,000, $39,000, $20,000,
   $13,000, $33,000, $12,000, $20,000 and $26,000 of CDSC paid by Class B shareholders of Alabama Fund, Arkansas Fund, Georgia Fund, Kentucky Fund, Louisiana Fund, Maryland Fund, Missouri Fund, North Carolina Fund, Oregon Fund, South Carolina Fund, Tennessee Fund and Virginia Fund, respectively, for the six months ended February 28, 2001.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in each Fund's investment in its corresponding Portfolio for the six months ended February 28, 2001 were as follows:

    ALABAMA FUND
    ----------------------------------------------------
    Increases                                 $2,516,752
    Decreases                                  7,649,757

    ARKANSAS FUND
    ----------------------------------------------------
    Increases                                 $  886,121
    Decreases                                  3,388,344

    GEORGIA FUND
    ----------------------------------------------------
    Increases                                 $3,660,790
    Decreases                                  6,444,376

    KENTUCKY FUND
    ----------------------------------------------------
    Increases                                 $3,510,749
    Decreases                                  8,808,652

    LOUISIANA FUND
    ----------------------------------------------------
    Increases                                 $1,229,089
    Decreases                                  3,311,103

    MARYLAND FUND
    ----------------------------------------------------
    Increases                                 $3,647,055
    Decreases                                  6,887,987

    MISSOURI FUND
    ----------------------------------------------------
    Increases                                 $  835,288
    Decreases                                  5,137,676

    NORTH CAROLINA FUND
    ----------------------------------------------------
    Increases                                 $2,701,113
    Decreases                                 17,841,191

    OREGON FUND
    ----------------------------------------------------
    Increases                                 $2,572,254
    Decreases                                  6,659,951

    SOUTH CAROLINA FUND
    ----------------------------------------------------
    Increases                                 $2,793,983
    Decreases                                  3,218,474

    TENNESSEE FUND
    ----------------------------------------------------
    Increases                                 $1,976,840
    Decreases                                  3,220,126

    VIRGINIA FUND
    ----------------------------------------------------
    Increases                                 $4,739,793
    Decreases                                  7,803,046

ALABAMA MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 98.7%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Education -- 2.3%
------------------------------------------------------------------------
     $1,500        Birmingham-Southern College Building
                   Authority, 5.35%, 12/1/19                 $ 1,511,325
------------------------------------------------------------------------
                                                             $ 1,511,325
------------------------------------------------------------------------
Electric Utilities -- 0.9%
------------------------------------------------------------------------
     $  500        Puerto Rico Electric Power Authority,
                   5.00%, 7/1/28                             $   483,900
        100        Tennessee Valley, Exhibit Commission,
                   6.70%, 6/1/10                                 105,332
------------------------------------------------------------------------
                                                             $   589,232
------------------------------------------------------------------------
Escrowed / Prerefunded -- 16.9%
------------------------------------------------------------------------
     $1,000        Gadsen East Medical Clinic Board,
                   (Baptist Hospital), Prerefunded to
                   11/1/01, 7.80%, 11/1/21                   $ 1,047,800
      1,000        Huntsville, Health Care Facilities,
                   (MBIA), Prerefunded to 6/1/04,
                   6.50%, 6/1/13                               1,103,700
      5,000        Scottsboro, Water, Sewer and Gas,
                   (AMBAC), Prerefunded to 6/1/04,
                   6.50%, 12/1/14(1)                           5,525,000
      2,000        Tallassee IDB, (United Technologies),
                   Prerefunded to 8/1/06, 6.10%, 8/1/14        2,236,760
      1,000        West Morgan-East Lawrence, Water
                   Authority, (FSA), Prerefunded to
                   8/15/04, 6.85%, 8/15/25                     1,120,970
------------------------------------------------------------------------
                                                             $11,034,230
------------------------------------------------------------------------
General Obligations -- 2.0%
------------------------------------------------------------------------
     $1,000        Puerto Rico, Variable Rate, 7/1/27(2)(3)  $   976,780
        650        Puerto Rico, Public Improvement,
                   0.00%, 7/1/15                                 327,372
------------------------------------------------------------------------
                                                             $ 1,304,152
------------------------------------------------------------------------
Hospital -- 9.8%
------------------------------------------------------------------------
     $1,650        Alexander City, (Russell Hospital),
                   6.00%, 12/1/22                            $ 1,412,102
        500        Baldwin County, (Thomas Hospital),
                   6.75%, 4/1/21                                 472,205
      1,000        Cullman Medical Clinic Board, (Cullman
                   Regional Medical Center),
                   6.50%, 2/15/23                                921,240
      2,000        Marshall County Healthcare Authority,
                   (Boaz-Albertville Medical Center),
                   7.00%, 1/1/20                               2,005,520
        545        Montgomery, Medical Clinic Board,
                   (Jackson Hospital), 7.00%, 3/1/15             545,431
      1,000        Oneonta Eastern Healthcare Facility
                   Financing Authority, 7.75%, 7/1/21          1,036,500
------------------------------------------------------------------------
                                                             $ 6,392,998
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Industrial Development Revenue -- 6.0%
------------------------------------------------------------------------
     $1,000        Courtland, Solid Waste Disposal,
                   (Champion International Corp.),
                   6.70%, 11/1/29                            $ 1,044,060
      1,855        Puerto Rico Port Authority, (American
                   Airlines), (AMT), 6.25%, 6/1/26             1,898,722
      1,000        Selma, Solid Waste Disposal,
                   (International Paper), (AMT),
                   6.00%, 12/1/17                                989,480
------------------------------------------------------------------------
                                                             $ 3,932,262
------------------------------------------------------------------------
Insured-Education -- 9.4%
------------------------------------------------------------------------
     $2,900        Alabama Agricultural and Mechanical
                   University, (MBIA), 5.00%, 11/1/25        $ 2,798,181
      7,500        University of South Alabama, (AMBAC),
                   0.00%, 11/15/16                             3,362,925
------------------------------------------------------------------------
                                                             $ 6,161,106
------------------------------------------------------------------------
Insured-Electric Utilities -- 2.6%
------------------------------------------------------------------------
     $1,500        Puerto Rico Electric Power Authority,
                   (FSA), 4.75%, 7/1/24                      $ 1,435,635
        250        Puerto Rico Electric Power Authority,
                   STRIPES, (FSA), Variable Rate, 7/1/03(3)      270,938
------------------------------------------------------------------------
                                                             $ 1,706,573
------------------------------------------------------------------------
Insured-General Obligations -- 6.8%
------------------------------------------------------------------------
     $2,000        Madison, Warrants, (MBIA), 5.00%, 9/1/27  $ 1,934,980
      1,000        Madison, Warrants, (MBIA),
                   6.00%, 2/1/24                               1,083,030
      4,000        Mobile, (MBIA), 0.00%, 8/15/20              1,391,280
------------------------------------------------------------------------
                                                             $ 4,409,290
------------------------------------------------------------------------
Insured-Hospital -- 3.0%
------------------------------------------------------------------------
     $2,000        Anniston Regional Medical Center Board,
                   (AMBAC), 5.125%, 6/1/28                   $ 1,960,400
------------------------------------------------------------------------
                                                             $ 1,960,400
------------------------------------------------------------------------
Insured-Special Tax Revenue -- 1.1%
------------------------------------------------------------------------
     $1,825        Birmingham Jefferson, Civic Center
                   Authority, (MBIA), 0.00%, 9/1/18          $   731,570
------------------------------------------------------------------------
                                                             $   731,570
------------------------------------------------------------------------
Insured-Transportation -- 11.1%
------------------------------------------------------------------------
     $4,500        Alabama State Docks Department, (MBIA),
                   (AMT), 6.30%, 10/1/21                     $ 4,824,090

                       SEE NOTES TO FINANCIAL STATEMENTS

ALABAMA MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Insured-Transportation (continued)
------------------------------------------------------------------------
     $  500        Huntsville-Madison County Airport,
                   (AMT), (MBIA), 5.40%, 7/1/19              $   503,615
      1,000        Puerto Rico Highway and Transportation
                   Authority, (AMBAC), 0.00%, 7/1/16             475,120
        500        Puerto Rico Highway and Transportation
                   Authority, (AMBAC), 5.00%, 7/1/28             493,360
      1,000        Puerto Rico Highway and Transportation
                   Authority, (FSA), 4.75%, 7/1/38               937,820
------------------------------------------------------------------------
                                                             $ 7,234,005
------------------------------------------------------------------------
Insured-Water and Sewer -- 15.1%
------------------------------------------------------------------------
     $1,000        Alabama Water Pollution Control
                   Authority, (AMBAC), 4.75%, 8/15/18        $   953,720
      2,500        Jefferson County, Sewer, (FGIC),
                   5.00%, 2/1/33                               2,405,475
      1,000        Jefferson County, Sewer, (FGIC),
                   5.125%, 2/1/39                                978,520
      1,000        Limestone County Water and Sewer
                   Authority, (AMBAC), 5.00%, 12/1/24            972,150
      3,075        Prichard Water and Sewer, (AMBAC),
                   6.125%, 11/15/14                            3,351,873
      1,195        Warrior River, Water Authority, (FSA),
                   5.25%, 8/1/23                               1,199,995
------------------------------------------------------------------------
                                                             $ 9,861,733
------------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 0.7%
------------------------------------------------------------------------
     $  500        Puerto Rico, (Guaynabo Municipal
                   Government Center Lease), 5.625%, 7/1/22  $   474,675
------------------------------------------------------------------------
                                                             $   474,675
------------------------------------------------------------------------
Nursing Home -- 0.4%
------------------------------------------------------------------------
     $  300        Fairhope Midtown Medical Clinic Board,
                   (Beverly Enterprises), 6.375%, 6/1/09     $   282,351
------------------------------------------------------------------------
                                                             $   282,351
------------------------------------------------------------------------
Special Tax Revenue -- 0.4%
------------------------------------------------------------------------
     $  250        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 7/1/28(3)(2)    $   243,365
------------------------------------------------------------------------
                                                             $   243,365
------------------------------------------------------------------------
Transportation -- 1.2%
------------------------------------------------------------------------
     $  800        Puerto Rico Highway and Transportation
                   Authority, 5.00%, 7/1/22                  $   785,024
------------------------------------------------------------------------
                                                             $   785,024
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Water and Sewer -- 9.0%
------------------------------------------------------------------------
     $  750        Birmingham, Water and Sewer,
                   4.75%, 1/1/21                             $   703,800
      4,000        Birmingham, Water and Sewer,
                   4.75%, 1/1/29                               3,672,680
      1,500        Moulton City, Water, 6.30%, 1/1/18          1,526,130
------------------------------------------------------------------------
                                                             $ 5,902,610
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 98.7%
   (identified cost $61,700,496)                             $64,516,901
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.3%                       $   845,168
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $65,362,069
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Alabama municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 2001, 61.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 5.2% to 26.5% of total investments.
 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3)  Security has been issued as an inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

ARKANSAS MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 98.4%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Education -- 8.5%
------------------------------------------------------------------------
     $  700        Arkansas State Student Loan Authority,
                   (AMT), 6.25%, 6/1/10                      $   731,409
      2,250        Conway, Public Facilities Board,
                   (Hendrix College), 6.00%, 10/1/26           2,351,205
        500        University of Arkansas, 5.00%, 9/1/17         492,000
------------------------------------------------------------------------
                                                             $ 3,574,614
------------------------------------------------------------------------
Electric Utilities -- 3.5%
------------------------------------------------------------------------
     $  550        Jefferson, Pollution Control, (Arkansas
                   Power and Light), 6.30%, 6/1/18           $   547,646
        500        Pope County, Pollution Control,
                   (Arkansas Power and Light),
                   6.30%, 12/1/16                                491,615
      1,000        Puerto Rico Electric Power Authority,
                   0.00%, 7/1/17                                 437,730
------------------------------------------------------------------------
                                                             $ 1,476,991
------------------------------------------------------------------------
Escrowed / Prerefunded -- 1.5%
------------------------------------------------------------------------
     $  500        Harrison, Residential Housing Facility
                   Board, Single Family Mortgage, (FGIC),
                   Escrowed to Maturity, 7.40%, 9/1/11       $   612,575
------------------------------------------------------------------------
                                                             $   612,575
------------------------------------------------------------------------
General Obligations -- 4.7%
------------------------------------------------------------------------
     $2,750        Arkansas State College Savings,
                   0.00%, 6/1/14                             $ 1,451,147
      1,250        Puerto Rico, 0.00%, 7/1/18                    521,062
------------------------------------------------------------------------
                                                             $ 1,972,209
------------------------------------------------------------------------
Hospital -- 15.7%
------------------------------------------------------------------------
     $  500        Arkansas Development Finance Authority,
                   (Washington Regional Medical Center),
                   7.375%, 2/1/29                            $   502,875
        800        Arkansas Development Finance Authority,
                   (White River Medical Center),
                   5.60%, 6/1/24                                 701,176
        750        Baxter County, Community Hospital
                   District, 5.625%, 9/1/28                      700,890
      1,000        Conway, Health Facilities Board, (Conway
                   Regional Medical Center), 6.40%, 8/1/29       999,290
      1,125        Little Rock, Health Facilities Board,
                   (Baptist Medical Center),
                   6.80%, 11/1/05                              1,230,570
      1,500        Paragould, Hospital, (Methodist Hospital
                   Corp.), 6.375%, 10/1/17                     1,430,025
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Hospital (continued)
------------------------------------------------------------------------
     $1,000        Pulaski County, (Children's Hospital),
                   6.20%, 3/1/22                             $   997,550
------------------------------------------------------------------------
                                                             $ 6,562,376
------------------------------------------------------------------------
Housing -- 10.5%
------------------------------------------------------------------------
     $  580        Arkansas Development Finance Authority,
                   SFM, (GNMA), (AMT), 7.45%, 1/1/27         $   623,100
      3,135        Arkansas Development Finance Authority,
                   SFM, (GNMA/ FNMA), (AMT), 6.70%, 7/1/27     3,262,406
        530        North Little Rock, Residential Housing
                   Facilities, (Parkstone Place),
                   6.50%, 8/1/21                                 504,703
------------------------------------------------------------------------
                                                             $ 4,390,209
------------------------------------------------------------------------
Industrial Development Revenue -- 13.5%
------------------------------------------------------------------------
     $2,000        Baxter, (Aeroquip Corp.), 5.80%, 10/1/13  $ 2,126,320
      2,000        Blytheville, Solid Waste Recycling and
                   Sewer Treatment, (Nucor Corp.), (AMT),
                   6.90%, 12/1/21                              2,076,140
        250        Pine Bluff, Environmental Improvements
                   Revenue, (International Paper Co.),
                   (AMT), 6.70%, 8/1/20                          260,040
      1,150        Puerto Rico Port Authority, (American
                   Airlines), (AMT), 6.25%, 6/1/26             1,177,105
------------------------------------------------------------------------
                                                             $ 5,639,605
------------------------------------------------------------------------
Insured-Education -- 2.0%
------------------------------------------------------------------------
     $  310        Arkansas State University, (Consolidated
                   Building System), (AMBAC), 5.10%, 4/1/24  $   307,368
        500        University of Central Arkansas, (AMBAC),
                   6.125%, 4/1/26                                535,915
------------------------------------------------------------------------
                                                             $   843,283
------------------------------------------------------------------------
Insured-Electric Utilities -- 8.6%
------------------------------------------------------------------------
     $  250        North Little Rock, Electric System,
                   (MBIA), 6.50%, 7/1/10                     $   291,405
      2,390        North Little Rock, Electric System,
                   (MBIA), 6.50%, 7/1/15                       2,833,608
        450        Puerto Rico Electric Power Authority,
                   STRIPES, (FSA), Variable Rate, 7/1/03(1)      487,688
------------------------------------------------------------------------
                                                             $ 3,612,701
------------------------------------------------------------------------
Insured-General Obligations -- 0.5%
------------------------------------------------------------------------
     $  500        Arkansas State College Savings, (FGIC),
                   0.00%, 6/1/17                             $   217,705
------------------------------------------------------------------------
                                                             $   217,705
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

ARKANSAS MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-Hospital -- 7.3%
------------------------------------------------------------------------
     $2,000        Jonesboro, Residential Housing and
                   Health Care Facilities Board Hospital,
                   (Saint Bernard Regional Medical Center),
                   (AMBAC), 5.90%, 7/1/16                    $ 2,121,300
        400        Saline County, Retirement Housing and
                   Healthcare Facilities Board, (Evan
                   Lutheran Good Samaritan), (AMBAC),
                   5.80%, 5/1/11                                 426,360
        500        Saline County, Retirement Housing and
                   Healthcare Facilities Board, (Evan
                   Lutheran Good Samaritan), (AMBAC),
                   6.00%, 6/1/18                                 518,825
------------------------------------------------------------------------
                                                             $ 3,066,485
------------------------------------------------------------------------
Insured-Transportation -- 0.9%
------------------------------------------------------------------------
     $  350        Puerto Rico Highway and Transportation
                   Authority, (MBIA), 5.50%, 7/1/36          $   369,954
------------------------------------------------------------------------
                                                             $   369,954
------------------------------------------------------------------------
Nursing Home -- 2.5%
------------------------------------------------------------------------
     $1,000        Little Rock, Health Facilities Board,
                   (Baptist Medical Center-Parkway
                   Village), 7.00%, 10/1/17                  $ 1,049,350
------------------------------------------------------------------------
                                                             $ 1,049,350
------------------------------------------------------------------------
Special Tax Revenue -- 5.9%
------------------------------------------------------------------------
     $2,000        Little Rock, Hotel and Restaurant Gross
                   Receipts Tax, 7.375%, 8/1/15              $ 2,454,320
------------------------------------------------------------------------
                                                             $ 2,454,320
------------------------------------------------------------------------
Transportation -- 5.7%
------------------------------------------------------------------------
     $  750        Northwest Arkansas Regional Airport
                   Authority, (AMT), 7.625%, 2/1/27          $   778,073
      1,750        Puerto Rico Highway and Transportation
                   Authority, 4.75%, 7/1/38                    1,610,490
------------------------------------------------------------------------
                                                             $ 2,388,563
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Water and Sewer -- 7.1%
------------------------------------------------------------------------
     $1,000        Arkansas Development Finance Authority,
                   (Waste Water System Revenue),
                   5.00%, 6/1/22                             $   968,750
      1,000        Little Rock, Sewer, 5.50%, 8/1/14           1,010,540
      1,000        South Sebastian County, Water Users
                   Association, 6.15%, 6/1/23                  1,009,410
------------------------------------------------------------------------
                                                             $ 2,988,700
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 98.4%
   (identified cost $39,141,993)                             $41,219,640
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.6%                       $   679,791
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $41,899,431
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Arkansas municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 2001, 21.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 1.2% to 9.5% of total investments.
 (1)  Security has been issued as an inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

GEORGIA MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 98.0%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Electric Utilities -- 6.9%
------------------------------------------------------------------------
     $1,000        Georgia Municipal Electric Power
                   Authority, 0.00%, 1/1/12                  $   551,330
      2,000        Georgia Municipal Electric Power
                   Authority, 8.25%, 1/1/11                    2,566,540
      1,000        Monroe County, Development Authority
                   Pollution Control, (Gulf Power),
                   6.30%, 9/1/24                               1,005,770
        665        Puerto Rico Electric Power Authority,
                   0.00%, 7/1/17                                 291,090
------------------------------------------------------------------------
                                                             $ 4,414,730
------------------------------------------------------------------------
Escrowed / Prerefunded -- 4.2%
------------------------------------------------------------------------
     $2,500        Savannah Hospital Authority, (Saint
                   Joseph's Hospital), Prerefunded to
                   7/1/03, 6.20%, 7/1/23                     $ 2,690,850
------------------------------------------------------------------------
                                                             $ 2,690,850
------------------------------------------------------------------------
General Obligations -- 3.3%
------------------------------------------------------------------------
     $  300        Alpharetta, 6.50%, 5/1/10(1)              $   346,086
        500        Georgia State, 6.30%, 3/1/08                  567,880
      1,000        Puerto Rico Aqueduct and Sewer
                   Authority, 6.25%, 7/1/12                    1,168,120
------------------------------------------------------------------------
                                                             $ 2,082,086
------------------------------------------------------------------------
Hospital -- 6.1%
------------------------------------------------------------------------
     $1,000        Baldwin County, Hospital Authority,
                   (Oconee Regional Medical Center),
                   5.375%, 12/1/28                           $   778,060
        800        Forsyth County, Hospital Authority,
                   (Georgia Baptist Health Care System),
                   6.375%, 10/1/28                               693,184
        700        Royston, Hospital Authority, (Cobb
                   Healthcare System, Inc.), 6.50%, 7/1/27       589,946
      1,785        Toombs County, Hospital Authority, (Dr.
                   John M. Meadows Memorial),
                   7.00%, 12/1/17                              1,795,942
------------------------------------------------------------------------
                                                             $ 3,857,132
------------------------------------------------------------------------
Housing -- 4.5%
------------------------------------------------------------------------
     $  645        Atlanta Urban Residential Finance
                   Authority, (New Community John Hope),
                   (AMT), 7.25%, 6/1/07                      $   632,874
        980        Georgia Housing and Finance Authority,
                   (AMT), 5.85%, 12/1/28                       1,003,736
        600        Georgia Private Colleges and
                   Universities Authority, Student Housing
                   Revenue, (Mercer Housing Corp.),
                   6.00%, 6/1/31                                 587,154
        600        Multifamily Housing Pass Through
                   Certificates (Laurenceville), (AMT),
                   6.00%, 11/1/33                                603,894
------------------------------------------------------------------------
                                                             $ 2,827,658
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Industrial Development Revenue -- 16.0%
------------------------------------------------------------------------
     $2,500        Albany Dougherty, Payroll Development
                   Authority, Solid Waste Disposal,
                   (Proctor and Gamble), (AMT),
                   5.20%, 5/15/28                            $ 2,414,400
        650        Brunswick and Glynn County Development
                   Authority, (Georgia-Pacific),
                   5.55%, 3/1/26                                 565,188
      1,000        Cartersville Development Authority,
                   (Anheuser-Busch), (AMT), 6.125%, 5/1/27     1,041,480
      1,000        Cartersville Development Authority,
                   (Anheuser-Busch), (AMT), 7.375%, 5/1/09     1,181,910
        750        Effingham County, Solid Waste Disposal,
                   (Fort James), (AMT), 5.625%, 7/1/18           675,420
      1,250        Puerto Rico Port Authority, (American
                   Airlines), (AMT), 6.25%, 6/1/26             1,279,462
        500        Savannah EDA, (Hershey Foods),
                   6.60%, 6/1/12                                 524,100
      1,123        Savannah EDA, (Intercat-Savannah, Inc.),
                   (AMT), 9.00%, 1/1/15                          682,507
        750        Savannah EDA, (Union Camp Corp.),
                   6.80%, 2/1/12                                 775,830
      1,000        Vienna Water and Sewer, (Cargill),
                   (AMT), 6.00%, 9/1/14                        1,040,530
------------------------------------------------------------------------
                                                             $10,180,827
------------------------------------------------------------------------
Insured-Education -- 3.7%
------------------------------------------------------------------------
     $1,000        Fulton County, Development Authority,
                   (Georgia Technology Research Corp.),
                   (MBIA), 5.00%, 9/1/27                     $   975,890
      1,500        Georgia Private Colleges and
                   Universities Authority, (Agnes Scott
                   College), (MBIA), 4.75%, 6/1/28             1,395,300
------------------------------------------------------------------------
                                                             $ 2,371,190
------------------------------------------------------------------------
Insured-Electric Utilities -- 6.7%
------------------------------------------------------------------------
     $3,100        Georgia Municipal Electric Power
                   Authority, (MBIA), 5.50%, 1/1/20          $ 3,312,660
        900        Puerto Rico Electric Power Authority,
                   STRIPES, (FSA), Variable Rate, 7/1/03(2)      975,375
------------------------------------------------------------------------
                                                             $ 4,288,035
------------------------------------------------------------------------
Insured-Hospital -- 6.7%
------------------------------------------------------------------------
     $1,000        Henry County, Hospital Authority
                   Revenue, (Henry Medical Center, Inc.),
                   (AMBAC), 6.00%, 7/1/29                    $ 1,092,340
      1,405        Medical Center Hospital Authority,
                   (Columbus Regional Healthcare System),
                   (MBIA), 6.40%, 8/1/06                       1,488,864
      1,100        Medical Center Hospital Authority,
                   (Columbus Regional Healthcare System),
                   (MBIA), Variable Rate, 8/1/10(2)(3)         1,219,625
        400        Medical Center Hospital Authority,
                   (Columbus Regional Healthcare System),
                   (MBIA), Variable Rate, 8/1/10(2)(3)           434,000
------------------------------------------------------------------------
                                                             $ 4,234,829
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GEORGIA MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 1.7%
------------------------------------------------------------------------
     $1,000        East Point Building Authority, (FGIC),
                   6.00%, 2/1/10                             $ 1,077,080
------------------------------------------------------------------------
                                                             $ 1,077,080
------------------------------------------------------------------------
Insured-Special Tax Revenue -- 7.8%
------------------------------------------------------------------------
     $1,000        George L. Smith, (Georgia World Congress
                   Center-Domed Stadium), (MBIA), (AMT),
                   5.50%, 7/1/20                             $ 1,020,080
      1,000        Metropolitan Atlanta Rapid Transit
                   Authority, (AMBAC), 6.25%, 7/1/11           1,150,970
      1,000        Metropolitan Atlanta Rapid Transit
                   Authority, (AMBAC), 6.25%, 7/1/20           1,161,230
        700        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(4)                                     672,133
      1,000        Puerto Rico Public Finance Corp.,
                   (AMBAC), Variable Rate, 6/1/26(2)(3)          978,630
------------------------------------------------------------------------
                                                             $ 4,983,043
------------------------------------------------------------------------
Insured-Transportation -- 5.3%
------------------------------------------------------------------------
     $1,500        Atlanta Airport, (FGIC), 5.60%, 1/1/30    $ 1,566,150
      1,500        Atlanta Metropolitan Rapid
                   Transportation Authority, (MBIA),
                   Variable Rate, 7/1/20(2)(3)                 1,499,295
        750        Puerto Rico Highway and Transportation
                   Authority, (AMBAC), 0.00%, 7/1/18             316,898
------------------------------------------------------------------------
                                                             $ 3,382,343
------------------------------------------------------------------------
Insured-Water and Sewer -- 10.3%
------------------------------------------------------------------------
     $2,500        Atlanta, Water and Wastewater, (FGIC),
                   5.00%, 11/1/38                            $ 2,383,900
      1,000        Cherokee County, Water and Sewer
                   Authority, (FGIC), 4.75%, 8/1/28              924,300
      3,500        Fulton County, Water and Sewer, (FGIC),
                   4.75%, 1/1/28                               3,254,125
------------------------------------------------------------------------
                                                             $ 6,562,325
------------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 2.4%
------------------------------------------------------------------------
     $2,300        Fulton County, Building Authority,
                   Judicial Center, 0.00%, 1/1/10            $ 1,534,514
------------------------------------------------------------------------
                                                             $ 1,534,514
------------------------------------------------------------------------
Miscellaneous -- 1.6%
------------------------------------------------------------------------
     $1,000        Atlanta, Downtown Development Authority,
                   Childcare Facilities, (Central Atlanta
                   Hospitality Childcare Inc.),
                   8.00%, 1/1/26                             $ 1,033,740
------------------------------------------------------------------------
                                                             $ 1,033,740
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Senior Living / Life Care -- 1.9%
------------------------------------------------------------------------
     $1,385        De Kalb County, Private Hospital
                   Authority, (Atlanta, Inc.),
                   8.50%, 3/1/25(5)                          $   706,350
        500        Fulton County, Residential Elderly Care
                   Facility Authority, (Canterbury Court),
                   6.30%, 10/1/24                                468,565
------------------------------------------------------------------------
                                                             $ 1,174,915
------------------------------------------------------------------------
Solid Waste -- 1.6%
------------------------------------------------------------------------
     $1,000        Savannah Resource Recovery, (Savannah
                   Energy Systems Co.), 6.30%, 12/1/06       $ 1,027,860
------------------------------------------------------------------------
                                                             $ 1,027,860
------------------------------------------------------------------------
Transportation -- 4.2%
------------------------------------------------------------------------
     $2,750        Puerto Rico Highway and Transportation
                   Authority, 5.00%, 7/1/36                  $ 2,652,678
------------------------------------------------------------------------
                                                             $ 2,652,678
------------------------------------------------------------------------
Water and Sewer -- 3.1%
------------------------------------------------------------------------
     $1,000        De Kalb County, Water and Sewer,
                   5.00%, 10/1/28                            $   976,840
      1,000        De Kalb County, Water and Sewer,
                   5.125%, 10/1/31                               993,830
------------------------------------------------------------------------
                                                             $ 1,970,670
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 98.0%
   (identified cost $60,203,494)                             $62,346,505
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 2.0%                       $ 1,301,180
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $63,647,685
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Georgia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 2001, 43.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 1.6% to 18.2% of total investments.
 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (2)  Security has been issued as an inverse floater bond.
 (3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (4)  Security has been issued as a leveraged inverse floater bond.
 (5)  The Portfolio is accruing only partial interest on this security.

                       SEE NOTES TO FINANCIAL STATEMENTS

KENTUCKY MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 97.7%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Assisted Living -- 4.1%
-------------------------------------------------------------------------
    $ 3,000        Kenton County, (Highland Terrace),
                   (AMT), FHA, 6.95%, 12/1/26                $  3,276,930
-------------------------------------------------------------------------
                                                             $  3,276,930
-------------------------------------------------------------------------
Electric Utilities -- 1.9%
-------------------------------------------------------------------------
    $ 3,500        Puerto Rico Electric Power Authority,
                   0.00%, 7/1/17                             $  1,532,055
-------------------------------------------------------------------------
                                                             $  1,532,055
-------------------------------------------------------------------------
Escrowed / Prerefunded -- 9.0%
-------------------------------------------------------------------------
    $ 1,000        Elsmmere, (Courtaulds Pkg, Inc.),
                   Prerefunded to 4/1/05, 6.75%, 4/1/10      $  1,120,420
      1,200        Florence, Housing Facilities, (Blue
                   Grass Housing), Prerefunded to 7/1/07,
                   7.625%, 5/1/27                               1,437,432
      2,000        Louisville and Jefferson County,
                   Metropolitan Sewer District, (AMBAC),
                   Prerefunded to 11/15/04,
                   6.75%, 5/15/25(1)                            2,248,720
      1,600        Puerto Rico Telephone Authority, (MBIA),
                   Prerefunded to 1/1/03, Variable Rate,
                   1/16/15(2)                                   1,744,000
        545        Russell, Health Systems, Prerefunded to
                   7/1/06, 8.10%, 7/1/15                          654,589
-------------------------------------------------------------------------
                                                             $  7,205,161
-------------------------------------------------------------------------
General Obligations -- 4.9%
-------------------------------------------------------------------------
    $ 1,465        Bowling Green, 5.30%, 6/1/19              $  1,494,652
      1,000        Lexington-Fayette Urban County, (County
                   Detention Center), 4.75%, 5/1/20               937,080
      1,100        Louisville, 4.50%, 12/1/18                   1,015,069
      1,125        Puerto Rico, 0.00%, 7/1/17                     497,970
-------------------------------------------------------------------------
                                                             $  3,944,771
-------------------------------------------------------------------------
Hospital -- 2.9%
-------------------------------------------------------------------------
    $ 2,000        Kentucky Economic Development Finance
                   Authority, (Catholic Health),
                   5.00%, 12/1/27                            $  1,820,520
        430        Russell, Health Systems, 8.10%, 7/1/15         513,033
-------------------------------------------------------------------------
                                                             $  2,333,553
-------------------------------------------------------------------------
Housing -- 1.8%
-------------------------------------------------------------------------
    $ 1,370        Boone County, Multifamily Housing
                   Mortgage, (Walnut Creek Apartments),
                   FHA, 7.00%, 1/1/27                        $  1,410,648
-------------------------------------------------------------------------
                                                             $  1,410,648
-------------------------------------------------------------------------
Industrial Development Revenue -- 23.4%
-------------------------------------------------------------------------
    $ 2,425        Ashland, Solid Waste Disposal, (Ashland
                   Oil), (AMT), 7.125%, 2/1/22               $  2,525,540
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Industrial Development Revenue (continued)
-------------------------------------------------------------------------
    $ 1,000        Ashland, Solid Waste Disposal, (Ashland
                   Oil), (AMT), 7.20%, 10/1/20               $  1,027,200
      3,075        Fulton County, Industrial Building,
                   (Chic Jeans), (AMT), 7.50%, 2/1/10(3)          461,250
      1,500        Hancock County, (Southwire Co.), (AMT),
                   7.75%, 7/1/26                                1,530,795
      2,370        Hancock County, Solid Waste Disposal,
                   (Williamette Corp.), (AMT),
                   6.60%, 5/1/26                                2,417,092
      3,000        Henderson County, Solid Waste Disposal,
                   (MacMillan Bloedel), (AMT),
                   7.00%, 3/1/25                                3,096,870
      1,000        Jefferson County, Pollution Control,
                   (E.I. du Pont de Nemours),
                   6.30%, 7/1/12                                1,066,890
      1,100        Kenton County Airport, (Delta Airlines),
                   (AMT), 6.125%, 2/1/22                        1,069,640
        250        Kenton County Airport, (Delta Airlines),
                   (AMT), 7.50%, 2/1/12                           257,735
        985        Owensboro County, (KMart Corp.),
                   6.80%, 12/1/07                                 998,002
      1,500        Perry County, Solid Waste Disposal, (TJI
                   International), (AMT), 6.80%, 5/1/26         1,557,030
        915        Powderly, (KMart Corp.), 6.90%, 3/1/07         928,752
      1,820        Wickliffe, Solid Waste Disposal,
                   (Westvaco Corp.), (AMT), 6.375%, 4/1/26      1,829,737
-------------------------------------------------------------------------
                                                             $ 18,766,533
-------------------------------------------------------------------------
Insured-Education -- 3.7%
-------------------------------------------------------------------------
    $ 2,000        Lexington-Fayette Urban County,
                   (University of Kentucky, Alumuni
                   Association, Inc.), (MBIA),
                   5.00%, 11/1/18                            $  1,990,340
      1,000        University of Kentucky, University
                   Consolidated Revenue, (FGIC),
                   5.00%, 5/1/19                                  989,920
-------------------------------------------------------------------------
                                                             $  2,980,260
-------------------------------------------------------------------------
Insured-General Obligations -- 5.3%
-------------------------------------------------------------------------
    $ 1,000        Campbell and Kenton County, District No.
                   1, (FSA), 5.00%, 8/31/31                  $    969,710
      1,000        Lexington-Fayette Urban County, (County
                   Detention Center), (FGIC),
                   4.75%, 5/1/24                                  924,140
      1,500        Puerto Rico Commonwealth, Public
                   Improvement, (AMBAC), 4.50%, 7/1/23          1,387,320
      1,000        Warren County, (Judicial Office Building
                   and Parks), (AMBAC), 5.20%, 9/1/29             994,250
-------------------------------------------------------------------------
                                                             $  4,275,420
-------------------------------------------------------------------------
Insured-Hospital -- 7.4%
-------------------------------------------------------------------------
    $ 1,500        Daviess County, (ODCH, Inc.), (MBIA),
                   6.25%, 8/1/22                             $  1,556,430
      1,000        Jefferson County, Health Facilities
                   Authority, (Jewish Hospital), (AMBAC),
                   6.50%, 5/1/15                                1,049,990
        750        Jefferson County, Health Facilities
                   Authority, (Jewish Hospital), (AMBAC),
                   6.55%, 5/1/22                                  776,572

                       SEE NOTES TO FINANCIAL STATEMENTS

KENTUCKY MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Insured-Hospital (continued)
-------------------------------------------------------------------------
    $   850        Jefferson County, Health Facilities
                   Authority, (University Medical Center),
                   (MBIA), 5.25%, 7/1/22                     $    848,317
      7,500        Kentucky EDA, (Norton Healthcare, Inc.),
                   (MBIA), 0.00%, 10/1/27                       1,658,025
-------------------------------------------------------------------------
                                                             $  5,889,334
-------------------------------------------------------------------------
Insured-Special Tax Revenue -- 1.2%
-------------------------------------------------------------------------
    $ 1,000        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), 5.00%, 7/1/28         $    986,720
-------------------------------------------------------------------------
                                                             $    986,720
-------------------------------------------------------------------------
Insured-Transportation -- 14.4%
-------------------------------------------------------------------------
    $   500        Kenton County Airport, (FSA), (AMT),
                   6.30%, 3/1/15                             $    511,490
      3,000        Kenton County Airport, (MBIA), (AMT),
                   6.30%, 3/1/15                                3,258,720
      1,195        Kenton County Airport, (MBIA), (AMT),
                   6.45%, 3/1/15                                1,320,093
      1,000        Kentucky EDA, (State Turnpike
                   Revitalization), (FGIC), 0.00%, 7/1/10         668,330
      1,000        Louisville and Jefferson County,
                   Regional Airport Authority, (MBIA),
                   (AMT), 5.00%, 7/1/18                           970,040
      1,300        Louisville and Jefferson County,
                   Regional Airport Authority, (MBIA),
                   (AMT), 5.00%, 7/1/25                         1,235,845
      5,000        Puerto Rico Highway and Transportation
                   Authority, (AMBAC), 0.00%, 7/1/18            2,112,650
      1,500        Puerto Rico Highway and Transportation
                   Authority, (AMBAC), 5.00%, 7/1/28            1,480,080
-------------------------------------------------------------------------
                                                             $ 11,557,248
-------------------------------------------------------------------------
Insured-Water and Sewer -- 6.1%
-------------------------------------------------------------------------
    $ 1,000        Kenton County, Water District
                   Waterworks, (FGIC), 6.00%, 2/1/17         $  1,044,400
      2,000        Louisville and Jefferson County,
                   Metropolitan Sewer District and Drainage
                   System, (FGIC), 4.75%, 5/15/28               1,847,160
      1,000        Louisville and Jefferson County,
                   Metropolitan Sewer District and Drainage
                   System, (FGIC), 5.00%, 5/15/30                 964,950
      1,000        Louisville and Jefferson County,
                   Metropolitan Sewer District and Drainage
                   System, (MBIA), 5.20%, 5/15/25               1,000,270
-------------------------------------------------------------------------
                                                             $  4,856,780
-------------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 8.9%
-------------------------------------------------------------------------
    $ 1,000        Jefferson County, (Capital Projects
                   Corp.), 0.00%, 8/15/12                    $    579,260
      4,990        Jefferson County, (Capital Projects
                   Corp.), 0.00%, 8/15/15                       2,418,753
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Lease Revenue / Certificates of Participation (continued)
-------------------------------------------------------------------------
    $ 1,000        Kenton County, (Public Properties
                   Corp.), 5.00%, 3/1/29                     $    950,180
      1,030        Kentucky, League of Cities Funding
                   Trust, Floating Indebtedness
                   Certificates of Participation,
                   6.15%, 8/1/13                                1,106,653
      2,000        Owensboro County, Airport Lease,
                   5.875%, 6/1/15                               2,059,740
-------------------------------------------------------------------------
                                                             $  7,114,586
-------------------------------------------------------------------------
Solid Waste -- 1.5%
-------------------------------------------------------------------------
    $ 1,200        Morgantown, Solid Waste Revenue, (AMT),
                   7.45%, 5/1/22                             $  1,198,800
-------------------------------------------------------------------------
                                                             $  1,198,800
-------------------------------------------------------------------------
Special Tax Revenue -- 0.3%
-------------------------------------------------------------------------
    $   250        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 7/1/28(2)(4)    $    243,365
-------------------------------------------------------------------------
                                                             $    243,365
-------------------------------------------------------------------------
Water and Sewer -- 0.9%
-------------------------------------------------------------------------
    $   650        Harden County, Water District,
                   6.50%, 9/1/12                             $    682,116
-------------------------------------------------------------------------
                                                             $    682,116
-------------------------------------------------------------------------
Total Tax-Exempt Investments -- 97.7%
   (identified cost $76,246,546)                             $ 78,254,280
-------------------------------------------------------------------------
Other Assets, Less Liabilities -- 2.3%                       $  1,847,079
-------------------------------------------------------------------------
Net Assets -- 100.0%                                         $ 80,101,359
-------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Kentucky municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 2001, 44.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 1.9% to 19.9% of total investments.
 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (2)  Security has been issued as an inverse floater bond.
 (3)  Non-income producing security.
 (4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       SEE NOTES TO FINANCIAL STATEMENTS

LOUISIANA MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 97.8%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Escrowed / Prerefunded -- 5.1%
------------------------------------------------------------------------
     $2,475        Jefferson Parish, Home Mortgage
                   Authority, Single Family, (FGIC),
                   Escrowed to Maturity, 0.00%, 5/1/17       $ 1,073,754
        100        Louisiana Public Facilities Authority,
                   (Our Lady of the Lake Medical Center),
                   (MBIA), Prerefunded to 5/31/02, Variable
                   Rate, 11/28/14(1)                             107,750
        250        Saint Tammany Parish, Hospital Service
                   District, Prerefunded to 7/1/02,
                   6.50%, 7/1/22                                 264,010
------------------------------------------------------------------------
                                                             $ 1,445,514
------------------------------------------------------------------------
Hospital -- 4.4%
------------------------------------------------------------------------
     $  100        Lafourche Parish, Hospital Service
                   District, 6.00%, 10/1/23                  $    96,404
        680        Louisiana Public Facilities Authority,
                   (General Health Systems),
                   6.80%, 11/1/16                                684,753
        500        Louisiana Public Facilities Authority,
                   (Tuoro Infirmary), 5.625%, 8/15/29            453,140
------------------------------------------------------------------------
                                                             $ 1,234,297
------------------------------------------------------------------------
Housing -- 16.9%
------------------------------------------------------------------------
     $  300        Guam Housing Corp., Single Family,
                   (AMT), 5.75%, 9/1/31                      $   318,417
        500        Louisiana HFA, Single Family, (GNMA),
                   (AMT), 6.30%, 12/1/27                         519,560
        650        Louisiana HFA, Single Family, (GNMA),
                   (AMT), 8.00%, 3/1/25                          747,188
      1,980        Louisiana HFA, Single Family,
                   (GNMA/FNMA), 0.00%, 6/1/27                    437,857
        395        Louisiana HFA, Single Family,
                   (GNMA/FNMA), (AMT), 6.55%, 12/1/26            408,019
        400        Louisiana Public Facilities Authority,
                   (Eden Point), 6.25%, 3/1/34                   356,436
      1,890        New Orleans Home Mortgage Authority,
                   Single Family, (GNMA/FNMA), (AMT),
                   6.30%, 6/1/28                               1,964,901
------------------------------------------------------------------------
                                                             $ 4,752,378
------------------------------------------------------------------------
Industrial Development Revenue -- 13.2%
------------------------------------------------------------------------
     $  750        Bastrop, (International Paper Co.),
                   (AMT), 6.60%, 3/1/19                      $   766,927
      1,000        East Baton Rouge Parish,
                   (Georgia-Pacific Corp.), (AMT),
                   5.35%, 9/1/11                                 912,340
      1,000        Louisiana Offshore Terminal Authority,
                   Deepwater Port Revenue, (Loop, LLC),
                   5.20%, 10/1/18                                972,880
        500        Saint Bernard Parish, (Mobil Oil),
                   5.90%, 11/1/26                                519,150
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Industrial Development Revenue (continued)
------------------------------------------------------------------------
     $  500        South Louisiana Port Commission,
                   (Cargill), 5.85%, 4/1/17                  $   521,920
------------------------------------------------------------------------
                                                             $ 3,693,217
------------------------------------------------------------------------
Insured-Education -- 8.4%
------------------------------------------------------------------------
     $1,000        Louisiana Public Facilities Authority,
                   (Dillard University), (AMBAC),
                   5.00%, 2/1/28                             $   964,140
        250        Louisiana Public Facilities Authority,
                   (Tulane University), (MBIA),
                   5.00%, 11/15/27                               239,707
      1,100        Louisiana State University, (FGIC),
                   5.75%, 7/1/14                               1,155,319
------------------------------------------------------------------------
                                                             $ 2,359,166
------------------------------------------------------------------------
Insured-Electric Utilities -- 2.8%
------------------------------------------------------------------------
     $1,750        Puerto Rico Electric Power Authority,
                   (MBIA), 0.00%, 7/1/17                     $   777,088
------------------------------------------------------------------------
                                                             $   777,088
------------------------------------------------------------------------
Insured-General Obligations -- 16.6%
------------------------------------------------------------------------
     $  250        Calcasieu Parish, School District,
                   (FGIC), 5.25%, 5/1/20                     $   251,155
        500        Louisiana, (FGIC), 5.00%, 11/15/20            489,835
      3,000        New Orleans, (AMBAC), 0.00%, 9/1/15         1,450,950
      4,000        New Orleans, (AMBAC), 0.00%, 9/1/16         1,820,720
      1,500        New Orleans, (AMBAC), 0.00%, 9/1/17           642,750
------------------------------------------------------------------------
                                                             $ 4,655,410
------------------------------------------------------------------------
Insured-Housing -- 0.0%
------------------------------------------------------------------------
     $   50        East Baton Rouge Mortgage Finance
                   Authority, Single Family, (MBIA),
                   (GNMA/FNMA), 0.00%, 10/1/15               $    10,546
------------------------------------------------------------------------
                                                             $    10,546
------------------------------------------------------------------------
Insured-Special Tax Revenue -- 8.1%
------------------------------------------------------------------------
     $  345        Baton Rouge, Public Improvement, (FGIC),
                   4.75%, 8/1/17                             $   330,738
        500        Lafayette Parish, School District,
                   (FGIC), 4.60%, 4/1/18                         467,840
        500        Louisiana Environmental Facilities and
                   Community Development Authority,
                   (Capital and Equipment Acquisition),
                   (AMBAC), 4.50%, 12/1/18                       467,690
        700        Louisiana Stadium and Exposition,
                   (FGIC), 5.00%, 7/1/26                         674,345

                       SEE NOTES TO FINANCIAL STATEMENTS

LOUISIANA MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Insured-Special Tax Revenue (continued)
------------------------------------------------------------------------
     $  350        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(2)                                 $   336,067
------------------------------------------------------------------------
                                                             $ 2,276,680
------------------------------------------------------------------------
Insured-Transportation -- 5.7%
------------------------------------------------------------------------
     $1,700        Puerto Rico Highway and Transportation
                   Authority, (FSA), 4.75%, 7/1/38           $ 1,594,294
------------------------------------------------------------------------
                                                             $ 1,594,294
------------------------------------------------------------------------
Senior Living / Life Care -- 11.7%
------------------------------------------------------------------------
     $  490        Louisiana HFA, (HCC Assisted Living
                   Group 1), (AMT), 9.00%, 3/1/25            $   515,225
        500        Louisiana HFA, (Saint Dominic Assisted
                   Care Facility), (GNMA), 6.85%, 9/1/25         539,815
      1,000        Louisiana HFA, (Saint Joseph's Manor
                   Retirement Center), (GNMA),
                   7.80%, 12/1/35                              1,111,450
      1,150        Louisiana PFA, (Glen Retirement System),
                   6.70%, 12/1/25                              1,109,520
------------------------------------------------------------------------
                                                             $ 3,276,010
------------------------------------------------------------------------
Special Tax Revenue -- 3.0%
------------------------------------------------------------------------
     $  450        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 7/1/28(1)(3)    $   438,057
        350        Puerto Rico Infrastructure Financing
                   Authority,
                   Variable Rate, 10/1/32(2)(3)                  392,273
------------------------------------------------------------------------
                                                             $   830,330
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Transportation -- 1.9%
------------------------------------------------------------------------
     $  500        Mississippi River Bridge Authority,
                   Bridge Revenue, 6.75%, 11/1/12(4)         $   532,100
------------------------------------------------------------------------
                                                             $   532,100
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 97.8%
   (identified cost $26,297,228)                             $27,437,030
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 2.2%                       $   628,722
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $28,065,752
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Louisiana municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 2001, 46.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 4.1% to 20.7% of total investments.
 (1)  Security has been issued as an inverse floater bond.
 (2)  Security has been issued as a leveraged inverse floater bond.
 (3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (4) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       SEE NOTES TO FINANCIAL STATEMENTS

MARYLAND MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 95.9%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Cogeneration -- 1.5%
------------------------------------------------------------------------
     $1,250        Maryland Energy Cogeneration, (AES
                   Warrior Run), (AMT), 7.40%, 9/1/19        $ 1,263,125
------------------------------------------------------------------------
                                                             $ 1,263,125
------------------------------------------------------------------------
Education -- 9.0%
------------------------------------------------------------------------
     $1,500        Annapolis, EDA, (Saint Johns College),
                   5.50%, 10/1/23                            $ 1,437,285
        750        Maryland EDA, (Collegiate Housing -
                   Salisbury), 6.00%, 6/1/30                     717,607
      4,000        Maryland HEFA, (Johns Hopkins
                   University), 6.00%, 7/1/39                  4,350,520
        500        Montgomery County, EDA, (Bullis School),
                   5.60%, 11/1/18                                543,875
        350        Montgomery County, EDA, (Bullis School),
                   5.60%, 11/1/22                                380,712
------------------------------------------------------------------------
                                                             $ 7,429,999
------------------------------------------------------------------------
Electric Utilities -- 5.7%
------------------------------------------------------------------------
     $1,500        Calvert, Pollution Control Revenue,
                   (Baltimore Gas and Electric),
                   5.55%, 7/15/14                            $ 1,557,525
        750        Guam Power Authority, 6.625%, 10/1/14         841,807
      2,225        Prince George's County, Pollution
                   Control Revenue, (Potomac Electric),
                   6.375%, 1/15/23                             2,323,145
------------------------------------------------------------------------
                                                             $ 4,722,477
------------------------------------------------------------------------
Escrowed / Prerefunded -- 5.0%
------------------------------------------------------------------------
     $1,125        Baltimore, SFMR, (Inner Harbor),
                   Escrowed to Maturity, 8.00%, 12/1/10      $ 1,446,377
      2,500        Maryland HEFA, (Union Hospital of
                   Cecil), Prerefunded to 7/1/02,
                   6.70%, 7/1/22                               2,652,725
------------------------------------------------------------------------
                                                             $ 4,099,102
------------------------------------------------------------------------
General Obligations -- 1.5%
------------------------------------------------------------------------
     $  500        Baltimore County, 4.75%, 7/1/13           $   509,610
      1,100        Puerto Rico, 0.00%, 7/1/16                    517,968
        190        Worcester, Sanitary District,
                   6.55%, 8/15/17                                198,708
------------------------------------------------------------------------
                                                             $ 1,226,286
------------------------------------------------------------------------
Hospital -- 8.7%
------------------------------------------------------------------------
     $  465        Berlin, (Atlantic General Hospital),
                   8.375%, 6/1/22                            $   478,717
      1,175        Maryland HEFA, (Good Samaritan
                   Hospital), 5.75%, 7/1/19                    1,209,615
      3,000        Maryland HEFA, (Johns Hopkins Hospital),
                   4.50%, 5/15/35                              2,626,830
        800        Maryland HEFA, (University of Maryland
                   Medical System), 6.75%, 7/1/30                852,320
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Hospital (continued)
------------------------------------------------------------------------
     $1,355        Prince George's County, (Greater
                   SouthEast Healthcare System),
                   6.375%, 1/1/13(1)                         $   542,000
      3,800        Prince George's County, (Greater
                   SouthEast Healthcare System),
                   6.375%, 1/1/23(1)                           1,520,000
------------------------------------------------------------------------
                                                             $ 7,229,482
------------------------------------------------------------------------
Housing -- 8.1%
------------------------------------------------------------------------
     $1,000        Maryland Community Development
                   Administration Multifamily, FHA, (AMT),
                   6.70%, 5/15/36                            $ 1,049,470
      2,925        Maryland Community Development
                   Administration Single Family, (AMT),
                   6.75%, 4/1/26                               3,015,938
        640        Maryland Community Development
                   Administration Single Family, (AMT),
                   6.80%, 4/1/22                                 657,327
        725        Maryland Community Development
                   Administration Single Family, (AMT),
                   6.80%, 4/1/24                                 750,491
      1,000        Montgomery County, Housing Opportunities
                   Commission, SFMR, 0.00%, 7/1/28               218,370
      1,000        Prince George's County, Housing
                   Authority, (Langely Gardens), (AMT),
                   5.875%, 2/20/39                             1,022,130
------------------------------------------------------------------------
                                                             $ 6,713,726
------------------------------------------------------------------------
Industrial Development Revenue -- 8.9%
------------------------------------------------------------------------
     $1,350        Allegany, Pollution Control Revenue,
                   (Westvaco Corp.), 6.20%, 1/1/08           $ 1,457,217
      1,385        Baltimore County, Economic Development
                   Revenue, (Revisions, Inc.),
                   8.50%, 8/15/25                              1,386,011
      2,000        Baltimore, Port Facilities,
                   (Consolidated Coal Sales Co. - E.I. du
                   Pont de Nemours), 6.50%, 10/1/11            2,115,160
      1,425        Frederick, EDA, (Cargill),
                   6.30%, 11/1/09(2)                           1,510,870
      1,000        Maryland EDA, (AFCO Cargo), (AMT),
                   6.50%, 7/1/24                                 907,220
------------------------------------------------------------------------
                                                             $ 7,376,478
------------------------------------------------------------------------
Insured-Education -- 6.9%
------------------------------------------------------------------------
     $  460        Maryland HEFA, (College Of Notre Dame),
                   (MBIA), 5.30%, 10/1/18                    $   485,130
      1,000        Maryland HEFA, (Loyola College), (MBIA),
                   5.00%, 10/1/39                                979,520
      2,850        Maryland HEFA, (Loyola College), (MBIA),
                   5.375%, 10/1/26                             2,908,568
      1,200        Morgan State University, Academic and
                   Facilities, (MBIA), 6.10%, 7/1/20           1,374,480
------------------------------------------------------------------------
                                                             $ 5,747,698
------------------------------------------------------------------------
Insured-Electric Utilities -- 1.7%
------------------------------------------------------------------------
     $1,050        Puerto Rico Electric Power Authority,
                   (MBIA), Variable Rate, 7/1/29(3)(4)       $ 1,093,701
        250        Puerto Rico Electric Power Authority,
                   STRIPES, (FSA), Variable Rate, 7/1/03(5)      270,938
------------------------------------------------------------------------
                                                             $ 1,364,639
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MARYLAND MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-Hospital -- 12.9%
------------------------------------------------------------------------
     $3,000        Maryland HEFA, (Helix Health Issue),
                   (AMBAC), 5.00%, 7/1/27                    $ 2,957,880
        990        Maryland HEFA, (Johns Hopkins
                   Medicine-Howard County General Hospital
                   Acquisition), (MBIA), 5.00%, 7/1/29           967,200
      3,850        Maryland HEFA, (Medlantic/Helix Issue),
                   (AMBAC), 5.25%, 8/15/38                     3,429,003
      3,150        Puerto Rico ITEM & EC, (Auxilio Mutuo
                   Obligated Group), (MBIA), 6.25%, 7/1/24     3,357,900
------------------------------------------------------------------------
                                                             $10,711,983
------------------------------------------------------------------------
Insured-Housing -- 0.6%
------------------------------------------------------------------------
     $  500        Prince George's County, (Keystone
                   Apartments), FHA, (MBIA), 6.80%, 7/1/25   $   515,640
------------------------------------------------------------------------
                                                             $   515,640
------------------------------------------------------------------------
Insured-Solid Waste -- 6.3%
------------------------------------------------------------------------
     $5,000        NE Maryland Solid Waste Disposal,
                   (MBIA), (AMT), 6.30%, 7/1/16              $ 5,241,850
------------------------------------------------------------------------
                                                             $ 5,241,850
------------------------------------------------------------------------
Insured-Special Tax Revenue -- 3.0%
------------------------------------------------------------------------
     $2,500        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), 5.00%, 7/1/28         $ 2,466,800
------------------------------------------------------------------------
                                                             $ 2,466,800
------------------------------------------------------------------------
Insured-Transportation -- 3.8%
------------------------------------------------------------------------
     $2,000        Baltimore, International Airport,
                   (FGIC), (AMT), 6.25%, 7/1/14              $ 2,125,420
      1,000        Puerto Rico Highway and Transportation
                   Authority, (AMBAC), 5.00%, 7/1/28             986,720
------------------------------------------------------------------------
                                                             $ 3,112,140
------------------------------------------------------------------------
Insured-Water and Sewer -- 3.8%
------------------------------------------------------------------------
     $1,000        Baltimore, Wastewater, (FGIC),
                   5.00%, 7/1/22                             $ 1,000,590
      2,000        Baltimore, Wastewater, (MBIA),
                   5.65%, 7/1/20                               2,154,640
------------------------------------------------------------------------
                                                             $ 3,155,230
------------------------------------------------------------------------
Solid Waste -- 2.1%
------------------------------------------------------------------------
     $2,000        Northeast Waste Disposal Authority,
                   Resources Recovery Revenue, (Baltimore
                   Resco Retrofit), (AMT), 4.75%, 1/1/12     $ 1,777,740
------------------------------------------------------------------------
                                                             $ 1,777,740
------------------------------------------------------------------------
Special Tax Revenue -- 2.1%
------------------------------------------------------------------------
     $  800        Frederick County, Urbana Community
                   Development Authority, 6.625%, 7/1/25     $   789,448
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Special Tax Revenue (continued)
------------------------------------------------------------------------
     $1,000        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 7/1/28(3)(5)    $   973,460
------------------------------------------------------------------------
                                                             $ 1,762,908
------------------------------------------------------------------------
Transportation -- 3.0%
------------------------------------------------------------------------
     $1,700        Puerto Rico Highway and Transportation
                   Authority, 4.75%, 7/1/38                  $ 1,564,476
        500        Puerto Rico Highway and Transportation
                   Authority, 5.50%, 7/1/36                      519,985
        335        Puerto Rico Highway and Transportation
                   Authority, Variable Rate, 7/1/26(3)(4)        363,318
------------------------------------------------------------------------
                                                             $ 2,447,779
------------------------------------------------------------------------
Water and Sewer -- 1.3%
------------------------------------------------------------------------
     $1,000        Maryland Water Quality Financing
                   Administration Revolving Loan Fund,
                   6.55%, 9/1/14                             $ 1,051,230
------------------------------------------------------------------------
                                                             $ 1,051,230
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 95.9%
   (identified cost $80,413,678)                             $79,416,312
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 4.1%                       $ 3,381,855
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $82,798,167
------------------------------------------------------------------------

 The Portfolio invests primarily in debt securities issued by Maryland municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 2001, 40.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 0.3% to 24.0% of total investments.
 (1)  Non-income producing security.
 (2) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (4)  Security has been issued as a leveraged inverse floater bond.
 (5)  Security has been issued as an inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

MISSOURI MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 98.8%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Education -- 4.9%
------------------------------------------------------------------------
     $2,750        Missouri Higher Education Loan
                   Authority, Student Loan, (AMT),
                   5.45%, 2/15/09                            $ 2,821,968
------------------------------------------------------------------------
                                                             $ 2,821,968
------------------------------------------------------------------------
Escrowed / Prerefunded -- 7.8%
------------------------------------------------------------------------
     $  675        Kansas City IDA, (Kingswood United
                   Methodist Manor), Prerefunded to
                   11/15/03, 9.00%, 11/15/13                 $   778,180
      1,000        Lake of The Ozarks, (Community Bridge
                   Corp.), Prerefunded to 12/1/06,
                   6.40%, 12/1/25(1)                           1,145,950
      1,005        Missouri HEFA, (Lake of the Ozarks
                   General Hospital), Prerefunded to
                   2/15/06, 6.50%, 2/15/21                     1,131,419
        575        Missouri HEFA, (Saint Louis Children's
                   Hospital), (MBIA), Escrowed to Maturity,
                   0.00%, 5/15/08                                420,060
      1,000        Saint Louis County, Mortgage Revenue,
                   (GNMA), (AMT), Escrowed to Maturity,
                   5.40%, 1/1/16                               1,044,160
------------------------------------------------------------------------
                                                             $ 4,519,769
------------------------------------------------------------------------
Hospital -- 14.0%
------------------------------------------------------------------------
     $1,950        Missouri HEFA, (Barnes Jewish
                   Christian), 5.25%, 5/15/14                $ 2,024,139
      1,500        Missouri HEFA, (Childrens Mercy
                   Hospital), 5.30%, 5/15/28                   1,362,105
      1,000        Missouri HEFA, (Freeman Health Systems),
                   5.25%, 2/15/18                                863,410
      1,500        Missouri HEFA, (Jefferson Memorial
                   Hospital), 6.80%, 5/15/25                   1,487,490
        495        Missouri HEFA, (Lake of the Ozarks
                   General Hospital), 6.50%, 2/15/21             479,417
      1,000        Taney County IDA, (The Skaggs Community
                   Hospital Association), 5.30%, 5/15/18         871,980
      1,250        West Plains IDA, (Ozarks Medical
                   Center), 5.65%, 11/15/22                    1,004,975
------------------------------------------------------------------------
                                                             $ 8,093,516
------------------------------------------------------------------------
Housing -- 4.9%
------------------------------------------------------------------------
     $1,000        Jefferson County IDA, Multifamily,
                   (Riverview Bend Apartments), (AMT),
                   6.75%, 11/1/29                            $   988,630
        670        Missouri Housing Development Authority,
                   SFMR, (GNMA), 6.45%, 9/1/27                   702,595
        415        Missouri Housing Development Authority,
                   SFMR, (GNMA), (AMT), 6.75%, 6/1/24            426,504
        635        Missouri Housing Development Authority,
                   SFMR, (GNMA), (AMT), 7.25%, 9/1/26            706,044
------------------------------------------------------------------------
                                                             $ 2,823,773
------------------------------------------------------------------------
Industrial Development Revenue -- 13.5%
------------------------------------------------------------------------
     $1,035        Jefferson County, (Kmart Corp.),
                   6.40%, 8/1/08                             $ 1,038,084
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Industrial Development Revenue (continued)
------------------------------------------------------------------------
     $  705        Kansas City IDA, (Airline Cargo
                   Facilities), 8.50%, 1/1/17                $   750,557
      2,500        Missouri Development Finance Authority,
                   Solid Waste Disposal, (Proctor and
                   Gamble Paper Products), (AMT),
                   5.20%, 3/15/29                              2,487,125
      1,200        Missouri Environmental Improvement and
                   Energy Resources Authority, (American
                   Cyanamid Company), 5.80%, 9/1/09            1,225,824
      1,000        Saint Louis IDA, (Anheuser-Busch),
                   (AMT), 5.875%, 11/1/26                      1,028,720
        500        Saint Louis IDA, (Saint Louis
                   Convention), (AMT), 7.20%, 12/15/28           523,420
        750        Saint Louis IDA, (Saint Louis Science
                   Center), 6.40%, 11/1/19                       726,758
------------------------------------------------------------------------
                                                             $ 7,780,488
------------------------------------------------------------------------
Insured-Education -- 2.8%
------------------------------------------------------------------------
     $1,750        Missouri HEFA, (St. Louis University
                   High School), (AMBAC), 4.75%, 10/1/24     $ 1,632,785
------------------------------------------------------------------------
                                                             $ 1,632,785
------------------------------------------------------------------------
Insured-Electric Utilities -- 5.2%
------------------------------------------------------------------------
     $2,250        Missouri Environmental Improvement and
                   Energy Resources Authority, (Union
                   Electric), (AMBAC), (AMT),
                   5.45%, 10/1/28                            $ 2,272,635
        700        Puerto Rico Electric Power Authority,
                   STRIPES, (FSA), Variable Rate, 7/1/03(2)      758,625
------------------------------------------------------------------------
                                                             $ 3,031,260
------------------------------------------------------------------------
Insured-General Obligations -- 2.6%
------------------------------------------------------------------------
     $  500        Puerto Rico, (FSA), Variable Rate,
                   7/1/22(2)(3)                              $   540,625
      2,000        Saint Charles County, (Francis Howell
                   School District), (FGIC), 0.00%, 3/1/16       943,380
------------------------------------------------------------------------
                                                             $ 1,484,005
------------------------------------------------------------------------
Insured-Hospital -- 10.0%
------------------------------------------------------------------------
     $  800        Jackson County, (Saint Joseph's Health
                   System), (MBIA), 6.50%, 7/1/19            $   832,360
      1,500        Missouri HEFA, (Heartland Health),
                   (AMBAC), 6.35%, 11/15/17                    1,566,075
      9,500        Missouri HEFA, (Lester Cox Medical
                   Center), (MBIA), 0.00%, 9/1/20              3,365,945
------------------------------------------------------------------------
                                                             $ 5,764,380
------------------------------------------------------------------------
Insured-Housing -- 2.8%
------------------------------------------------------------------------
     $1,500        SCA, MFMR Receipts, Springfield, (FSA),
                   7.10%, 1/1/30                             $ 1,616,325
------------------------------------------------------------------------
                                                             $ 1,616,325
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MISSOURI MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 1.3%
------------------------------------------------------------------------
     $2,000        Saint Louis IDA, (Convention Center
                   Hotel), (AMBAC), 0.00%, 7/15/19           $   759,200
------------------------------------------------------------------------
                                                             $   759,200
------------------------------------------------------------------------
Insured-Special Tax Revenue -- 2.9%
------------------------------------------------------------------------
     $  700        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(4)                                 $   672,133
      1,000        Puerto Rico Public Finance Corp.,
                   (AMBAC), Variable Rate, 6/1/26(2)(3)          978,630
------------------------------------------------------------------------
                                                             $ 1,650,763
------------------------------------------------------------------------
Insured-Transportation -- 4.3%
------------------------------------------------------------------------
     $1,500        Bi-State Development Agency, Illinois
                   Metropolitan District, (Saint Clair
                   County Metrolink Extension), (MBIA),
                   5.00%, 7/1/28                             $ 1,458,720
        910        Saint Louis, Airport Revenue, (Lambert
                   International Airport), (FGIC),
                   6.00%, 7/1/14                               1,012,330
------------------------------------------------------------------------
                                                             $ 2,471,050
------------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 4.9%
------------------------------------------------------------------------
     $1,000        Missouri Regional Convention and Sports
                   Complex Authority, 5.50%, 8/15/21         $ 1,010,010
      1,750        Saint Louis County, Regional Convention
                   and Sports Complex Authority,
                   5.50%, 8/15/13                              1,807,523
------------------------------------------------------------------------
                                                             $ 2,817,533
------------------------------------------------------------------------
Nursing Home -- 8.3%
------------------------------------------------------------------------
     $1,000        Kansas City IDA, (Beverly Enterprises),
                   8.00%, 12/1/02                            $ 1,016,770
        175        Missouri HEFA, (Bethesda Health Group of
                   Saint Louis, Inc.), 6.625%, 8/15/05           193,821
        325        Missouri HEFA, (Bethesda Health Group of
                   Saint Louis, Inc.), 6.625%, 8/15/05           329,862
        350        Missouri HEFA, (Bethesda Health Group of
                   Saint Louis, Inc.), 7.50%, 8/15/12            397,124
        650        Missouri HEFA, (Bethesda Health Group of
                   Saint Louis, Inc.), 7.50%, 8/15/12            662,168
      1,500        Saint Louis County IDA, (Nazareth
                   Living), 5.625%, 8/15/29                    1,181,235
      1,000        Saint Louis County, IDA Health
                   Facilities Revenue, (Jewish Center),
                   5.50%, 2/20/36                              1,012,600
------------------------------------------------------------------------
                                                             $ 4,793,580
------------------------------------------------------------------------
Senior Living / Life Care -- 4.4%
------------------------------------------------------------------------
     $  300        Cass County, (Fox Springs Living
                   Center), 7.375%, 10/1/22                  $   302,640
      1,000        Kansas City IDR, (Kingswood Manor),
                   5.80%, 11/15/17                               831,110
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Senior Living / Life Care (continued)
------------------------------------------------------------------------
     $1,500        Missouri HEFA, (Lutheran Senior
                   Services), 6.375%, 2/1/27                 $ 1,438,545
------------------------------------------------------------------------
                                                             $ 2,572,295
------------------------------------------------------------------------
Transportation -- 0.9%
------------------------------------------------------------------------
     $  500        Puerto Rico Highway and Transportation
                   Authority, Variable Rate, 7/1/26(3)(4)    $   542,265
------------------------------------------------------------------------
                                                             $   542,265
------------------------------------------------------------------------
Water and Sewer -- 3.3%
------------------------------------------------------------------------
     $1,000        Missouri Environmental Improvement and
                   Energy Resources Authority,
                   0.00%, 1/1/14                             $   526,390
      1,250        Missouri Environmental Improvement and
                   Energy Resources Authority,
                   7.20%, 7/1/16                               1,383,513
------------------------------------------------------------------------
                                                             $ 1,909,903
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 98.8%
   (identified cost $54,584,070)                             $57,084,858
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.2%                       $   715,998
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $57,800,856
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
 The Portfolio invests primarily in debt securities issued by Missouri municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 2001, 33.0% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 3.4% to 13.8% of total investments.
 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (2)  Security has been issued as an inverse floater bond.
 (3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (4)  Security has been issued as a leveraged inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

NORTH CAROLINA MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 98.5%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Education -- 5.3%
-------------------------------------------------------------------------
     $1,000        North Carolina Educational Facilities
                   Finance Agency, (Duke University),
                   6.75%, 10/1/21                            $  1,036,400
      8,410        University of North Carolina at Chapel
                   Hill, 0.00%, 8/1/17                          3,648,258
      1,980        University of North Carolina at Chapel
                   Hill, 0.00%, 8/1/21                            676,170
-------------------------------------------------------------------------
                                                             $  5,360,828
-------------------------------------------------------------------------
Electric Utilities -- 17.0%
-------------------------------------------------------------------------
     $1,015        Chatham County Industrial Facilities and
                   Pollution, (Carolina Power and Light),
                   6.30%, 6/15/14                            $  1,068,013
      2,000        North Carolina Eastern Municipal Power
                   Agency, 4.00%, 1/1/18                        1,804,700
      1,250        North Carolina Eastern Municipal Power
                   Agency, 6.75%, 1/1/26                        1,326,425
      2,000        North Carolina Eastern Municipal Power
                   Authority, 5.00%, 1/1/17                     2,024,160
      5,000        North Carolina Eastern Municipal Power
                   Authority, 6.125%, 1/1/09                    5,380,950
      3,500        North Carolina Municipal Power Agency,
                   6.50%, 1/1/20                                3,676,085
      2,000        Puerto Rico Electric Power Authority,
                   0.00%, 7/1/17                                  875,460
      2,000        Puerto Rico Electric Power Authority,
                   0.00%, 7/1/17                                  875,460
-------------------------------------------------------------------------
                                                             $ 17,031,253
-------------------------------------------------------------------------
Escrowed / Prerefunded -- 1.3%
-------------------------------------------------------------------------
     $1,000        Virgin Islands Public Finance Authority,
                   Prerefunded to 10/1/02, 7.25%, 10/1/18    $  1,079,130
        210        Virgin Islands Water and Power
                   Authority, Prerefunded to 7/1/01,
                   7.40%, 7/1/11                                  216,250
-------------------------------------------------------------------------
                                                             $  1,295,380
-------------------------------------------------------------------------
General Obligations -- 6.0%
-------------------------------------------------------------------------
     $1,000        Charlotte, 5.60%, 6/1/20                  $  1,063,600
      1,000        New Hanover County, 5.75%, 11/1/17           1,089,060
      3,550        North Carolina Capital Improvements,
                   4.75%, 2/1/12                                3,643,684
        500        Puerto Rico, 0.00%, 7/1/17                     221,320
-------------------------------------------------------------------------
                                                             $  6,017,664
-------------------------------------------------------------------------
Hospital -- 11.8%
-------------------------------------------------------------------------
     $2,090        Charlotte-Mecklenberg Hospital,
                   0.00%, 1/1/06                             $  1,699,316
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Hospital (continued)
-------------------------------------------------------------------------
     $1,500        North Carolina Medical Care Commission,
                   (Annie Penn Memorial Hospital),
                   5.375%, 1/1/22                            $  1,193,055
      3,400        North Carolina Medical Care Commission,
                   (Duke University Hospital),
                   0.00%, 6/1/09                                2,285,548
      1,000        North Carolina Medical Care Commission,
                   (Gaston Health Care), 5.00%, 2/15/29           884,270
        500        North Carolina Medical Care Commission,
                   (Halifax Regional Medical Center),
                   5.00%, 8/15/24                                 405,395
      2,000        North Carolina Medical Care Commission,
                   (North Carolina Baptist Hospital),
                   6.00%, 6/1/22                                2,044,500
      1,750        North Carolina Medical Care Commission,
                   (Pitt County Memorial Hospital),
                   4.75%, 12/1/28                               1,530,235
      1,700        North Carolina Medical Care Commission,
                   (Presbyterian Health Services),
                   6.00%, 10/1/24                               1,799,807
-------------------------------------------------------------------------
                                                             $ 11,842,126
-------------------------------------------------------------------------
Housing -- 9.3%
-------------------------------------------------------------------------
     $1,900        Charlotte Housing Authority, Double
                   Oaks, FHA, (FNMA), 7.35%, 5/15/26         $  2,049,587
      2,500        Guam Housing Corp., Single Family,
                   (AMT), 5.75%, 9/1/31                         2,653,475
      1,775        North Carolina HFA, MFMR, (AMT),
                   6.45%, 9/1/27                                1,857,697
      1,870        North Carolina HFA, SFMR, (AMT),
                   6.60%, 9/1/26                                1,930,794
      1,000        Raleigh Housing Authority, Multifamily,
                   (Cedar Point), 7.00%, 11/1/30                  849,570
-------------------------------------------------------------------------
                                                             $  9,341,123
-------------------------------------------------------------------------
Industrial Development Revenue -- 10.4%
-------------------------------------------------------------------------
     $2,750        Haywood County IDA, (Champion
                   International Corp.), (AMT),
                   5.50%, 10/1/18(1)                         $  2,566,300
        500        Haywood County IDA, (Champion
                   International Corp.), (AMT),
                   5.75%, 12/1/25                                 474,625
      3,750        Martin County IDA, (Weyerhaeuser Co.),
                   (AMT), 6.80%, 5/1/24                         3,860,400
      2,500        Puerto Rico Port Authority, (American
                   Airlines), (AMT), 6.25%, 6/1/26              2,558,925
        850        Robeson County, Industrial Facilities
                   and Pollution Control Financing
                   Authority, (Campbell Soup Co.),
                   6.40%, 12/1/06                                 951,847
-------------------------------------------------------------------------
                                                             $ 10,412,097
-------------------------------------------------------------------------
Insured-Education -- 1.8%
-------------------------------------------------------------------------
     $1,900        University of North Carolina, (MBIA),
                   4.50%, 10/1/18                            $  1,767,722
-------------------------------------------------------------------------
                                                             $  1,767,722
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

NORTH CAROLINA MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Insured-Electric Utilities -- 7.2%
-------------------------------------------------------------------------
     $4,000        North Carolina Eastern Municipal Power
                   Authority, (Catawba Electric), (MBIA),
                   Variable Rate, 1/1/12(2)                  $  4,205,000
      1,500        North Carolina Eastern Municipal Power
                   Authority, (FSA), Variable Rate,
                   1/1/19(2)(3)                                 1,517,970
      1,400        Puerto Rico Electric Power Authority,
                   STRIPES, (FSA), Variable Rate, 7/1/02(2)     1,470,000
-------------------------------------------------------------------------
                                                             $  7,192,970
-------------------------------------------------------------------------
Insured-General Obligations -- 3.8%
-------------------------------------------------------------------------
     $3,500        Puerto Rico, (FSA), Variable Rate,
                   7/1/22(2)(3)                              $  3,784,375
-------------------------------------------------------------------------
                                                             $  3,784,375
-------------------------------------------------------------------------
Insured-Hospital -- 5.6%
-------------------------------------------------------------------------
     $  500        Cumberland County Hospital, (MBIA),
                   0.00%, 10/1/09                            $    340,275
        935        North Carolina Medical Care Commission,
                   (Memorial Mission Hospital), (FSA),
                   0.00%, 10/1/06                                 741,502
      3,750        North Carolina Medical Care Commission,
                   (Saint Joseph's Medical Center),
                   (AMBAC), 5.10%, 10/1/14                      3,821,175
      1,500        North Carolina Medical Care Commission,
                   (Wilson Memorial Hospital), (AMBAC),
                   0.00%, 11/1/15                                 716,355
-------------------------------------------------------------------------
                                                             $  5,619,307
-------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 2.8%
-------------------------------------------------------------------------
     $1,575        Franklin, County Jail, (FGIC),
                   6.625%, 6/1/14                            $  1,743,793
      1,000        Mooresville School District, (AMBAC),
                   6.35%, 10/1/14                               1,058,620
-------------------------------------------------------------------------
                                                             $  2,802,413
-------------------------------------------------------------------------
Insured-Special Tax Revenue -- 2.7%
-------------------------------------------------------------------------
     $2,750        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), 5.00%, 7/1/28         $  2,713,480
-------------------------------------------------------------------------
                                                             $  2,713,480
-------------------------------------------------------------------------
Insured-Transportation -- 2.9%
-------------------------------------------------------------------------
     $3,000        Raleigh Durham, Airport Authority,
                   (FGIC), 5.00%, 11/1/31                    $  2,934,840
-------------------------------------------------------------------------
                                                             $  2,934,840
-------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Insured-Water and Sewer -- 0.2%
-------------------------------------------------------------------------
     $  250        Asheville, Water and Sewer, (FSA),
                   5.00%, 8/1/25                             $    245,050
-------------------------------------------------------------------------
                                                             $    245,050
-------------------------------------------------------------------------
Transportation -- 4.3%
-------------------------------------------------------------------------
     $3,000        Puerto Rico Highway and Transportation
                   Authority, 5.00%, 7/1/36                  $  2,893,830
      1,375        Puerto Rico Highway and Transportation
                   Authority, 5.50%, 7/1/36                     1,429,959
-------------------------------------------------------------------------
                                                             $  4,323,789
-------------------------------------------------------------------------
Water and Sewer -- 6.1%
-------------------------------------------------------------------------
     $3,000        Charlotte, Water and Sewer,
                   5.25%, 6/1/25                             $  3,031,770
        175        Eden, Water and Sewer Bonds, (AMT),
                   6.75%, 6/1/08                                  183,750
      2,000        Orange County, Water and Sewer,
                   5.20%, 7/1/16                                2,023,460
      1,000        Raleigh, Combined Enterprise System,
                   4.75%, 3/1/26                                  938,090
-------------------------------------------------------------------------
                                                             $  6,177,070
-------------------------------------------------------------------------
Total Tax-Exempt Investments -- 98.5%
   (identified cost $91,976,571)                             $ 98,861,487
-------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.5%                       $  1,463,355
-------------------------------------------------------------------------
Net Assets -- 100.0%                                         $100,324,842
-------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by North Carolina municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 2001, 27.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 4.7% to 8.4% of total investments.
 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (2)  Security has been issued as an inverse floater bond.
 (3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       SEE NOTES TO FINANCIAL STATEMENTS

OREGON MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 99.1%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Cogeneration -- 2.5%
------------------------------------------------------------------------
     $2,000        Western Generation Agency, (Wauna
                   Cogeneration), (AMT), 7.40%, 1/1/16       $ 2,050,940
------------------------------------------------------------------------
                                                             $ 2,050,940
------------------------------------------------------------------------
Education -- 1.2%
------------------------------------------------------------------------
     $1,000        Salem EFA, (Willamette University),
                   6.10%, 4/1/14                             $ 1,049,900
------------------------------------------------------------------------
                                                             $ 1,049,900
------------------------------------------------------------------------
Electric Utilities -- 4.5%
------------------------------------------------------------------------
     $2,700        Eugene, Trojan Nuclear Power,
                   5.90%, 9/1/09                             $ 2,722,275
      1,000        Northern Wasco County, (Bonneville Power
                   Administration), 5.20%, 12/1/24             1,002,800
------------------------------------------------------------------------
                                                             $ 3,725,075
------------------------------------------------------------------------
Escrowed / Prerefunded -- 2.7%
------------------------------------------------------------------------
     $2,000        Medford, Rogue Valley Memorial Hospital,
                   Escrowed to Maturity, 6.25%, 12/1/07      $ 2,225,860
------------------------------------------------------------------------
                                                             $ 2,225,860
------------------------------------------------------------------------
General Obligations -- 16.5%
------------------------------------------------------------------------
     $  700        Lane County, Eugene School District,
                   5.375%, 7/1/13                            $   711,788
      1,000        Oregon Board of Higher Education,
                   6.00%, 10/15/18                             1,018,150
      1,250        Oregon Elderly and Disabled Housing,
                   6.375%, 8/1/24                              1,299,675
      4,610        Oregon Elderly and Disabled Housing,
                   (AMT), 5.65%, 8/1/26                        4,658,774
      1,380        Oregon Veterans Welfare, 5.90%, 10/1/17     1,452,754
      2,475        Portland, 0.00%, 6/1/22                       794,029
      4,850        Puerto Rico, 0.00%, 7/1/17                  2,146,804
      1,750        Puerto Rico, 4.75%, 7/1/23                  1,636,670
------------------------------------------------------------------------
                                                             $13,718,644
------------------------------------------------------------------------
Housing -- 24.1%
------------------------------------------------------------------------
     $2,105        Hood River County, Health Facilities
                   Authority, Elderly Housing Revenue,
                   (Down Manor), 6.50%, 1/1/17               $ 2,189,347
      1,000        Oregon Health Authority, (Trillium
                   Affordable Housing), (AMT),
                   6.75%, 2/15/29                                941,330
        750        Oregon Housing and Community Services
                   Department, MFMR, (AMT), 5.70%, 7/1/29        754,883
      1,500        Oregon Housing and Community Services
                   Department, MFMR, (AMT), 6.20%, 7/1/28      1,546,155
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Housing (continued)
------------------------------------------------------------------------
     $1,740        Oregon Housing and Community Services
                   Department, SFMR, (AMT), 6.20%, 7/1/27    $ 1,819,448
      1,410        Oregon Housing and Community Services
                   Department, SFMR, (AMT), 6.40%, 7/1/26      1,481,501
      1,935        Oregon Housing and Community Services
                   Department, SFMR, (AMT), 6.45%, 7/1/26      2,037,826
      3,710        Portland Housing Authority, MFMR, (Berry
                   Ridge), (AMT), 6.30%, 5/1/29                3,808,612
      2,875        Portland Housing Authority, MFMR,
                   (Cherry Blossom), (AMT),
                   6.20%, 12/20/36                             2,963,176
      1,000        Portland Housing Authority, MFMR,
                   (Village Court), 6.00%, 1/1/27              1,008,710
      1,500        Washington County Housing Authority,
                   MFMR, (Bethany Meadows), (AMT),
                   5.85%, 9/1/27                               1,518,015
------------------------------------------------------------------------
                                                             $20,069,003
------------------------------------------------------------------------
Industrial Development Revenue -- 11.6%
------------------------------------------------------------------------
     $3,750        Oregon EDA, (Georgia-Pacific), (AMT),
                   5.70%, 12/1/25                            $ 3,334,425
      1,500        Oregon Solid Waste Disposal, (USG
                   Corp.), 6.40%, 12/1/29                      1,070,175
      3,500        Port of Astoria, PCR, (Fort James
                   Paper), 6.55%, 2/1/15                       3,504,200
        750        Port of Portland, (Ash Grove Cement
                   Co.), 7.25%, 10/1/09                          776,048
      1,000        Port of Portland, (North Portland Crown
                   Zellerbach Corp.), 6.125%, 5/15/08          1,002,390
------------------------------------------------------------------------
                                                             $ 9,687,238
------------------------------------------------------------------------
Insured-Education -- 5.2%
------------------------------------------------------------------------
     $4,850        Oregon Health Science University,
                   (MBIA), 0.00%, 7/1/21                     $ 1,660,252
      1,000        Oregon Health, Housing, Educational and
                   Cultural Facilities Authority, (Lewis
                   and Clark College), (MBIA),
                   6.00%, 10/1/13                              1,083,780
      1,500        Oregon Health, Housing, Educational and
                   Cultural Facilities Authority, (Lewis
                   and Clark College), (MBIA),
                   6.125%, 10/1/24                             1,586,760
------------------------------------------------------------------------
                                                             $ 4,330,792
------------------------------------------------------------------------
Insured-Electric Utilities -- 8.1%
------------------------------------------------------------------------
     $1,000        Emerald People's Utility District,
                   Electric System, (AMBAC), 5.75%, 11/1/16  $ 1,033,110
      3,000        Puerto Rico Electric Power Authority,
                   (FSA), 4.75%, 7/1/24                        2,871,270

                       SEE NOTES TO FINANCIAL STATEMENTS

OREGON MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Insured-Electric Utilities (continued)
------------------------------------------------------------------------
     $5,300        Puerto Rico Electric Power Authority,
                   (MBIA), 0.00%, 7/1/17                     $ 2,353,465
        500        Puerto Rico Electric Power Authority,
                   STRIPES, (FSA), Variable Rate, 7/1/03(1)      541,875
------------------------------------------------------------------------
                                                             $ 6,799,720
------------------------------------------------------------------------
Insured-General Obligations -- 4.0%
------------------------------------------------------------------------
     $1,000        Columbia, School District No. 502,
                   (FGIC), 0.00%, 6/1/17                     $   440,270
      1,000        Salem-Keizer, School District No. 24J,
                   (FGIC), 5.00%, 6/1/17                       1,004,960
      1,900        Umatilla County, School District No.
                   008R, (MBIA), 5.20%, 6/15/19                1,922,439
------------------------------------------------------------------------
                                                             $ 3,367,669
------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 1.6%
------------------------------------------------------------------------
     $1,250        Oregon Department of General Services,
                   Real Property Financing Program,
                   (AMBAC), 6.25%, 9/1/15                    $ 1,308,450
------------------------------------------------------------------------
                                                             $ 1,308,450
------------------------------------------------------------------------
Insured-Special Tax Revenue -- 2.1%
------------------------------------------------------------------------
     $1,000        Portland, Arena Natural Gas Tax Revenue,
                   (AMBAC), 0.00%, 6/1/17                    $   386,550
      1,400        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(2)                                   1,344,266
------------------------------------------------------------------------
                                                             $ 1,730,816
------------------------------------------------------------------------
Insured-Transportation -- 4.1%
------------------------------------------------------------------------
     $1,000        Oregon Department of Transportation,
                   (Westside Light Rail), (MBIA),
                   6.25%, 6/1/09                             $ 1,078,090
      2,000        Port of Portland, (Portland
                   International Airport), (FGIC), (AMT),
                   6.00%, 7/1/23                               2,036,660
        300        Puerto Rico Highway and Transportation
                   Authority, (MBIA), 5.50%, 7/1/36              317,103
------------------------------------------------------------------------
                                                             $ 3,431,853
------------------------------------------------------------------------
Miscellaneous -- 1.2%
------------------------------------------------------------------------
     $1,000        Union, Facility Revenue, (Buffalo Peak
                   Golf Club), 6.75%, 7/1/24                 $   980,900
------------------------------------------------------------------------
                                                             $   980,900
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Special Tax Revenue -- 2.5%
------------------------------------------------------------------------
     $2,000        Tri-County Metropolitan Transportation
                   District, Limited Tax Pledge,
                   5.70%, 8/1/13                             $ 2,051,600
------------------------------------------------------------------------
                                                             $ 2,051,600
------------------------------------------------------------------------
Transportation -- 4.6%
------------------------------------------------------------------------
     $1,500        Port of Portland, Special Obligation
                   Revenue Bonds, (Delta Airlines, Inc.),
                   (AMT), 6.20%, 9/1/22                      $ 1,493,820
        450        Puerto Rico Highway and Transportation
                   Authority, 4.75%, 7/1/38                      414,126
      2,000        Tri-County Metropolitan Transportation
                   District, Variable Rate, 8/1/19(1)(3)       1,954,780
------------------------------------------------------------------------
                                                             $ 3,862,726
------------------------------------------------------------------------
Water and Sewer -- 2.6%
------------------------------------------------------------------------
     $2,000        Clackamas County, Water Revenue,
                   6.375%, 10/1/14                           $ 2,200,580
------------------------------------------------------------------------
                                                             $ 2,200,580
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 99.1%
   (identified cost $79,507,405)                             $82,591,766
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 0.9%                       $   735,655
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $83,327,421
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Oregon municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 2001, 25.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 4.9% to 12.1% of total investments.
 (1)  Security has been issued as an inverse floater bond.
 (2)  Security has been issued as a leveraged inverse floater bond.
 (3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       SEE NOTES TO FINANCIAL STATEMENTS

SOUTH CAROLINA MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 97.0%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Electric Utilities -- 6.1%
------------------------------------------------------------------------
     $  500        Berkeley County, (South Carolina
                   Electric and Gas Co.), 6.50%, 10/1/14     $   527,830
      1,150        Darlington County, (Carolina Power and
                   Light Co.), 6.60%, 11/1/10                  1,231,155
        500        Piedmont Municipal Power Agency,
                   Electric Revenue, 5.25%, 1/1/21               442,255
------------------------------------------------------------------------
                                                             $ 2,201,240
------------------------------------------------------------------------
Escrowed / Prerefunded -- 2.2%
------------------------------------------------------------------------
     $  750        Myrtle Beach Convention Center,
                   Prerefunded to 7/1/02, 6.875%, 7/1/17     $   797,370
------------------------------------------------------------------------
                                                             $   797,370
------------------------------------------------------------------------
General Obligations -- 7.1%
------------------------------------------------------------------------
     $1,000        Beaufort County, School District,
                   5.00%, 3/1/20                             $   987,320
        695        Kershaw County, School District,
                   5.00%, 2/1/18                                 693,791
        500        Puerto Rico, 0.00%, 7/1/18                    208,425
        270        Puerto Rico, 4.50%, 7/1/23                    242,285
        500        Puerto Rico, 4.75%, 7/1/23                    467,620
------------------------------------------------------------------------
                                                             $ 2,599,441
------------------------------------------------------------------------
Hospital -- 6.3%
------------------------------------------------------------------------
     $1,000        Horry County, (Conway Hospital),
                   6.75%, 7/1/12                             $ 1,049,280
      1,500        Loris, Community Hospital District,
                   5.625%, 1/1/29                              1,242,270
------------------------------------------------------------------------
                                                             $ 2,291,550
------------------------------------------------------------------------
Housing -- 7.5%
------------------------------------------------------------------------
     $1,280        South Carolina Housing Finance
                   Authority, MFMR, (Runaway Bay
                   Apartments), 6.20%, 12/1/20               $ 1,308,147
      1,380        South Carolina Housing Finance
                   Authority, SFMR, 6.45%, 7/1/17              1,432,992
------------------------------------------------------------------------
                                                             $ 2,741,139
------------------------------------------------------------------------
Industrial Development Revenue -- 15.7%
------------------------------------------------------------------------
     $  500        Charleston County IDA, (Zeigler Coal),
                   6.95%, 8/10/28(1)                         $   172,500
      1,250        Darlington County, (Nucor Corp.), (AMT),
                   5.75%, 8/1/23                               1,264,750
      1,000        Darlington County, (Sonoco Products),
                   6.00%, 4/1/26                               1,015,200
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Industrial Development Revenue (continued)
------------------------------------------------------------------------
     $  360        Florence County, (Stone Container Co.),
                   7.375%, 2/1/07                            $   358,272
      1,000        Georgetown County, (International Paper
                   Co.), 5.70%, 10/1/21                          948,340
      1,000        Richland County, (Union Camp Corp.),
                   (AMT), 6.75%, 5/1/22                        1,017,670
      1,000        York County, (Hoechst Celanese Corp.),
                   (AMT), 5.70%, 1/1/24                          928,330
------------------------------------------------------------------------
                                                             $ 5,705,062
------------------------------------------------------------------------
Insured-Education -- 1.3%
------------------------------------------------------------------------
     $  500        Puerto Rico Industrial Tourist
                   Educational, Medical and Environmental,
                   Residual Certificates, (MBIA),
                   Variable Rate, 7/1/33(2)(3)               $   477,430
------------------------------------------------------------------------
                                                             $   477,430
------------------------------------------------------------------------
Insured-Electric Utilities -- 10.5%
------------------------------------------------------------------------
     $1,000        Piedmont Municipal Power Agency,
                   Electric Revenue, (MBIA), 4.00%, 1/1/23   $   815,540
        195        Piedmont Municipal Power Agency,
                   Electric Revenue, (MBIA), 6.30%, 1/1/14       206,877
      1,000        Puerto Rico Electric Power Authority,
                   (FSA), 4.75%, 7/1/24                          957,090
      2,500        Puerto Rico Electric Power Authority,
                   (MBIA), 0.00%, 7/1/17                       1,110,125
        750        South Carolina Public Service Authority,
                   (MBIA), 5.00%, 1/1/29                         717,915
------------------------------------------------------------------------
                                                             $ 3,807,547
------------------------------------------------------------------------
Insured-General Obligations -- 2.6%
------------------------------------------------------------------------
     $1,000        Lancaster County, School District,
                   (FSA), 4.75%, 3/1/18                      $   958,860
------------------------------------------------------------------------
                                                             $   958,860
------------------------------------------------------------------------
Insured-Hospital -- 8.5%
------------------------------------------------------------------------
     $1,000        South Carolina Jobs Economic Development
                   Authority, (Baptist Hospital), (AMBAC),
                   5.45%, 8/1/15                             $ 1,012,090
      1,000        South Carolina Jobs Economic Development
                   Authority, (Baptist Hospital), (AMBAC),
                   Variable Rate, 8/1/15(4)                    1,023,750
      1,000        South Carolina Jobs Economic Development
                   Authority, (Oconee Memorial Hospital),
                   (CLEE), 6.15%, 3/1/25                       1,052,010
------------------------------------------------------------------------
                                                             $ 3,087,850
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

SOUTH CAROLINA MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 4.4%
------------------------------------------------------------------------
     $  500        Charleston County, (Charleston Public
                   Facilities Corp.), (MBIA), 6.10%, 6/1/11  $   541,495
      1,000        Florence County, (Law Enforcement
                   Center), (AMBAC), 6.00%, 3/1/14             1,058,790
------------------------------------------------------------------------
                                                             $ 1,600,285
------------------------------------------------------------------------
Insured-Special Tax Revenue -- 0.7%
------------------------------------------------------------------------
     $  260        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(3)                                 $   249,649
------------------------------------------------------------------------
                                                             $   249,649
------------------------------------------------------------------------
Insured-Transportation -- 1.9%
------------------------------------------------------------------------
     $  750        Puerto Rico Highway and Transportation
                   Authority, (FSA), 4.75%, 7/1/38           $   703,365
------------------------------------------------------------------------
                                                             $   703,365
------------------------------------------------------------------------
Insured-Water and Sewer -- 8.9%
------------------------------------------------------------------------
     $2,000        Charleston, Waterworks and Sewer
                   Revenue, (FGIC), 4.50%, 1/1/24            $ 1,787,440
        500        Edgefield County, Water and Sewer
                   Authority, (FGIC), 5.00%, 1/1/28              482,080
        500        Spartanburg, Sanitary Sewer District,
                   (MBIA), 5.00%, 3/1/26                         485,755
        500        Spartanburg, Sanitary Sewer District,
                   (MBIA), 5.00%, 3/1/28                         484,800
------------------------------------------------------------------------
                                                             $ 3,240,075
------------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 2.2%
------------------------------------------------------------------------
     $  750        Lexington County School District,
                   6.90%, 7/1/08                             $   813,818
------------------------------------------------------------------------
                                                             $   813,818
------------------------------------------------------------------------
Pooled Loans -- 2.9%
------------------------------------------------------------------------
     $1,000        South Carolina Education Authority,
                   Student Loan, (AMT), 6.30%, 9/1/08        $ 1,050,290
------------------------------------------------------------------------
                                                             $ 1,050,290
------------------------------------------------------------------------
Solid Waste -- 4.3%
------------------------------------------------------------------------
     $1,500        Spartanburg County, Solid Waste,
                   (Bavarian Motor Works Corp.), (AMT),
                   7.55%, 11/1/24                            $ 1,581,825
------------------------------------------------------------------------
                                                             $ 1,581,825
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Special Tax Revenue -- 1.7%
------------------------------------------------------------------------
     $  550        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 10/1/32(3)(2)   $   616,429
------------------------------------------------------------------------
                                                             $   616,429
------------------------------------------------------------------------
Transportation -- 2.2%
------------------------------------------------------------------------
     $1,000        Connector 2000 Association Inc., Bridge
                   & Toll Road Revenue, (Southern
                   Connector), 5.25%, 1/1/23                 $   791,920
------------------------------------------------------------------------
                                                             $   791,920
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 97.0%
   (identified cost $34,329,270)                             $35,315,145
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 3.0%                       $ 1,099,074
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $36,414,219
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by South Carolina municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 2001, 40.0% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 3.0% to 13.7% of total investments.
 (1)  Non-income producing security.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3)  Security has been issued as a leveraged inverse floater bond.
 (4)  Security has been issued as an inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

TENNESSEE MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 95.0%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Education -- 5.4%
------------------------------------------------------------------------
     $1,000        Metropolitan Government of Nashville and
                   Davidson County, (Belmont University),
                   6.40%, 12/1/19                            $ 1,045,860
      1,500        Metropolitan Government of Nashville and
                   Davidson County, (Vanderbilt
                   University), 5.00%, 10/1/28                 1,455,375
------------------------------------------------------------------------
                                                             $ 2,501,235
------------------------------------------------------------------------
Escrowed / Prerefunded -- 5.9%
------------------------------------------------------------------------
     $1,000        Johnson, School District Sales Tax,
                   (AMBAC), Prerefunded to 5/1/06,
                   6.70%, 5/1/21                             $ 1,132,250
      1,500        Shelby County, (Lebonheur Children's
                   Hospital), (MBIA), Escrowed to Maturity,
                   5.50%, 8/15/12                              1,610,340
------------------------------------------------------------------------
                                                             $ 2,742,590
------------------------------------------------------------------------
Hospital -- 6.5%
------------------------------------------------------------------------
     $  250        Knox County, HEFA, (Mercy Health
                   System), 6.50%, 10/1/12                   $   250,217
        750        Metropolitan Government of Nashville and
                   Davidson County, (Charity Obligated
                   Group), 5.125%, 11/1/27                       795,000
      1,000        Montgomery County, (Clarksville Regional
                   Health System), 5.375%, 1/1/28                832,630
      1,000        Sumner County, (Sumner Regional Health
                   Systems), 7.50%, 11/1/14                    1,104,180
------------------------------------------------------------------------
                                                             $ 2,982,027
------------------------------------------------------------------------
Housing -- 10.4%
------------------------------------------------------------------------
     $  750        Knoxville Community Development Corp.,
                   (Clinton Towers), 6.65%, 10/15/10         $   770,782
      1,000        Metropolitan Government of Nashville and
                   Davidson County, (The Park at
                   Hermitage), 5.90%, 2/1/19                   1,001,380
      1,000        Tennessee Housing Development Agency,
                   5.375%, 7/1/23                              1,005,030
        985        Tennessee Housing Development Agency,
                   5.85%, 7/1/13                               1,022,529
      1,000        Tennessee Housing Development Agency,
                   (AMT), 5.75%, 7/1/24                        1,015,620
------------------------------------------------------------------------
                                                             $ 4,815,341
------------------------------------------------------------------------
Industrial Development Revenue -- 21.3%
------------------------------------------------------------------------
     $1,000        Chattanooga, (E.I. du Pont de Nemours
                   and Co.), 6.35%, 7/1/22                   $ 1,054,180
        500        Hardeman County, (Correctional
                   Facilities Corp.), 7.75%, 8/1/17              500,900
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Industrial Development Revenue (continued)
------------------------------------------------------------------------
     $1,000        Humphreys County, (E.I. du Pont de
                   Nemours and Co.), (AMT), 6.70%, 5/1/24    $ 1,089,940
        395        Knox County, Industrial Development
                   Board Revenue (Melrose Place Ltd.),
                   6.875%, 12/1/14                               382,676
      1,000        Loudon County, (Kimberly-Clark Corp.),
                   (AMT), 6.20%, 2/1/23(1)                     1,027,800
      1,000        Maury County, (Saturn Corp.),
                   6.50%, 9/1/24                               1,083,560
      1,500        McMinn County, (Calhoun Newsprint -
                   Bowater, Inc.), (AMT), 7.40%, 12/1/22       1,550,700
      1,000        Memphis-Shelby County Airport Authority,
                   (Federal Express Corp.), 6.75%, 9/1/12      1,041,680
      1,000        Memphis-Shelby County Airport Authority,
                   (Federal Express Corp.), (AMT),
                   6.20%, 7/1/14                               1,009,920
        193        Metropolitan Government of Nashville and
                   Davidson County, (Osco Treatment
                   Systems), (AMT), 6.00%, 5/1/03(2)              38,600
      1,000        South Fulton County, (Tyson Foods Co.),
                   (AMT), 6.40%, 10/1/20                       1,018,450
------------------------------------------------------------------------
                                                             $ 9,798,406
------------------------------------------------------------------------
Insured-Education -- 5.1%
------------------------------------------------------------------------
     $1,230        Metropolitan Government of Nashville and
                   Davidson County, HEFA, (Meharry Medical
                   College), (AMBAC), 6.00%, 12/1/19         $ 1,376,075
      1,000        Metropolitan Government of Nashville and
                   Davidson County, HEFA, (Meharry Medical
                   College), (AMBAC), 5.00%, 12/1/24             959,000
------------------------------------------------------------------------
                                                             $ 2,335,075
------------------------------------------------------------------------
Insured-Electric Utilities -- 7.3%
------------------------------------------------------------------------
     $1,000        Lawrenceburg, Electric Revenues, (MBIA),
                   6.625%, 7/1/18                            $ 1,201,210
      1,750        Madison County Suburban Utility
                   District, (MBIA), 5.00%, 2/1/19             1,720,443
        400        Puerto Rico Electric Power Authority,
                   STRIPES, (FSA), Variable Rate, 7/1/03(3)      433,500
------------------------------------------------------------------------
                                                             $ 3,355,153
------------------------------------------------------------------------
Insured-General Obligations -- 3.1%
------------------------------------------------------------------------
     $1,425        Franklin, Special School District,
                   (FSA), 0.00%, 6/1/19                      $   545,390
      2,500        Franklin, Special School District,
                   (FSA), 0.00%, 6/1/20                          899,325
------------------------------------------------------------------------
                                                             $ 1,444,715
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TENNESSEE MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-Hospital -- 5.0%
------------------------------------------------------------------------
     $  500        Bristol, (Bristol Memorial Hospital),
                   (FGIC), 6.75%, 9/1/10                     $   589,430
        250        Chattanooga, (Memorial Hospital),
                   (MBIA), 6.625%, 9/1/09                        292,898
      1,500        Chattanooga-Hamilton County, (Erlanger
                   Medical Center), (MBIA), 5.00%, 10/1/28     1,429,020
------------------------------------------------------------------------
                                                             $ 2,311,348
------------------------------------------------------------------------
Insured-Housing -- 2.3%
------------------------------------------------------------------------
     $1,000        Knox County, SCA Realty, MFMR, (FSA),
                   7.125%, 1/1/30                            $ 1,078,430
------------------------------------------------------------------------
                                                             $ 1,078,430
------------------------------------------------------------------------
Insured-Special Tax Revenue -- 1.1%
------------------------------------------------------------------------
     $  500        Puerto Rico Public Finance Corp.,
                   (AMBAC), Variable Rate, 6/1/26(3)(4)      $   489,315
------------------------------------------------------------------------
                                                             $   489,315
------------------------------------------------------------------------
Insured-Transportation -- 5.9%
------------------------------------------------------------------------
     $1,500        Memphis-Shelby County Airport Authority,
                   (MBIA), (AMT), 6.00%, 3/1/24              $ 1,593,315
      1,000        Memphis-Shelby County Airport Authority,
                   (MBIA), (AMT), 6.50%, 2/15/09               1,133,670
------------------------------------------------------------------------
                                                             $ 2,726,985
------------------------------------------------------------------------
Insured-Water and Sewer -- 3.1%
------------------------------------------------------------------------
     $  350        Metropolitan Government of Nashville and
                   Davidson County, Water System, (AMBAC),
                   Variable Rate, 1/1/22(3)                  $   378,000
      1,000        Metropolitan Government of Nashville and
                   Davidson County, Water System, (FGIC),
                   5.20%, 1/1/13                               1,059,410
------------------------------------------------------------------------
                                                             $ 1,437,410
------------------------------------------------------------------------
Nursing Home -- 2.4%
------------------------------------------------------------------------
     $1,000        Tennessee State Veterans' Homes Board,
                   (Humboldt), 6.65%, 2/1/14                 $ 1,088,940
------------------------------------------------------------------------
                                                             $ 1,088,940
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Pooled Loans -- 4.0%
------------------------------------------------------------------------
     $1,200        Tennessee Local Development Authority,
                   Community Provider, 6.55%, 10/1/23        $ 1,334,376
        500        Tennessee Local Development Authority,
                   State Loan Program, 5.00%, 3/1/15             499,960
------------------------------------------------------------------------
                                                             $ 1,834,336
------------------------------------------------------------------------
Transportation -- 6.2%
------------------------------------------------------------------------
     $  820        Memphis-Shelby County Airport Authority,
                   6.12%, 12/1/16                            $   760,525
      1,825        Puerto Rico Highway and Transportation
                   Authority, 5.00%, 7/1/36                    1,760,413
        300        Puerto Rico Highway and Transportation
                   Authority, Variable Rate, 7/1/26(4)(5)        325,359
------------------------------------------------------------------------
                                                             $ 2,846,297
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 95.0%
   (identified cost $41,600,655)                             $43,787,603
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 5.0%                       $ 2,289,790
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $46,077,393
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Tennessee municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 2001, 37.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 3.8% to 16.8% of total investments.
 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (2)  Non-income producing security.
 (3)  Security has been issued as an inverse floater bond.
 (4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (5)  Security has been issued as a leveraged inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

VIRGINIA MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 99.0%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Education -- 2.4%
-------------------------------------------------------------------------
     $2,000        Medical College of Hampton Roads,
                   6.875%, 11/15/11                          $  2,079,660
        750        Virginia College Building Authority,
                   (Hampton University), 5.75%, 4/1/14            778,260
-------------------------------------------------------------------------
                                                             $  2,857,920
-------------------------------------------------------------------------
Electric Utilities -- 0.9%
-------------------------------------------------------------------------
     $1,000        Puerto Rico Electric Power Authority,
                   RITES, Variable Rate, 7/1/29(1)(2)        $  1,041,620
-------------------------------------------------------------------------
                                                             $  1,041,620
-------------------------------------------------------------------------
Escrowed / Prerefunded -- 9.5%
-------------------------------------------------------------------------
     $1,665        Arlington County IDA, (AMBAC),
                   Prerefunded to 9/1/03, 5.00%, 9/1/21      $  1,645,003
      3,500        Peninsula Ports Authority of Virginia,
                   (Riverside Health System), Prerefunded
                   to 7/1/02, 6.625%, 7/1/10                    3,710,875
      2,400        Prince William County IDA, (Potomac
                   Hospital), Prerefunded to 10/1/05,
                   6.85%, 10/1/25                               2,745,264
        900        Puerto Rico Telephone Authority, (MBIA),
                   Prerefunded to 1/1/03, Variable Rate,
                   1/16/15(3)                                     981,000
      1,060        Washington County IDA, (Johnston
                   Memorial Hospital), Prerefunded to
                   7/1/02, 7.00%, 7/1/22                        1,128,889
      1,000        Washington County IDA, (Johnston
                   Memorial Hospital), Prerefunded to
                   7/1/05, 6.00%, 7/1/14                        1,099,770
-------------------------------------------------------------------------
                                                             $ 11,310,801
-------------------------------------------------------------------------
General Obligations -- 5.6%
-------------------------------------------------------------------------
     $2,165        Arlington County, 5.25%, 6/1/18           $  2,217,999
      1,000        Puerto Rico, Variable Rate, 7/1/27(2)(3)       976,780
      3,500        Virginia, Public School Authority,
                   5.00%, 8/1/20                                3,471,930
-------------------------------------------------------------------------
                                                             $  6,666,709
-------------------------------------------------------------------------
Hospital -- 3.0%
-------------------------------------------------------------------------
     $1,500        Fairfax County IDA, (Inova Health
                   System), 5.00%, 8/15/14                   $  1,534,710
      2,000        Fairfax County IDA, (Inova Health
                   System), 5.00%, 8/15/15                      2,031,920
-------------------------------------------------------------------------
                                                             $  3,566,630
-------------------------------------------------------------------------
Housing -- 5.4%
-------------------------------------------------------------------------
     $1,000        Alexandria Redevelopment and Housing
                   Authority, MFMR, (Buckingham Village
                   Apartments), (AMT), 5.45%, 7/1/18         $    952,510
      2,160        Multifamily Housing Bond Pass Through
                   Certificates of Beneficial Owners,
                   (AMT), 6.00%, 11/1/33                        2,174,018
      1,500        Prince William County IDA, (Melrose
                   Apartments), 5.40%, 1/1/29                   1,388,310
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Housing (continued)
-------------------------------------------------------------------------
     $1,900        Virginia HDA, SFMR, Variable Rate,
                   7/1/04(3)                                 $  1,942,750
-------------------------------------------------------------------------
                                                             $  6,457,588
-------------------------------------------------------------------------
Industrial Development Revenue -- 14.5%
-------------------------------------------------------------------------
     $4,500        Bedford County, (Nekoosa Packaging),
                   (AMT), 5.60%, 12/1/25                     $  3,941,910
      2,190        Chesapeake, (Cargill, Inc.),
                   5.875%, 3/1/13                               2,294,244
      2,000        Giles, (Hoechst Celanese), (AMT),
                   6.45%, 5/1/26                                2,010,020
        500        Giles, (Hoechst Celanese), (AMT),
                   6.625%, 12/1/22                                510,400
      1,500        Isle of Wright County IDA,
                   (International Paper), (AMT),
                   6.60%, 5/1/24                                1,554,420
      2,000        Isle of Wright County IDA, (Union Camp),
                   (AMT), 6.55%, 4/1/24(4)                      2,034,800
      1,000        James City County IDA, (Anheuser Busch),
                   (AMT), 6.00%, 4/1/32                         1,032,470
        400        Peninsula Ports Authority, (Zeigler
                   Coal), 6.90%, 5/2/22(5)                        138,000
      1,500        Pennisula Ports Authority Revenue (CSX
                   Transportation), 6.00%, 12/15/12             1,500,465
        980        West Point, (Chesapeake Corp.),
                   6.25%, 3/1/19                                  888,233
      1,435        West Point, (Chesapeake Corp.), (AMT),
                   6.375%, 3/1/19                               1,298,503
-------------------------------------------------------------------------
                                                             $ 17,203,465
-------------------------------------------------------------------------
Insured-Education -- 4.7%
-------------------------------------------------------------------------
     $5,430        Virginia College Building Authority,
                   (Washington and Lee University), (MBIA),
                   5.25%, 1/1/31                             $  5,600,393
-------------------------------------------------------------------------
                                                             $  5,600,393
-------------------------------------------------------------------------
Insured-Hospital -- 7.6%
-------------------------------------------------------------------------
     $1,500        Henrico County, (Bon Secour Health
                   Systems), (MBIA), 6.25%, 8/15/20          $  1,724,415
      5,000        Virginia Beach, (Virginia Beach Memorial
                   Hospital), (AMBAC), 5.125%, 2/15/18          5,090,900
      1,900        Winchester IDA, (Winchester Medical
                   Center), (AMBAC), Variable Rate,
                   1/21/14(3)                                   2,251,500
-------------------------------------------------------------------------
                                                             $  9,066,815
-------------------------------------------------------------------------
Insured-Housing -- 1.1%
-------------------------------------------------------------------------
     $1,250        Fairfax County Redevelopment and Housing
                   Authority MFMR, (FHA), 7.00%, 5/1/26      $  1,298,787
-------------------------------------------------------------------------
                                                             $  1,298,787
-------------------------------------------------------------------------
Insured-Transportation -- 6.7%
-------------------------------------------------------------------------
     $5,000        Chesapeake Bay Bridge and Tunnel
                   Commission District Revenue, (General
                   Resolution), (MBIA), 5.50%, 7/1/25        $  5,338,350
      1,000        Metro Washington D.C., Airport
                   Authority, (FGIC), (AMT),
                   5.00%, 10/1/27                                 962,120

                       SEE NOTES TO FINANCIAL STATEMENTS

VIRGINIA MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Insured-Transportation (continued)
-------------------------------------------------------------------------
     $1,650        Norfolk, Parking System Revenue, (MBIA),
                   5.00%, 2/1/29                             $  1,604,443
-------------------------------------------------------------------------
                                                             $  7,904,913
-------------------------------------------------------------------------
Insured-Utilities -- 1.1%
-------------------------------------------------------------------------
     $1,345        Richmond, Public Utility Revenue,
                   (FGIC), 5.125%, 1/15/28                   $  1,343,951
-------------------------------------------------------------------------
                                                             $  1,343,951
-------------------------------------------------------------------------
Insured-Water and Sewer -- 15.9%
-------------------------------------------------------------------------
     $4,950        Loudoun County, Sanitation Authority,
                   Water and Sewer Revenue, (MBIA),
                   4.75%, 1/1/30                             $  4,594,392
      1,000        Loudoun County, Sanitation Authority,
                   Water and Sewer Revenue, (MBIA),
                   4.75%, 1/1/21                                  946,660
      1,500        Norfolk, Water Authority, (MBIA),
                   5.90%, 11/1/25                               1,584,660
      2,625        Prince William County Service Authority,
                   (FGIC), 4.75%, 7/1/29(6)                     2,446,264
      6,150        Upper Occoquan Sewage Authority, (MBIA),
                   4.75%, 7/1/29                                5,737,274
      1,000        Upper Occoquan Sewage Authority, (MBIA),
                   5.15%, 7/1/20                                1,026,530
      2,500        Virginia Resource Authority, (MBIA),
                   5.50%, 5/1/26                                2,593,900
-------------------------------------------------------------------------
                                                             $ 18,929,680
-------------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 1.1%
-------------------------------------------------------------------------
     $1,250        King George County IDA, Lease,
                   7.00%, 12/15/12                           $  1,260,475
-------------------------------------------------------------------------
                                                             $  1,260,475
-------------------------------------------------------------------------
Nursing Home -- 0.1%
-------------------------------------------------------------------------
     $   60        Covington-Allegheny County, IDA,
                   (Beverly Enterprises), 9.375%, 9/1/01     $     60,711
-------------------------------------------------------------------------
                                                             $     60,711
-------------------------------------------------------------------------
Solid Waste -- 1.9%
-------------------------------------------------------------------------
     $2,250        Southeastern Public Service Authority,
                   Solid Waste Systems, (AMT),
                   6.00%, 7/1/13                             $  2,289,690
-------------------------------------------------------------------------
                                                             $  2,289,690
-------------------------------------------------------------------------
Special Tax Revenue -- 5.9%
-------------------------------------------------------------------------
     $1,500        Dulles Community Development Authority,
                   (Dulles Town Center), 6.25%, 3/1/26       $  1,453,050
      1,900        Heritage Hunt Community Development
                   Authority, 6.85%, 3/1/19                     1,933,687
      1,000        Puerto Rico Infrastructure Financing
                   Authority,
                   Variable Rate, 10/1/34(1)(2)                 1,119,280
      2,500        Virginia Transportation Board, Route 58
                   Corridor, 5.125%, 5/15/19                    2,513,125
-------------------------------------------------------------------------
                                                             $  7,019,142
-------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Transportation -- 6.2%
-------------------------------------------------------------------------
     $1,390        Peninsula Airport Commission, (AMT),
                   5.50%, 7/15/21(7)                         $  1,415,048
      2,100        Puerto Rico Highway and Transportation
                   Authority, 4.75%, 7/1/38                     1,932,588
      1,750        Puerto Rico Highway and Transportation
                   Authority, 5.00%, 7/1/36                     1,688,068
      1,250        Virginia Port Authority, (AMT),
                   5.90%, 7/1/16                                1,311,800
      1,000        Virginia State Transportation Board
                   Revenue, Route 28, Variable Rate,
                   4/1/18(3)                                    1,074,700
-------------------------------------------------------------------------
                                                             $  7,422,204
-------------------------------------------------------------------------
Water and Sewer -- 5.4%
-------------------------------------------------------------------------
     $3,500        Fairfax County Water Authority,
                   5.00%, 4/1/21(6)                          $  3,506,440
      1,000        Fairfax County Water Authority,
                   Variable Rate, 4/1/29(2)(3)                  1,029,140
      1,750        Virginia Resource Authority, Clean Water
                   Revenue, (Revolving Fund),
                   5.625%, 10/1/22                              1,837,203
-------------------------------------------------------------------------
                                                             $  6,372,783
-------------------------------------------------------------------------
Total Tax-Exempt Investments -- 99.0%
   (identified cost $111,878,730)                            $117,674,277
-------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.0%                       $  1,161,182
-------------------------------------------------------------------------
Net Assets -- 100.0%                                         $118,835,459
-------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
 The Portfolio invests primarily in debt securities issued by Virginia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 2001, 39.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 1.1% to 27.0% of total investments.
 (1)  Security has been issued as a leveraged inverse floater bond.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3)  Security has been issued as an inverse floater bond.
 (4) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (5)  Non-income producing security.
 (6) Security (or a portion thereof) has been segregated to cover when-issued securities.
 (7)  When-issued security.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS (UNAUDITED)

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2001

                                ALABAMA PORTFOLIO  ARKANSAS PORTFOLIO  GEORGIA PORTFOLIO  KENTUCKY PORTFOLIO
------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------
Investments --
   Identified cost                 $61,700,496        $39,141,993         $60,203,494        $76,246,546
   Unrealized appreciation           2,816,405          2,077,647           2,143,011          2,007,734
------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE              $64,516,901        $41,219,640         $62,346,505        $78,254,280
------------------------------------------------------------------------------------------------------------
Cash                               $    93,440        $   128,178         $   493,353        $        --
Receivable for investments
   sold                                     --                 --                  --          1,059,890
Interest receivable                    778,596            569,926             824,664          1,252,752
Prepaid expenses                           506                316                 484                635
------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                       $65,389,443        $41,918,060         $63,665,006        $80,567,557
------------------------------------------------------------------------------------------------------------

Liabilities
------------------------------------------------------------------------------------------------------------
Payable for daily variation
   margin on open financial
   futures contracts               $     3,714        $        --         $     1,875        $     4,126
Demand note payable                         --                 --                  --            400,000
Due to bank                                 --                 --                  --             39,895
Payable to affiliate for
   Trustees' fees                           --                 --                 560                560
Accrued expenses                        23,660             18,629              14,886             21,617
------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                  $    27,374        $    18,629         $    17,321        $   466,198
------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   INVESTORS' INTEREST IN
   PORTFOLIO                       $65,362,069        $41,899,431         $63,647,685        $80,101,359
------------------------------------------------------------------------------------------------------------

Sources of Net Assets
------------------------------------------------------------------------------------------------------------
Net proceeds from capital
   contributions and
   withdrawals                     $62,561,712        $39,821,784         $61,532,421        $78,111,456
Net unrealized appreciation
   (computed on the basis of
   identified cost)                  2,800,357          2,077,647           2,115,264          1,989,903
------------------------------------------------------------------------------------------------------------
TOTAL                              $65,362,069        $41,899,431         $63,647,685        $80,101,359
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2001

                                LOUISIANA PORTFOLIO  MARYLAND PORTFOLIO  MISSOURI PORTFOLIO  NORTH CAROLINA PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
Assets
---------------------------------------------------------------------------------------------------------------------
Investments --
   Identified cost                  $26,297,228         $80,413,678         $54,584,070            $ 91,976,571
   Unrealized appreciation            1,139,802            (997,366)          2,500,788               6,884,916
---------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE               $27,437,030         $79,416,312         $57,084,858            $ 98,861,487
---------------------------------------------------------------------------------------------------------------------
Cash                                $   185,301         $ 2,239,676         $    15,230            $    280,010
Receivable for investments
   sold                                  55,079               5,000              20,000                      --
Interest receivable                     397,461           1,161,900             705,429               1,239,913
Prepaid expenses                            221                 636                 443                     858
---------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                        $28,075,092         $82,823,524         $57,825,960            $100,382,268
---------------------------------------------------------------------------------------------------------------------

Liabilities
---------------------------------------------------------------------------------------------------------------------
Payable for daily variation
   margin on open financial
   futures contracts                $     1,750         $     4,126         $     1,875            $      4,125
Payable to affiliate for
   Trustees' fees                           893                  --               3,344                     980
Accrued expenses                          6,697              21,231              19,885                  52,321
---------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                   $     9,340         $    25,357         $    25,104            $     57,426
---------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   INVESTORS' INTEREST IN
   PORTFOLIO                        $28,065,752         $82,798,167         $57,800,856            $100,324,842
---------------------------------------------------------------------------------------------------------------------

Sources of Net Assets
---------------------------------------------------------------------------------------------------------------------
Net proceeds from capital
   contributions and
   withdrawals                      $26,957,979         $83,813,364         $55,327,814            $ 93,515,413
Net unrealized appreciation
   (computed on the basis of
   identified cost)                   1,107,773          (1,015,197)          2,473,042               6,809,429
---------------------------------------------------------------------------------------------------------------------
TOTAL                               $28,065,752         $82,798,167         $57,800,856            $100,324,842
---------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2001

                                OREGON PORTFOLIO  SOUTH CAROLINA PORTFOLIO  TENNESSEE PORTFOLIO  VIRGINIA PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
Assets
-------------------------------------------------------------------------------------------------------------------
Investments --
   Identified cost                $79,507,405           $34,329,270             $41,600,655         $111,878,730
   Unrealized appreciation          3,084,361               985,875               2,186,948            5,795,547
-------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE             $82,591,766           $35,315,145             $43,787,603         $117,674,277
-------------------------------------------------------------------------------------------------------------------
Cash                              $        --           $   590,412             $   637,571         $    801,850
Receivable for investments
   sold                                15,000                    --               1,010,000              100,000
Interest receivable                 1,061,159               524,196                 656,746            1,634,601
Prepaid expenses                          635                   285                     349                  898
-------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                      $83,668,560           $36,430,038             $46,092,269         $120,211,626
-------------------------------------------------------------------------------------------------------------------

Liabilities
-------------------------------------------------------------------------------------------------------------------
Payable for daily variation
   margin on open financial
   futures contracts              $        --           $        --             $     1,375         $      7,375
Demand note payable                   300,000                    --                      --                   --
Payable for when-issued
   securities                              --                    --                      --            1,345,579
Due to bank                            17,160                    --                      --                   --
Payable to affiliate for
   Trustees' fees                       3,345                   700                     893                1,120
Accrued expenses                       20,634                15,119                  12,608               22,093
-------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                 $   341,139           $    15,819             $    14,876         $  1,376,167
-------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   INVESTORS' INTEREST IN
   PORTFOLIO                      $83,327,421           $36,414,219             $46,077,393         $118,835,459
-------------------------------------------------------------------------------------------------------------------

Sources of Net Assets
-------------------------------------------------------------------------------------------------------------------
Net proceeds from capital
   contributions and
   withdrawals                    $80,243,060           $35,428,344             $43,910,792         $113,174,889
Net unrealized appreciation
   (computed on the basis of
   identified cost)                 3,084,361               985,875               2,166,601            5,660,570
-------------------------------------------------------------------------------------------------------------------
TOTAL                             $83,327,421           $36,414,219             $46,077,393         $118,835,459
-------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001

                                          ALABAMA PORTFOLIO  ARKANSAS PORTFOLIO  GEORGIA PORTFOLIO  KENTUCKY PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
Investment Income
----------------------------------------------------------------------------------------------------------------------
Interest                                     $1,880,206          $1,226,254         $1,835,715          $2,310,008
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                      $1,880,206          $1,226,254         $1,835,715          $2,310,008
----------------------------------------------------------------------------------------------------------------------

Expenses
----------------------------------------------------------------------------------------------------------------------
Investment adviser fee                       $  106,235          $   51,500         $  100,589          $  142,106
Trustees fees and expenses                        4,573               1,632              4,573               4,573
Legal and accounting services                    16,561              15,412             12,811              17,868
Custodian fee                                    26,890              14,995             20,681              30,618
Miscellaneous                                     3,526               2,300              3,082               3,671
----------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                               $  157,785          $   85,839         $  141,736          $  198,836
----------------------------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                $    7,890          $    3,714         $   10,795          $   18,746
----------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                     $    7,890          $    3,714         $   10,795          $   18,746
----------------------------------------------------------------------------------------------------------------------

NET EXPENSES                                 $  149,895          $   82,125         $  130,941          $  180,090
----------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                        $1,730,311          $1,144,129         $1,704,774          $2,129,918
----------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                            $   71,305          $ (115,676)        $  (95,805)         $  329,114
   Financial futures contracts                   (9,043)                 --            (81,103)            (10,048)
   Options                                      (12,738)                 --                 --                  --
----------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)                     $   49,524          $ (115,676)        $ (176,908)         $  319,066
----------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)       $2,077,903          $1,139,978         $1,864,220          $1,260,287
   Financial futures contracts                  (16,048)                 --            (27,746)            (17,831)
----------------------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                            $2,061,855          $1,139,978         $1,836,474          $1,242,456
----------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN             $2,111,379          $1,024,302         $1,659,566          $1,561,522
----------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                                $3,841,690          $2,168,431         $3,364,340          $3,691,440
----------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001

                                          LOUISIANA PORTFOLIO  MARYLAND PORTFOLIO  MISSOURI PORTFOLIO  NORTH CAROLINA PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
Investment Income
-------------------------------------------------------------------------------------------------------------------------------
Interest                                      $  798,688           $2,242,410          $1,770,061             $3,069,401
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                       $  798,688           $2,242,410          $1,770,061             $3,069,401
-------------------------------------------------------------------------------------------------------------------------------

Expenses
-------------------------------------------------------------------------------------------------------------------------------
Investment adviser fee                        $   28,045           $  142,498          $   91,497             $  201,343
Trustees fees and expenses                         1,965                4,937               7,357                  6,279
Legal and accounting services                     18,275               17,870              10,187                 19,268
Custodian fee                                     11,918               27,329              18,233                 39,436
Miscellaneous                                      2,376                3,504               2,796                  5,037
-------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                $   62,579           $  196,138          $  130,070             $  271,363
-------------------------------------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                 $    3,170           $   17,835          $    6,125             $   22,282
-------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                      $    3,170           $   17,835          $    6,125             $   22,282
-------------------------------------------------------------------------------------------------------------------------------

NET EXPENSES                                  $   59,409           $  178,303          $  123,945             $  249,081
-------------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                         $  739,279           $2,064,107          $1,646,116             $2,820,320
-------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                             $   40,376           $ (165,366)         $  123,229             $  595,991
   Financial futures contracts                   (62,396)             (10,047)            (81,103)              (147,077)
   Options                                            --              (14,282)                 --                     --
-------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)                      $  (22,020)          $ (189,695)         $   42,126             $  448,914
-------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)        $1,019,454           $2,506,656          $1,516,171             $1,772,711
   Financial futures contracts                   (29,984)             (17,831)            (27,746)               (70,149)
-------------------------------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                             $  989,470           $2,488,825          $1,488,425             $1,702,562
-------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN              $  967,450           $2,299,130          $1,530,551             $2,151,476
-------------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                                 $1,706,729           $4,363,237          $3,176,667             $4,971,796
-------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001

                                          OREGON PORTFOLIO  SOUTH CAROLINA PORTFOLIO  TENNESSEE PORTFOLIO  VIRGINIA PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
Investment Income
-----------------------------------------------------------------------------------------------------------------------------
Interest                                     $2,453,345            $1,047,953             $1,314,126           $3,354,655
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                      $2,453,345            $1,047,953             $1,314,126           $3,354,655
-----------------------------------------------------------------------------------------------------------------------------

Expenses
-----------------------------------------------------------------------------------------------------------------------------
Investment adviser fee                       $  149,307            $   39,804             $   59,682           $  225,178
Trustees fees and expenses                        7,358                 1,772                  1,964                6,419
Legal and accounting services                    11,386                15,380                  9,125               19,293
Custodian fee                                    21,555                14,747                 16,959               29,483
Miscellaneous                                     4,992                 2,450                  2,299                5,245
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                               $  194,598            $   74,153             $   90,029           $  285,618
-----------------------------------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                $       --            $    7,721             $    6,752               17,286
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                     $       --            $    7,721             $    6,752           $   17,286
-----------------------------------------------------------------------------------------------------------------------------

NET EXPENSES                                 $  194,598            $   66,432             $   83,277           $  268,332
-----------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                        $2,258,747            $  981,521             $1,230,849           $3,086,323
-----------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                            $   13,624            $   69,221             $  205,730           $ (565,674)
   Financial futures contracts                       --               (48,818)               (59,476)            (262,956)
-----------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)                     $   13,624            $   20,403             $  146,254           $ (828,630)
-----------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)       $1,430,314            $  767,057             $  948,746           $3,990,395
   Financial futures contracts                       --                    --                (20,347)            (125,434)
-----------------------------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                            $1,430,314            $  767,057             $  928,399           $3,864,961
-----------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN             $1,443,938            $  787,460             $1,074,653           $3,036,331
-----------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                                $3,702,685            $1,768,981             $2,305,502           $6,122,654
-----------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001

  INCREASE (DECREASE) IN NET ASSETS  ALABAMA PORTFOLIO  ARKANSAS PORTFOLIO  GEORGIA PORTFOLIO  KENTUCKY PORTFOLIO
  ---------------------------------------------------------------------------------------------------------------
  From operations --
     Net investment income              $ 1,730,311        $ 1,144,129         $ 1,704,774        $ 2,129,918
     Net realized gain (loss)                49,524           (115,676)           (176,908)           319,066
     Net change in unrealized
        appreciation (depreciation)       2,061,855          1,139,978           1,836,474          1,242,456
  ---------------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS FROM
     OPERATIONS                         $ 3,841,690        $ 2,168,431         $ 3,364,340        $ 3,691,440
  ---------------------------------------------------------------------------------------------------------------
  Capital transactions --
     Contributions                      $ 2,516,752        $   886,121         $ 3,660,790        $ 3,510,749
     Withdrawals                         (7,649,757)        (3,388,344)         (6,444,376)        (8,808,652)
  ---------------------------------------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS FROM
     CAPITAL TRANSACTIONS               $(5,133,005)       $(2,502,223)        $(2,783,586)       $(5,297,903)
  ---------------------------------------------------------------------------------------------------------------

  NET INCREASE (DECREASE) IN NET
     ASSETS                             $(1,291,315)       $  (333,792)        $   580,754        $(1,606,463)
  ---------------------------------------------------------------------------------------------------------------

  Net Assets
  ---------------------------------------------------------------------------------------------------------------
  At beginning of period                $66,653,384        $42,233,223         $63,066,931        $81,707,822
  ---------------------------------------------------------------------------------------------------------------
  AT END OF PERIOD                      $65,362,069        $41,899,431         $63,647,685        $80,101,359
  ---------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001

  INCREASE (DECREASE) IN NET ASSETS  LOUISIANA PORTFOLIO  MARYLAND PORTFOLIO  MISSOURI PORTFOLIO  NORTH CAROLINA PORTFOLIO
  ------------------------------------------------------------------------------------------------------------------------
  From operations --
     Net investment income               $   739,279         $ 2,064,107         $ 1,646,116            $  2,820,320
     Net realized gain (loss)                (22,020)           (189,695)             42,126                 448,914
     Net change in unrealized
        appreciation (depreciation)          989,470           2,488,825           1,488,425               1,702,562
  ------------------------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS FROM
     OPERATIONS                          $ 1,706,729         $ 4,363,237         $ 3,176,667            $  4,971,796
  ------------------------------------------------------------------------------------------------------------------------
  Capital transactions --
     Contributions                       $ 1,229,089         $ 3,647,055         $   835,288            $  2,701,113
     Withdrawals                          (3,311,103)         (6,887,987)         (5,137,676)            (17,841,191)
  ------------------------------------------------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS FROM
     CAPITAL TRANSACTIONS                $(2,082,014)        $(3,240,932)        $(4,302,388)           $(15,140,078)
  ------------------------------------------------------------------------------------------------------------------------

  NET INCREASE (DECREASE) IN NET
     ASSETS                              $  (375,285)        $ 1,122,305         $(1,125,721)           $(10,168,282)
  ------------------------------------------------------------------------------------------------------------------------

  Net Assets
  ------------------------------------------------------------------------------------------------------------------------
  At beginning of period                 $28,441,037         $81,675,862         $58,926,577            $110,493,124
  ------------------------------------------------------------------------------------------------------------------------
  AT END OF PERIOD                       $28,065,752         $82,798,167         $57,800,856            $100,324,842
  ------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001

  INCREASE (DECREASE) IN NET ASSETS  OREGON PORTFOLIO  SOUTH CAROLINA PORTFOLIO  TENNESSEE PORTFOLIO  VIRGINIA PORTFOLIO
  ----------------------------------------------------------------------------------------------------------------------
  From operations --
     Net investment income             $ 2,258,747           $   981,521             $ 1,230,849         $  3,086,323
     Net realized gain (loss)               13,624                20,403                 146,254             (828,630)
     Net change in unrealized
        appreciation (depreciation)      1,430,314               767,057                 928,399            3,864,961
  ----------------------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS FROM
     OPERATIONS                        $ 3,702,685           $ 1,768,981             $ 2,305,502         $  6,122,654
  ----------------------------------------------------------------------------------------------------------------------
  Capital transactions --
     Contributions                     $ 2,572,254           $ 2,793,983             $ 1,976,840         $  4,739,793
     Withdrawals                        (6,659,951)           (3,218,474)             (3,220,126)          (7,803,046)
  ----------------------------------------------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS FROM
     CAPITAL TRANSACTIONS              $(4,087,697)          $  (424,491)            $(1,243,286)        $ (3,063,253)
  ----------------------------------------------------------------------------------------------------------------------

  NET INCREASE (DECREASE) IN NET
     ASSETS                            $  (385,012)          $ 1,344,490             $ 1,062,216         $  3,059,401
  ----------------------------------------------------------------------------------------------------------------------

  Net Assets
  ----------------------------------------------------------------------------------------------------------------------
  At beginning of period               $83,712,433           $35,069,729             $45,015,177         $115,776,058
  ----------------------------------------------------------------------------------------------------------------------
  AT END OF PERIOD                     $83,327,421           $36,414,219             $46,077,393         $118,835,459
  ----------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED AUGUST 31, 2000

  INCREASE (DECREASE) IN NET ASSETS  ALABAMA PORTFOLIO  ARKANSAS PORTFOLIO  GEORGIA PORTFOLIO  KENTUCKY PORTFOLIO
  ---------------------------------------------------------------------------------------------------------------
  From operations --
     Net investment income             $  3,987,431        $  2,546,615       $  3,613,518        $  4,965,522
     Net realized loss                     (311,316)           (326,943)          (272,205)           (132,753)
     Net change in unrealized
        appreciation (depreciation)        (243,544)            178,231            185,594          (2,302,505)
  ---------------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS FROM
     OPERATIONS                        $  3,432,571        $  2,397,903       $  3,526,907        $  2,530,264
  ---------------------------------------------------------------------------------------------------------------
  Capital transactions --
     Contributions                     $  5,799,382        $  2,877,148       $  8,502,969        $  6,340,470
     Withdrawals                        (24,719,837)        (13,532,599)       (20,183,370)        (24,924,822)
  ---------------------------------------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS FROM
     CAPITAL TRANSACTIONS              $(18,920,455)       $(10,655,451)      $(11,680,401)       $(18,584,352)
  ---------------------------------------------------------------------------------------------------------------

  NET DECREASE IN NET ASSETS           $(15,487,884)       $ (8,257,548)      $ (8,153,494)       $(16,054,088)
  ---------------------------------------------------------------------------------------------------------------

  Net Assets
  ---------------------------------------------------------------------------------------------------------------
  At beginning of year                 $ 82,141,268        $ 50,490,771       $ 71,220,425        $ 97,761,910
  ---------------------------------------------------------------------------------------------------------------
  AT END OF YEAR                       $ 66,653,384        $ 42,233,223       $ 63,066,931        $ 81,707,822
  ---------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED AUGUST 31, 2000

  INCREASE (DECREASE) IN NET ASSETS  LOUISIANA PORTFOLIO  MARYLAND PORTFOLIO  MISSOURI PORTFOLIO  NORTH CAROLINA PORTFOLIO
  ------------------------------------------------------------------------------------------------------------------------
  From operations --
     Net investment income               $ 1,668,947         $  4,447,250        $  3,535,586           $  6,560,842
     Net realized gain (loss)               (451,080)             146,316             261,360               (199,853)
     Net change in unrealized
        appreciation (depreciation)          287,757           (1,178,574)         (1,256,378)              (224,134)
  ------------------------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS FROM
     OPERATIONS                          $ 1,505,624         $  3,414,992        $  2,540,568           $  6,136,855
  ------------------------------------------------------------------------------------------------------------------------
  Capital transactions --
     Contributions                       $ 3,902,687         $  5,154,845        $  3,114,514           $  4,312,639
     Withdrawals                          (9,634,774)         (22,117,199)        (14,992,792)           (29,286,500)
  ------------------------------------------------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS FROM
     CAPITAL TRANSACTIONS                $(5,732,087)        $(16,962,354)       $(11,878,278)          $(24,973,861)
  ------------------------------------------------------------------------------------------------------------------------

  NET DECREASE IN NET ASSETS             $(4,226,463)        $(13,547,362)       $ (9,337,710)          $(18,837,006)
  ------------------------------------------------------------------------------------------------------------------------

  Net Assets
  ------------------------------------------------------------------------------------------------------------------------
  At beginning of year                   $32,667,500         $ 95,223,224        $ 68,264,287           $129,330,130
  ------------------------------------------------------------------------------------------------------------------------
  AT END OF YEAR                         $28,441,037         $ 81,675,862        $ 58,926,577           $110,493,124
  ------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED AUGUST 31, 2000

  INCREASE (DECREASE) IN NET ASSETS  OREGON PORTFOLIO  SOUTH CAROLINA PORTFOLIO  TENNESSEE PORTFOLIO  VIRGINIA PORTFOLIO
  ----------------------------------------------------------------------------------------------------------------------
  From operations --
     Net investment income             $  4,814,951          $  2,186,922           $  2,565,593         $  6,919,051
     Net realized gain (loss)              (181,612)               (5,053)                 2,939              709,526
     Net change in unrealized
        appreciation (depreciation)        (192,845)             (728,586)               (60,446)          (2,392,505)
  ----------------------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS FROM
     OPERATIONS                        $  4,440,494          $  1,453,283           $  2,508,086         $  5,236,072
  ----------------------------------------------------------------------------------------------------------------------
  Capital transactions --
     Contributions                     $  7,303,142          $  2,453,688           $  3,532,766         $  7,123,663
     Withdrawals                        (22,348,655)          (13,670,265)           (10,433,144)         (34,207,931)
  ----------------------------------------------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS FROM
     CAPITAL TRANSACTIONS              $(15,045,513)         $(11,216,577)          $ (6,900,378)        $(27,084,268)
  ----------------------------------------------------------------------------------------------------------------------

  NET DECREASE IN NET ASSETS           $(10,605,019)         $ (9,763,294)          $ (4,392,292)        $(21,848,196)
  ----------------------------------------------------------------------------------------------------------------------

  Net Assets
  ----------------------------------------------------------------------------------------------------------------------
  At beginning of year                 $ 94,317,452          $ 44,833,023           $ 49,407,469         $137,624,254
  ----------------------------------------------------------------------------------------------------------------------
  AT END OF YEAR                       $ 83,712,433          $ 35,069,729           $ 45,015,177         $115,776,058
  ----------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                                 ALABAMA PORTFOLIO
                                  -------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                       YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2001    ----------------------------------------------------------
                                  (UNAUDITED)            2000        1999        1998        1997         1996
-----------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                               0.48%(1)        0.49%       0.46%       0.49%        0.50%        0.49%
   Expenses after custodian
      fee reduction                       0.46%(1)        0.48%       0.45%       0.47%        0.49%        0.45%
   Net investment income                  5.36%(1)        5.57%       5.18%       5.21%        5.47%        5.50%
Portfolio Turnover                           2%              8%         23%         23%          23%          52%
-----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
   (000'S OMITTED)                     $65,362         $66,653     $82,141     $94,777     $102,356     $108,544
-----------------------------------------------------------------------------------------------------------------

 (1)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                               ARKANSAS PORTFOLIO
                                  -----------------------------------------------------------------------------
                                  SIX MONTHS ENDED                      YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2001    --------------------------------------------------------
                                  (UNAUDITED)            2000        1999        1998        1997        1996
---------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                               0.42%(1)        0.46%       0.45%       0.44%       0.49%       0.48%
   Expenses after custodian
      fee reduction                       0.40%(1)        0.45%       0.43%       0.43%       0.48%       0.46%
   Net investment income                  5.53%(1)        5.65%       5.25%       5.22%       5.40%       5.40%
Portfolio Turnover                           4%             14%         24%         13%         17%         11%
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
   (000'S OMITTED)                     $41,899         $42,233     $50,491     $56,255     $62,686     $74,103
---------------------------------------------------------------------------------------------------------------

 (1)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                                GEORGIA PORTFOLIO
                                  ------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                       YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2001    ---------------------------------------------------------
                                  (UNAUDITED)            2000        1999        1998        1997        1996
----------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                               0.45%(1)        0.49%       0.46%       0.48%       0.49%        0.50%
   Expenses after custodian
      fee reduction                       0.42%(1)        0.47%       0.42%       0.47%       0.47%        0.45%
   Net investment income                  5.50%(1)        5.69%       5.31%       5.29%       5.55%        5.59%
Portfolio Turnover                           3%             13%         38%         19%         13%          21%
----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
   (000'S OMITTED)                     $63,648         $63,067     $71,220     $87,251     $95,162     $108,974
----------------------------------------------------------------------------------------------------------------

 (1)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                                 KENTUCKY PORTFOLIO
                                  --------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                        YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2001    -----------------------------------------------------------
                                  (UNAUDITED)            2000        1999        1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                               0.50%(1)        0.52%       0.49%        0.49%        0.51%        0.53%
   Expenses after custodian
      fee reduction                       0.45%(1)        0.50%       0.47%        0.48%        0.48%        0.50%
   Net investment income                  5.34%(1)        5.75%       5.36%        5.38%        5.56%        5.49%
Portfolio Turnover                          10%             11%         11%          15%          28%          28%
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
   (000'S OMITTED)                     $80,101         $81,708     $97,762     $112,635     $123,110     $133,017
------------------------------------------------------------------------------------------------------------------

 (1)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                               LOUISIANA PORTFOLIO
                                  -----------------------------------------------------------------------------
                                  SIX MONTHS ENDED                      YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2001    --------------------------------------------------------
                                  (UNAUDITED)            2000        1999        1998        1997        1996
---------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data+
---------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Net expenses                           0.45%(1)        0.39%       0.37%       0.39%       0.40%       0.30%
   Net expenses after
      custodian fee reduction             0.43%(1)        0.35%       0.34%       0.34%       0.38%       0.23%
   Net investment income                  5.34%(1)        5.63%       5.16%       5.25%       5.85%       5.90%
Portfolio Turnover                           7%             14%         20%         43%         27%         99%
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
   (000'S OMITTED)                     $28,066         $28,441     $32,668     $36,510     $34,432     $35,049
---------------------------------------------------------------------------------------------------------------
+  The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses                                                                                               0.41%
   Expenses after custodian
      fee reduction                                                                                       0.35%
   Net investment income                                                                                  5.79%
---------------------------------------------------------------------------------------------------------------

 (1)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                                 MARYLAND PORTFOLIO
                                  --------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                        YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2001    -----------------------------------------------------------
                                  (UNAUDITED)            2000        1999        1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                               0.48%(1)        0.51%       0.49%        0.48%        0.48%        0.51%
   Expenses after custodian
      fee reduction                       0.44%(1)        0.49%       0.46%        0.44%        0.45%        0.48%
   Net investment income                  5.10%(1)        5.18%       5.05%        5.11%        5.38%        5.50%
Portfolio Turnover                          12%              9%         31%          30%          30%          33%
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
   (000'S OMITTED)                     $82,798         $81,676     $95,223     $105,152     $107,401     $110,588
------------------------------------------------------------------------------------------------------------------

 (1)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                               MISSOURI PORTFOLIO
                                  -----------------------------------------------------------------------------
                                  SIX MONTHS ENDED                      YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2001    --------------------------------------------------------
                                  (UNAUDITED)            2000        1999        1998        1997        1996
---------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                               0.45%(1)        0.49%       0.46%       0.47%       0.47%       0.49%
   Expenses after custodian
      fee reduction                       0.43%(1)        0.48%       0.44%       0.45%       0.46%       0.47%
   Net investment income                  5.72%(1)        5.80%       5.28%       5.31%       5.52%       5.52%
Portfolio Turnover                           5%              8%         21%         11%          5%         36%
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
   (000'S OMITTED)                     $57,801         $58,927     $68,264     $74,398     $79,882     $85,162
---------------------------------------------------------------------------------------------------------------

 (1)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                               NORTH CAROLINA PORTFOLIO
                                  ----------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                         YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2001    -------------------------------------------------------------
                                  (UNAUDITED)            2000         1999         1998         1997         1996
--------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                               0.52%(1)         0.52%        0.50%        0.51%        0.52%        0.52%
   Expenses after custodian
      fee reduction                       0.48%(1)         0.49%        0.49%        0.48%        0.50%        0.48%
   Net investment income                  5.41%(1)         5.66%        5.24%        5.31%        5.53%        5.51%
Portfolio Turnover                           9%              17%           3%          26%          42%          54%
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
   (000'S OMITTED)                    $100,325         $110,493     $129,330     $152,930     $167,571     $187,044
--------------------------------------------------------------------------------------------------------------------

 (1)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                                  OREGON PORTFOLIO
                                  --------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                        YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2001    -----------------------------------------------------------
                                  (UNAUDITED)            2000        1999        1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                               0.47%(1)        0.51%       0.48%        0.48%        0.56%        0.50%
   Expenses after custodian
      fee reduction                       0.47%(1)        0.50%       0.47%        0.48%        0.55%        0.47%
   Net investment income                  5.50%(1)        5.63%       5.27%        5.28%        5.46%        5.37%
Portfolio Turnover                           4%             25%         35%           9%          22%          28%
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
   (000'S OMITTED)                     $83,327         $83,712     $94,317     $103,755     $113,693     $129,759
------------------------------------------------------------------------------------------------------------------

 (1)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                            SOUTH CAROLINA PORTFOLIO
                                  -----------------------------------------------------------------------------
                                  SIX MONTHS ENDED                      YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2001    --------------------------------------------------------
                                  (UNAUDITED)            2000        1999        1998        1997        1996
---------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                               0.42%(1)        0.44%       0.43%       0.44%       0.51%       0.53%
   Expenses after custodian
      fee reduction                       0.38%(1)        0.42%       0.40%       0.43%       0.50%       0.51%
   Net investment income                  5.65%(1)        5.77%       5.33%       5.37%       5.59%       5.65%
Portfolio Turnover                          14%             12%         26%         21%          8%         36%
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
   (000'S OMITTED)                     $36,414         $35,499     $44,833     $50,117     $53,970     $58,318
---------------------------------------------------------------------------------------------------------------

 (1)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                               TENNESSEE PORTFOLIO
                                  -----------------------------------------------------------------------------
                                  SIX MONTHS ENDED                      YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2001    --------------------------------------------------------
                                  (UNAUDITED)            2000        1999        1998        1997        1996
---------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                               0.40%(1)        0.44%       0.42%       0.44%       0.43%       0.45%
   Expenses after custodian
      fee reduction                       0.37%(1)        0.42%       0.41%       0.42%       0.42%       0.43%
   Net investment income                  5.48%(1)        5.61%       5.23%       5.20%       5.48%       5.52%
Portfolio Turnover                           0%              9%         13%         21%          3%         39%
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
   (000'S OMITTED)                     $46,077         $45,015     $49,407     $53,709     $54,162     $56,065
---------------------------------------------------------------------------------------------------------------

 (1)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                                  VIRGINIA PORTFOLIO
                                  ----------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                         YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2001    -------------------------------------------------------------
                                  (UNAUDITED)            2000         1999         1998         1997         1996
--------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                               0.50%(1)         0.54%        0.50%        0.52%        0.52%        0.51%
   Expenses after custodian
      fee reduction                       0.47%(1)         0.53%        0.48%        0.50%        0.49%        0.48%
   Net investment income                  5.39%(1)         5.61%        5.26%        5.27%        5.53%        5.55%
Portfolio Turnover                          22%              23%          17%           8%          25%          30%
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
   (000'S OMITTED)                    $118,835         $115,776     $137,624     $151,257     $161,658     $177,644
--------------------------------------------------------------------------------------------------------------------

 (1)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2001

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1 Significant Accounting Policies
-------------------------------------------
   Alabama Municipals Portfolio (Alabama Portfolio), Arkansas Municipals Portfolio (Arkansas Portfolio), Georgia Municipals Portfolio (Georgia Portfolio), Kentucky Municipals Portfolio (Kentucky Portfolio), Louisiana Municipals Portfolio (Louisiana Portfolio), Maryland Municipals Portfolio (Maryland Portfolio), Missouri Municipals Portfolio (Missouri Portfolio), North Carolina Municipals Portfolio (North Carolina Portfolio), Oregon Municipals Portfolio (Oregon Portfolio), South Carolina Municipals Portfolio (South Carolina Portfolio), Tennessee Municipals Portfolio (Tennessee Portfolio) and Virginia Municipals Portfolio (Virginia Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The Portfolios, which were organized as trusts under the laws of the State of New York on May 1, 1992, seek to achieve current income exempt from regular federal income tax and from particular state or local income or other taxes. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies of the Portfolios. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Financial futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on financial futures contracts are normally valued at the mean between the latest bid and asked prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates fair value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discounts when required for Federal income tax purposes. The Portfolios comply with the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000.

 C Federal Taxes -- The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

 D Financial Futures Contracts -- Upon the entering of a financial futures contract, a Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 E Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by a Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sale transaction, a Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.

 F When-issued and Delayed Delivery Transactions -- The Portfolios may engage in

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2001

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

   when-issued and delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

 G Other -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed based on the specific identification of the securities sold.

 H Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolios' custodian fees are reported as a reduction of total expenses in the Statement of Operations.

 I Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 J Interim of Financial Statements -- The interim financial statements relating to February 28, 2001, and for the six months then ended have not been audited by independent certified public accountants, but in the opinion of the Portfolios' management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the six months ended February 28, 2001, the Portfolios paid advisory fees as follows:

    PORTFOLIO                                 AMOUNT    EFFECTIVE RATE*
    -----------------------------------------------------------------------
    Alabama                                   $106,235                0.33%
    Arkansas                                    51,500                0.25%
    Georgia                                    100,589                0.32%
    Kentucky                                   142,106                0.36%
    Louisiana                                   28,045                0.20%
    Maryland                                   142,498                0.35%
    Missouri                                    91,497                0.32%
    North Carolina                             201,343                0.39%
    Oregon                                     149,307                0.36%
    South Carolina                              39,804                0.23%
    Tennessee                                   59,682                0.27%
    Virginia                                   225,178                0.39%

 * Advisory fees paid as a percentage of average daily net assets (annualized).

   Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee.

   Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended February 28, 2001, no significant amounts have been deferred.

   Certain officers and Trustees of the Portfolios are officers of the above organizations.

3 Investments
-------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities, purchased options and short-term obligations, for the six months ended February 28, 2001, were as follows:

    ALABAMA PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $ 1,462,795
    Sales                                       4,502,996

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2001

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

    ARKANSAS PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $ 1,516,583
    Sales                                       2,953,387

    GEORGIA PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $ 2,112,964
    Sales                                       3,575,802
    KENTUCKY PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $ 7,612,965
    Sales                                      11,459,882

    LOUISIANA PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $ 1,850,951
    Sales                                       3,520,177

    MARYLAND PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $ 9,491,923
    Sales                                      12,556,691

    MISSOURI PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $ 2,711,108
    Sales                                       4,724,910
    NORTH CAROLINA PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $ 9,308,228
    Sales                                      21,748,911
    OREGON PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $ 3,353,034
    Sales                                       4,827,319
    SOUTH CAROLINA PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $ 5,040,341
    Sales                                       4,932,843

    TENNESSEE PORTFOLIO
    -----------------------------------------------------
    Sales                                       1,583,875
    VIRGINIA PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $26,462,225
    Sales                                      25,027,272

4 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned by each Portfolio at February 28, 2001, as computed on a federal income tax basis, are as follows:

    ALABAMA PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 61,700,496
    ------------------------------------------------------
    Gross unrealized appreciation             $  3,238,116
    Gross unrealized depreciation                 (421,711)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  2,816,405
    ------------------------------------------------------

    ARKANSAS PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 39,141,993
    ------------------------------------------------------
    Gross unrealized appreciation             $  2,347,351
    Gross unrealized depreciation                 (269,703)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  2,077,647
    ------------------------------------------------------

    GEORGIA PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 60,203,494
    ------------------------------------------------------
    Gross unrealized appreciation             $  4,053,792
    Gross unrealized depreciation               (1,910,781)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  2,143,011
    ------------------------------------------------------

    KENTUCKY PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 76,246,546
    ------------------------------------------------------
    Gross unrealized appreciation             $  4,780,687
    Gross unrealized depreciation               (2,772,953)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  2,007,734
    ------------------------------------------------------

    LOUISIANA PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 26,297,228
    ------------------------------------------------------
    Gross unrealized appreciation             $  1,407,598
    Gross unrealized depreciation                 (267,796)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  1,139,802
    ------------------------------------------------------

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2001

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

    MARYLAND PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 80,413,678
    ------------------------------------------------------
    Gross unrealized appreciation             $  3,204,061
    Gross unrealized depreciation               (4,201,427)
    ------------------------------------------------------
    NET UNREALIZED DEPRECIATION               $   (997,366)
    ------------------------------------------------------

    MISSOURI PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 54,584,070
    ------------------------------------------------------
    Gross unrealized appreciation             $  3,719,415
    Gross unrealized depreciation               (1,218,627)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  2,500,788
    ------------------------------------------------------

    NORTH CAROLINA PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 91,976,571
    ------------------------------------------------------
    Gross unrealized appreciation             $  7,626,395
    Gross unrealized depreciation                 (741,479)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  6,884,916
    ------------------------------------------------------

    OREGON PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 79,507,405
    ------------------------------------------------------
    Gross unrealized appreciation             $  3,669,310
    Gross unrealized depreciation                 (584,949)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  3,084,361
    ------------------------------------------------------

    SOUTH CAROLINA PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 34,329,270
    ------------------------------------------------------
    Gross unrealized appreciation             $  1,858,095
    Gross unrealized depreciation                 (872,220)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $    985,875
    ------------------------------------------------------

    TENNESSEE PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 41,600,655
    ------------------------------------------------------
    Gross unrealized appreciation             $  2,588,471
    Gross unrealized depreciation                 (401,523)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  2,186,948
    ------------------------------------------------------

    VIRGINIA PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $111,878,730
    ------------------------------------------------------
    Gross unrealized appreciation             $  7,007,395
    Gross unrealized depreciation               (1,211,848)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  5,795,547
    ------------------------------------------------------

5 Line of Credit
-------------------------------------------
   The Portfolios participate with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolios solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At
   February 28, 2001, the Kentucky Portfolio and Oregon Portfolio had balances outstanding pursuant to this line of credit of $400,000 and $300,000, (respectively). The Portfolios did not have any significant borrowings or allocated fees during the six months ended February 28, 2001.

6 Financial Instruments
-------------------------------------------
   The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2001

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

   A summary of obligations under these financial instruments at February 28, 2001, is as follows:

                                           FUTURES CONTRACTS
    ------------------------------------------------------------------------------------------------
                                    EXPIRATION                                        NET UNREALIZED
    PORTFOLIO                       DATE        CONTRACTS                 POSITION     DEPRECIATION
    ------------------------------------------------------------------------------------------------
    Alabama                         6/01        27 U.S. Treasury Bond     Short         $ (16,048)
    ------------------------------------------------------------------------------------------------
    Georgia                         6/01        15 U.S. Treasury Bond     Short           (27,747)
    ------------------------------------------------------------------------------------------------
    Kentucky                        6/01        30 U.S. Treasury Bond     Short           (17,831)
    ------------------------------------------------------------------------------------------------
    Louisiana                       6/01        14 U.S. Treasury Bond     Short           (32,029)
    ------------------------------------------------------------------------------------------------
    Maryland                        6/01        30 U.S. Treasury Bond     Short           (17,831)
    ------------------------------------------------------------------------------------------------
    Missouri                        6/01        15 U.S. Treasury Bond     Short           (27,746)
    ------------------------------------------------------------------------------------------------
    North Carolina                  6/01        33 U.S. Treasury Bond     Short           (75,487)
    ------------------------------------------------------------------------------------------------
    Tennessee                       6/01        11 U.S. Treasury Bond     Short           (20,347)
    ------------------------------------------------------------------------------------------------
    Virginia                        6/01        59 U.S. Treasury Bond     Short          (134,977)

   At February 28, 2001, the Portfolios had sufficient cash and/or securities to cover margin requirements on open futures contracts.

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2001

INVESTMENT MANAGEMENT

EATON VANCE MUNICIPALS FUNDS

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

Robert B. MacIntosh
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer,
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC
and Unicorn Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

MUNICIPALS PORTFOLIOS

Officers

Thomas J. Fetter
President and Portfolio Manager of South Carolina Municipals Portfolio

James B. Hawkes
Vice President and Trustee

William H. Ahern, Jr.
Vice President and Portfolio Manager of Alabama, Kentucky, and Maryland Municipals Portfolios

Robert B. MacIntosh
Vice President and Portfolio Manager of Louisiana, North Carolina, and Virginia Municipals Portfolios

Cynthia J. Clemson
Vice President and Portfolio Manager of Georgia, Missouri, and Tennessee Municipals Portfolios

Thomas M. Metzold
Vice President and Portfolio Manager of Arkansas and Oregon Municipals
Portfolios

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer,
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC
and Unicorn Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant